Exhibit 10.9
LEASE CONTRACT
Executed and signed in Yokne’am on this 9th day of the month of May 2001
BY:

Sha’ar Yokne’am, Registered Limited Partnership
Partnership No. 55-001466-6
Through its managers, Mr. Ze’ev Sivan (I.D. 000685974) and Yitzchak Reich (I.D. 127198) who are authorized to sign and bind the partnership whose address for the purpose of this contract is the “Sha’ar Hacarmel” Complex, No. 5 Nachum Chat Street, Tirat Carmel And which will be referred to below for abbreviation purposes as “The Landlord”

On the One Part

AND BETWEEN:

Mellanox Technologies Ltd.
Registered Company No. 51-276328-5
Through Mr. Eyal Waldman (I.D. 56429095) who is authorized to sign and bind the Company whose address for the purpose of this contract is “Tabor” Building, Sha’ar Yokneam, Yokneam, which will be referred to below for abbreviation purposes as “The Tenant”)

On the Second Part

WHEREAS:	The Landlord is the registered owner or Leaseholder, pursuant to the matter at hand, and exclusive holder of land with an area of approximately 62,000 square meters (hereinafter – “The Land”) including complete lots and partial lots in Bloc 11098, to the exception of part of lots 21 and 82 which are not registered in the Landlord’s name and which Sultam Ltd. who sold the rights to the foregoing “land” to the Landlord undertook also to purchase them and transfer the ownership or leasehold rights thereof to the Landlord;

AND WHEREAS:	The land described above is in an area designated for industry pursuant to the local city zoning plan C/297;

AND WHEREAS:	The Landlord developed a detailed plan to establish an industrial park on the land or some of it known as “Plan No. C/Bat/245 – Yokneam Junction Industrial Park”, that was approved by the local district construction and zoning committee, northern district and which obtained final validity with respect to Amendment No. 1 and which the

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

Landlord intends to continue to develop additional detailed plans, including but not limited to amendments and additions to the plan and amendment of the foregoing Amendment No. 1;

AND WHEREAS:	Inter alia the buildings to be constructed in the industrial park the Landlord is building on parcels 48, 49 as well as on lot no. 101 constituting part of parcels 50, 79 and 80 (partnership in land) in lot 11098 a high-tech industrial building known as the “Hermon Building”;

AND WHEREAS:	The Tenant is interested in leasing a net area of 3,332 square meters on levels *18.88 and *22.72 (on floors 4 and 5) of the “Hermon Building”, marked in yellow on the building plans attached hereto as Appendix A to this contract in order to operate its factory therein pursuant to the “purpose of the lease” as defined below;

AND WHEREAS:	The Tenant’s factory is an approved enterprise under the Encouragement of Capital Investments Law 5719-1959 an issue that constituted a material consideration by the Landlord to lease the premises to the Tenant and upon determining the rent and the terms of the lease;

AND WHEREAS:	The premises are located in a new building, which the construction thereof will be completed in 5762 (2001) and that therefore the Tenants Protection Law (Consolidated Version) 5732-1972 (hereinafter – “The Law”) will not apply to the lease;

AND WHEREAS:	The Landlord is entitled and may lease the premises to others by such a manner and terms specified in this contract below;

AND WHEREAS:	The Tenant requires the premises for a limited period and this – solely to conduct its business as a high-tech factory for the development, research and manufacturing of advanced technological products (above and below – “The Purpose of the Lease) from within the premises;

AND WHEREAS:	The Landlord declares that pursuant to the CBP and the building permit in relation to the “Hermon Building” a business as stated in the “purpose of the lease” can be conducted from within the premises;

AND WHEREAS:	The Landlord wishes to lease the premises to the Tenant and the Tenant wishes to lease the premises from the Landlord and all this by a lease that is not subjected to the various Landlord and Tenants Protection laws, including an unprotected lease pursuant to the Tenants Protection Law (Consolidated Version) 5732 -1972 and in accordance with the terms and provisions of this contract;

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

AND WHEREAS:	The premises have never been leased to the Tenant and/or other tenants with key money and the Tenant and/or any third party never paid the Landlord key money and/or any other consideration to lease the premises and therefore it is stipulated and agreed between the parties that the various Landlord-Tenants Protection laws will not apply to the lease under this contract.

AND WHEREAS:	The Tenant is willing to lease the premises for the stipulated lease period and pursuant to the terms set forth in this contract below and to undertake to fulfill all the terms and provisions contained in the contract.
Therefore It Is Agreed and Stipulated Between The Parties As Follows:
General
1.	The preamble above constitutes and integral part of this contract.
Definitions

2.	In this contract:

	“The Landlord” -	Sha’ar Yokneam, Registered Limited Partnership No. 55-001466-6.

	“The Tenant”-	Mellanox Technologies Ltd. (P.C./ 51-2763280-5).

“Area A” or “The Land” -
The land with an area of approximately 62,000 square meters in Bloc 11098, including the parcels known as numbers 33, 34, 36, 37, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49 and 50 (in their entirety) and some of parcels (areas) of the land known as numbers 21, 22, 23, 24, 30, 31, 32, 35, 38, 39, 79, 80 and 82.

	“The Detailed Plan”-	A detailed plan called “Plan No. C/Bat/245 – Yokneam Junction Industrial Park”, that was approved by the district construction and zoning committee, northern district, on 18.09.95 and received final validity including but not limited to the amendments and additions that were and/or will be made to the foregoing plan with time and any detailed plan or other plan to be approved with time with respect to the Landlord’s areas of “land”.

	“Industrial Park” or “The Project” -	Industrial Park which the Landlord is establishing on Area A based on the detailed plan and which the Landlord will continue

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

to establish on additional areas pursuant to plans to be approved.

“The Building” or “Hermon Building” -	A building for advanced industries (high-tech) the plans of which are attached to this contract as Appendix A, which is currently being built and will constitute part of the “industrial park”.

“Public Areas” or “Public Areas of the Building”
All the areas of the “building” including all its floors to be determined and defined by the Landlord, from time to time as public areas serving all the building and tenants therein, including but not limited to stairwells, elevator shafts, utility rooms, engine rooms, electricity rooms and the rest of the rooms or areas containing facilities servicing all the building, access ways, corridors, hallways and all other areas provided that they are not located or designated to be uniquely occupied by one of the tenants or users of the building.

The Landlord will occasionally be entitled to add to the public areas of the building or derogate from the areas and make them available for the exclusive use of a specific tenant or user provided that the public areas of the building will always be areas serving or designated for the use of all the tenants and occupiers of the building or a specific floor therein.

“The Premises” -	The premises described in Section 7 below to this contract.

“The Management Company” -	The Landlord itself or a company to be established by the Landlord or which the Landlord engages in a contract with to manage, maintain and render services to the “industrial park” and/or to the “building”, or a company which the Landlord grants the management, maintenance and rendering of the foregoing services to and all pursuant to the matter at hand and based on the Landlord’s exclusive and absolute choice and discretion.

“Management Contract” -	The management contract to be signed between the Landlord (or the Management Company) and the Tenant.

“Tenants Protection Law”-	Tenants Protection Law [Consolidated Version], 5732 – 1972.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

“Encouragement of Capital Investments Law”-	Encouragement of Capital Investments Law, 5719-1959.

“Representative Rate” or “The Dollar Representative Rate”

The US of America Dollar representative rate in New Israeli Shekels as published by the Bank of Israel prior to the date of actual payment of each and every payment of rent or any part of these payments which the Tenant must and/or will be obligated to pay to the Landlord under the terms of this contract and all pursuant to the matter at hand.

It is hereby agreed that the foregoing payments will be calculated and/or made in NIS, all pursuant to the matter at hand on days upon which there are no restrictions imposed and/or applicable to trading foreign currency. In the event that such restrictions apply then the relevant payment will be deferred until the first business day following the payment day upon which there are no restrictions imposed and/or that apply as above upon the trade of foreign currency and regular trading of foreign currency is conducted in commercial banks and the relevant payment will be paid in accordance with the foreign currency representative rate in NIS of the US of America as published for that business day upon which the relevant payment is made.

It is hereby clarified and agreed that for the purpose of calculating the rent the payments stipulated in US Dollars will be linked to the “U.S. CPI” index as defined below in accordance with the provisions of Section 13 below. It is hereby agreed that the representative rate on the date of signing this contract is a sum of 4.15 NIS per 1 US Dollar.

“U.S. CPI Index”-	The Consumer Prices Index in the USA known as the Consumer Price Index for all Urban Consumers, United States City Average as published on any relevant date to this contract by the Bureau of Labor Statistics of the United States Department of Labor and/or as published by any other entity and/or other official authority in the United States of America that publishes from time to time this index rate instead of the foregoing entity.

“The Basic Index” -	The U.S. CPI index last published prior to the date of signing this contract.

“The Determinative Index” -	The U.S. CPI index last published prior to the payment of any rent payment or prior to any payment on account of the rent or prior to any other payment under this contract.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

“The Building’s Plans”	The plans attached to this agreement as Appendix A.

“The Premises Plans”	The plans attached to this contract as Appendix B and which may constitute part of the building’s plans – Appendix A and marked thereon.

“The Tenant’s Work”	Adjustments, additions and changes to the premises specified in Appendix C to this contract which the Tenant is permitted to do in the premises as specified and stipulated in Section 9 to this contract.

“Mandatory Payments”	Taxes, rates, surcharges and any other payments that an occupier of land is obligated to pay pursuant to any law.
Appendices
3.	The following appendices are attached to this contract as an integral part hereof:

Appendix A -	Plans of the building.

Appendix B -	Plans of the premises.

Appendix B-1 -	Drawing of the parking lots

Appendix C -	Technical specification of the internal work in the premises.

Appendix D -	Photocopy of the approval letter given to the Tenant pursuant to the Encouragement of Capital Investments Law.

Appendix E -	Draft of the “Confirmation Of The Establishment Insurance Policy”.

Appendix F -	Draft of the “Confirmation Of The Premises Insurance Policy”.

Appendix G -	Letter of undertaking by the sub-tenant.

Appendix H -	Draft of the agreement with the Management Company.

Appendix I -	Signposting appendix.

Appendix J -	Confirmation from the Tenant’s attorney/accountant with respect to the identity of the Tenant’s shareholders and authorized signatories.
The Landlord’s Declarations
4.	The Landlord declares that:
a.	It is the registered owner or leaseholder, pursuant to the matter at hand, and exclusive occupier of the land with an area of approximately 62,000 square meters, comprised of parcels and sub-parcels in bloc 11098, to the exception of some of parcels 21 and 82 which are not registered in the Landlord’s name and which Sultam Ltd., who sold the rights to the foregoing land to the Landlord undertook to purchase them too and transfer the ownership or leasehold rights thereof to the Landlord.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

b.	Area A – is located in an area designated for industry pursuant to the local zoning plan C/297 and which the detailed plan was approved with respect thereto and has received final validity.

c.	It is erecting on Area A and possibly on additional areas, an industrial park whose buildings, all or some, are designated to be leased and the building constitutes one of them. The Landlord designated the building for high-tech industries.

d.	It is erecting the building pursuant to a duly executed building permit. The building’s external construction and construction of the public areas therein and communal facilities have yet to be completed.

The Landlord hereby declares that it intends to apply for an additional building permit with respect to the “Hermon Building” which will allow it to build an additional floor on the existing roof of the “Hermon Building” and also to split the ground level of the “Hermon Building” into two floors.

Additionally the Landlord declares that once the external construction of the “Hermon Building” is completed, the public areas are completed and the communal facilities thereof are installed the various premises on the various floors of the “Hermon Building” will be built pursuant to the various tenants’ needs.

e.	It expects that the construction of the premises, as described in Section 8(b) below will be completed by 31.12.2001 (subject to supplementing the development work and additional work to be carried out in the “Hermon Building” and/or its surroundings and which will be completed within approximately an additional 6 (six) calendar months.
The Tenants Declarations
5.	The Tenant declares that: -
a.	It saw and reviewed the detailed plan, the “building’s” plan and the premises plans and that he visited the “land” and saw the designated place for the “industrial park” to be built upon and the location of the “Hermon Building” which is currently undergoing construction and found that the premises, once built, and the “Hermon Building” in which the premises will be located are suitable for its needs, its factory and “purpose of the lease” and is willing and undertakes to lease the premises, as is once built, and under no circumstances will file a suit or raise allegations with respect to suitability of the building and premises and once built, to the “purpose of the lease” and the Tenant’s needs.

b.	The Landlord showed and told it that the “Hermon Building” plans may be modified and added thereto which will not prejudice the use of the premises and the possibilities of using it and that during the course of construction or in the future the Landlord may add and build an additional floor on the roof of the building, split the ground level of the “Hermon Building’ into 2 floors, erect an additional floor, galleries and/or additions and/or modifications of the construction

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

of the building itself and subject to the provisions of Section 29(a) below the Tenant agrees not to sue or raise any assertions in relation thereto provided that no changes apply to the premises plan without its consent, the Tenant’s convenient and safe access to the premises will not be prejudiced nor will the Tenant’s reasonable use of the premises in accordance with the “purpose of the lease” be prejudiced.

c.	The Tenant’s factory that is to be housed in the premises in the future is and/or will be by the date of receiving possession of the premises pursuant to the terms of this contract, an approved enterprise under the Encouragement of Capital Investments Law. Appendix D to this contract is a correct photocopy of the approval letter given to the Tenant’s factory under the foregoing law by the Investments Center. The foregoing approval is still valid and not cancelled and the Tenant continues to abide by its terms.

d.	The Tenant is aware that since its factory is an approved enterprise under the Encouragement of Capital Investments Law this was one of the Landlord’s primary concerns upon considering whether to lease the premises to the Tenant and determining the terms of the lease and if the approval is not given or so long as it is not given or if it is cancelled in the future then if the Tenant’s factory is not an approved enterprise under the Encouragement of Capital Investments Law for any reason, the basic rent will be increased by an amount in New Israeli Shekels (principal) equal, on the date of signing this contract, to $1 (one US Dollar) per square meter of the premises area, including but not limited to its share of the public areas in the “Hermon Building” and which will be wholly linked to increases that apply to the consumers prices index since the “basic index” was published and until the day the “Determinative index” is published prior to the actual date of payment.

e.	That subject to the fact that possession of the premises is given pursuant to the terms of this contract then the Tenant on its part hereby declares and undertakes that it saw, inspected and examined “the land”, the “Hermon Building” and its plans, the premises and all the areas included therein and/or affixtures thereto, whether exclusively or jointly with others and all its surroundings, including but not limited to access ways thereto and infrastructures, including but not limited to water, electricity, drainage and sewage hook-ups and that it found the premises and all its systems and infrastructures in working order and suitable for its needs and purposes with respect to the use thereof pursuant to the “purpose of the lease” and that it hereby waives, finally, completely, wholly and absolutely any assertion of a blatant defect and/or non-suitability in connection with the foregoing building and/or in connection with the premises and in connection with the foregoing surroundings.

To remove any doubts it is hereby clarified and agreed that defects that originate in defective construction of the premises which prevent the Tenant reasonable use of the premises pursuant to the “purpose of the lease” will be fixed by the Landlord and at its expenses within a reasonable time from the date the Landlord is requested to do so in writing by the Tenant.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

f.	A breach of Section 5 above and/or a breach of any of its sub-sections will constitute a material breach of this contract.
The Lease And Non-Applicability Of The Landlord-Tenants Protection Laws Upon The Lease
6.
a.	The Landlord undertakes to lease the premises to the Tenant following completion of the construction thereof and the Tenant undertakes to lease the premises from the Landlord and this by virtue of a lease that is not subject to the applicability of the Tenants Protection Law for the lease periods stipulated in this contract and pursuant to the conditioned and specified terms in this contract.

b.	The parties declare that upon signing this contract the construction of the “Hermon Building” and the premises has yet to be completed, that they constitute a “new building” as this phrase is defined in the Tenants Protection Law (Consolidated Version) 5732 – 1972- whereby the construction will finally be completed after signing this contract and in any event after 5728 (20th August 1968) and it will be leased after that date, and therefore the Tenants Protection Law and any law amending or replacing it as well as any regulations and/or orders enacted and/or to be enacted pursuant thereto will not apply to the leasing of the premises, and the Tenant will not be protected under the Tenants Protection Law and Regulations thereof and will not raise any assertion pursuant thereto.

c.	The Tenant hereby declares that it did not pay any key money for the premises and/or in connection with the lease subject-matter of this contract, that it did not undertake to pay any key money for leasing the premises, it did not contribute by any means to the construction of the premises and/or did not give any consideration for the premises that could be interpreted as key money under the law, that it is aware that on the day of signing this contract the premises are exclusively possessed by the Landlord, that there are no other entities or person other than the Landlord that is entitled to possession thereof and that the Tenants Protection laws, including but not limited to the “law” will not grant any protection as a protected tenant with respect to leasing the premises under this contract.

Additionally and for the sake of removing any doubt it is hereby emphasized and agreed that investments, construction extensions and improvements that are made to the premises by the Tenant, if made, will by no manner be considered as payment of key money for the premises nor will they be considered as giving consideration to the Landlord which may be interpreted as key money under the law even if they remain in the premises after the Tenant vacates the premises.

d.	The Tenant hereby explicitly declares that it is aware that this contract was executed in accordance with Sections 10 and 14 of the “law” since the premises constitute a new property and/or a property that was vacated and/or that will be vacated of any occupier other than the Landlord prior to the commencement of the lease subject matter of this contract.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

e.	It is hereby agreed that a breach of this Section 6 above and/or a breach of any of its sub-sections will be considered a material breach of this contract.
The Premises
7.	The premises include a net area of approximately 3,332 square meters located on the *18.88 and *22.72 levels of the “Hermon Building” (on the fourth and fifth floors of the “Hermon Building”), and is marked on the plans attached to this contract as Appendix B with a peripheral marking in yellow.

However, for the purpose of calculating rent which the Tenant has to pay the Landlord in accordance with the terms of this contract an additional area of approximately 674 square meters will be added to the foregoing area of the premises constituting the premises portion of the public areas in the “Hermon Building” and therefore the (gross) area of the premises including the portion of the public areas in the “Hermon Building” will be calculated as an area of 4,006 square meters.

Additionally it is hereby agreed that the Tenant will be allotted 20 (twenty) covered parking spaces in the parking lot on the open floor of the “Hermon Building” as well as 80 (eighty) additional parking spaces marked in Appendix B-1 in Green and a total of 100 (one hundred) parking spaces. The Landlord and/or the Management Company will always be entitled to change the location of the foregoing parking spaces that were allotted and/or will be allotted from time to time to the Tenant and even move them from the “Hermon Building” to another location, including but not limited to the parking areas that are organized in the “industrial park” and/or a separate parking building to be erected. The Landlord will act in good faith and reasonably in order to coordinate in advance with the Tenant any changes to apply to the foregoing parking spaces.

For the sake of removing any doubts it is hereby clarified and agreed that the monthly rent for the covered parking space will amount to a monthly total in NIS that is equal to a monthly total of $75.- (Seventy Five US Dollars), whereas the monthly rent for an open parking space (uncovered) will amount to a monthly total in NIS equal to a monthly total of $50.- (Fifty US Dollars) and all this in addition to VAT prescribed by law.

It is hereby clarified and agreed that if any changes are made to the location of the foregoing parking spaces the rent which the Tenant is to pay to the Landlord for leasing the foregoing parking spaces will not change.

Additionally it is hereby clarified and agreed that both the Landlord and the Tenant may not and will not be entitled to derogate from and/or reduce the number of parking spaces included in the premises nor charge the Tenant a sum exceeding more than 20 (twenty) covered parking spaces.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

Likewise, it is hereby clarified and agreed that the foregoing premises, in addition to all the foregoing parking spaces that are allotted to the Tenant from time to time will be referred to in this contract (above and below – “The Premises”).

For the sake of removing any doubts it is hereby clarified and agreed that by determining the foregoing area of the premises all the thicknesses of the external walls of the premises were included in the determination, one half (1/2) of the thickness of all the internal walls of the premises bordering other premises in the “Hermon Building” but the full thickness of the partitions or walls of the premises bordering public areas in the “Hermon Building” in addition to the “relative portion” of the premises in the communal property of the “Hermon Building”.

Likewise it is hereby agreed and clarified that the phrase “relative portion” in this section means: the relative portion based on the ratio between the area of the premises itself excluding the public areas and the total areas of all the areas of the premises or those that are designated to be leased or for exclusive use in the building also without their portion of the public areas as noted above.

It is hereby agreed that a breach of this section will constitute a material breach of this contract.
Delivery Of Possession Of The Premises To The Tenant
8.
a.	The Landlord hereby undertakes to deliver the premises to the Tenant on 31.12.2001 (hereinafter – “Date For Delivery Of Possession Of The Premises”) whereby the premises will be built and completed pursuant to the technical specification attached hereto as Appendix C to this contract including the internal layout of the premises.

For the sake of removing any doubts it is hereby clarified, emphasized and agreed that at least 50% (fifty percent) of the total area of the premises will be delivered by the Landlord to the Tenant at an “open-space” standard.

The provisions of this section are subject to the provisions of Section 37 below.

b.	Additionally, it is hereby agreed that the Landlord will permit the Tenant, after delivery of possession of the premises to the Tenant and at its exclusive and complete expense to carryout various work in the premises that the Tenant requires from time to time for the purpose of adjusting the premises to the Tenant’s needs as they may be from time to time, but this – subject to the fact that all the plans and work which the Tenant intends to carryout in the premises requires the Landlord’s written and approval in advance.

c.	The Tenant was informed that “on the date of delivery of possession of the premises” the construction of the “Hermon Building” will not be completely finished and some or part of the premises or systems serving it or part of it will be built or installed thereafter and the Tenant is aware and agrees to this provided that “on the date of delivery of possession of the premises” to the Tenant the construction of the external

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

shell of all the “Hermon Building” will be completed, reasonable and safe access to the premises will be available, including but not limited to parking areas, the Landlord will ensure hookups, temporary or permanent, to electricity, water and air-conditioning for the premises, the construction of the “Hermon Building” entrance lobby will be completed and the construction of the secured areas on the floor will be completed that are designated for the use of the premises.

For the sake of removing any doubts it is hereby clarified and emphasized that the installation and operation of the elevators in the “Hermon Building” will be completed only 2 (two) calendar months thereafter which will begin from the “date of delivery of possession of the premises”.

However, if on the “date of delivery of possession of the premises” a freight elevator is not made available to be used by the Tenant which will allow the Tenant to move equipment belonging to it to the premises, the Landlord will contribute to the expenses of hiring cranes to transfer such equipment to the premises as against the issuance of receipts to it by the Tenant and up to a total sum not to exceed $1,500.- (One Thousand And Five Hundred US Dollars).

Additionally, it is hereby agreed and emphasized that “on the date of delivery of possession of the premises” to the Tenant pursuant to the terms and provisions in this contract the development work and work in the public areas of the “Hermon Building” have yet to be completed however the Landlord will act so that the Tenant will have reasonable access to the premises in order for the construction thereof to be completed and/or to be used for the “purpose of the lease”.

d.	The Landlord will notify the Tenant of the date of delivery of possession of the premises by written notice at least 7 days in advance.

e.	Prior to the date of delivery of possession of the premises as noted above and as a condition precedent to delivery of possession thereof, the Tenant will give the Landlord all the confirmations of insurance policies which the Tenant is obligated to remit to the Landlord in accordance with the provisions of Section 16(b) below.

f.	On the day and time stipulated in the Landlord’s notice pertaining to the date of delivery of possession, the Tenant will be at the premises in order to accept possession thereof and the Landlord will deliver possession of the premises at that time provided that the Tenant furnishes the Landlord, prior to then, postdated checks to secure full payment of the rent for the first year as noted in Section 12(a)(4) below, if not yet furnished, and the Tenant will also furnish, at that time, to the Landlord all the securities and guarantees that are required in order to fulfill its obligations pursuant to this contract and as noted in Section 27 below.

g.	Upon delivery of possession of the premises a delivery and condition of the premises protocol will be executed (hereinafter – “Delivery Protocol”).

The delivery protocol will note all the issues that require completion or repairing, if such exist, and the Landlord will complete the repairs as soon as possible despite the

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

fact that the Tenant has received possession of the premises. The provisions of this section is subject to the fact that the defects which prevent the “Tenant’s work” in the premises from being carried out are repaired by the Landlord prior to delivery of possession of the premises to the Tenant.

h.	If the Tenant does not appear, as above, to accept possession of the premises on the day and at the time stipulated in the Landlord’s notice, a “delivery protocol” will be executed in the Tenant’s absence pertaining to the fact that the premises are ready for delivery, the Landlord’s willingness to deliver possession thereof to the Tenant and the fact that the Tenant did not show up to accept delivery thereof. This protocol will serve as prima facie evidence of the correctness of the content thereof and possession of the premises will be considered as delivered to the Tenant on that day and the commencement of the “lease period” will be considered as starting on that day even in this instance no matter when the Tenant actually accepts possession of the premises.

i.	If the Tenant does not furnish the checks to guarantee payment of the rent as noted in Section 12(a)(4) below, or does not furnish the securities and guarantees to ensure fulfillment of its obligations as noted in Section 27 below, then it will not be entitled to receive possession of the premises so long as it does not furnish the Landlord with all the checks and guarantees as noted even if the Tenant shows up on the date and at the time determined for the date of delivery of possession of the premises and the Tenant will be deemed as not showing up to accept possession of the premises until it furnishes the foregoing checks and guarantees.

j.	The day determined in the Landlord’s notice as the date of delivery of possession of the premises will be considered the date upon which the lease begins whether the Tenant shows up to accept possession of the premises or not and all its obligations under this contract, including but not limited to its obligation to pay rent, mandatory payments and the rest of the payments imposed upon it under this contract will apply from that date onwards unless the Landlord agreed to set a different date for delivery of possession and issued an additional written notice to the Tenant which will then be the date stipulated in such a notice as the beginning of the lease.

k.	If such a “delivery protocol” is not executed for a reason associated with the Tenant then actual acceptance of possession of the premises by the Tenant will be deemed as the Tenant’s consent and as prima facie evidence of the fact that the premises were in fact delivered to the Tenant by the Landlord pursuant to the terms of this contract and to the Tenant’s complete satisfaction.

l.	It is hereby agreed that a breach of Section 8 above and/or a breach of any of its sub-sections will be considered a material breach of this contract.
Tenant’s Work in the Premises
9.
a.	It is hereby agreed between the parties that the Tenant is entitled to carryout, from time to time, internal work in the premises in order to adjust the premises to its needs (hereinafter – “The Tenant’s Work”). The Tenant hereby undertakes that all the

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

“Tenant’s work” that it carries out in the premises will be to a high standard, using materials that are approved only by the Israeli Standards Institution, exactly matching the plans and specifications that were approved in writing by the Landlord and/or someone on its behalf and are carried out while stringently and completely conforming to all the relevant rules and laws concerning such work.

The Landlord will permit the Tenant to enter the premises in order to carryout the “Tenant’s work” in the premises from the date stipulated in Section 8(b) above.

In addition to the provisions of Section 8(a) and 8(b) above, it is hereby agreed that the authorization given by the Landlord to the Tenant to carryout the “Tenant’s work” in the premises is contingent upon and subject to the provisions in this contract below.

b.	It is hereby clarified and agreed that if the Tenant wishes to carryout any work in the premises then all the plans relating to the “Tenant’s work” as well as their technical specifications will be furnished by the Tenant to the Landlord at least 60 (sixty) days prior to the date scheduled to begin the “Tenant’s work” in the premises and requires the Landlord’s approval in advance and in writing.

The Landlord will not refuse approval of the “Tenant’s work”, plans or technical specifications unless on reasonable grounds. The engineer’s response, on the Landlord’s behalf, will be given within 30 days from the date the Tenant gives the Landlord the plans to carryout the “Tenant’s work” in the premises.

Additionally, the engineer on the Landlord’s behalf is entitled and authorized to give the Tenant appropriate instructions if he finds that the “Tenant’s work” in the premises do not conform with the plans and/or the technical specifications that were furnished by the Tenant to the Landlord for its approval and/or to the terms of this contract and this without imposing upon the Landlord any duty and/or liability pertaining thereto. The Tenant, on its part, hereby undertakes to follow these instructions immediately upon being notified thereof.

c.	The Landlord will favorably respond to the Tenant’s request to carryout the

“Tenant’s work” in the premises after delivery of possession of the premises to the Tenant pursuant to the terms of this contract only if all the following preliminary conditions are met and subject to the fulfillment thereof:
1.	The Tenant provides the Landlord with confirmation of the “Work in progress Insurance Policy”, as noted in Section 16(b)(1) below.

2.	The Tenant pays the Landlord the first payment of rent as noted in Section 12(a)(3) below and also provides it with the confirmation of the “Premises Insurance Policy” as noted in Section 16(b)(2) below before the Tenant is permitted to begin the Tenant’s work in the premises instead of on the day of delivery of possession of the premises.

3.	The Landlord’s engineer will approve, in advance and in writing, that carrying out the Tenant’s work or any part of the Tenant’s work that it

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

approves, does not cause any interruption, delay or burden upon the construction work of the premises themselves.

The Landlord engineer’s decision pertaining to the above, including but not limited to its decision not to permit performance of the Tenant’s work prior to delivery of possession of the premises or that only some of the work can be carried out will be final and there will be no argument or appealing such a decision unless if the Tenant views the decision as being given on unreasonable grounds.

4.	The Tenant will execute all the insurance policies that are required or correct to execute them in connection with the performance of the Tenant’s work under the given circumstances pursuant to the Landlord’s determinations and requirements and at its exclusive and absolute discretion, including but not limited to contractors work insurance policy, third party liability insurance policy, employers insurance policy in the amounts to be determined by the Landlord or to be approved by it, will furnish the Landlord confirmation from the insurer pertaining to the execution of all the foregoing policies in the format attached to this contract as Appendix E and will present the Landlord all the policies that were executed prior to beginning the work in the premises.

5.	The Tenant will pay the Landlord in advance or will undertake to pay it, or in its place, all at the Landlord’s choice, all the additional payments that are required by the contractors or other persons performing the work in the premises or the “Hermon Building”, work on the Landlord’s behalf so that the Tenant will be permitted to carryout the “Tenant’s work” or that part of the work that is approved even prior to completion and delivery of the work in the premises or building, or due to additional work or hindrances or delays that are caused, according to them, due to the “Tenant’s work” or due to any other demand that is raised by them that is associated with the “Tenant’s work” in the premises unless the payment demand is made on unreasonable grounds. In the event of a dispute regarding the reasonableness of the demand the Landlord’s CEO will decide upon the matter finally and absolutely.

6.	If despite all of the above a delay occurs in completing the construction of the premises or in delivery of possession of the premises to the Tenant due to the “Tenant’s work” or due to delays it caused or because the work was not completed or finished or some of it was not completed or finished for any other reason associated with the “Tenant’s work”, the Landlord will determine the date for delivery of possession to the best of its judgment and in good faith on the same day the premises should have been completed but for the “Tenant’s work”, will notify the Tenant of the date and this date will be deemed the date for delivery of possession of the premises and the date upon which the lease will begin and will replace the

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

date for delivery of possession that is stipulated in Section 8(b) above despite the premises not being completed by then.
d.	The “Tenant’s work” to be done in the premises commencing from the “date of delivery of possession of the premises” and onwards will be treated the same as changes or additions that are executed by the Tenant in the premises with the Landlord’s consent during the “lease period”, as noted in Sections 19(a) and through to 19(d) below and will become the Landlord’s property at the end of the lease subject matter of this contract without any consideration unless the Landlord demands that they be removed, or some of them be removed at the end of the lease subject matter of this contract and in such an instance – the Tenant must remove all the Tenant’s work or any part of them that was demanded to be removed and restore the premises to the condition it was in or should have been in pursuant to the terms of this contract including but not limited to the relevant appendices hereto.

e.	It is hereby agreed that a breach of this Section 9 above and/or a breach of any of its sub-sections will be considered a material breach of this contract.
The Purpose Of The Lease And Use Of The Premises
10.	The Landlord hereby leases the premises to the Tenant and the Tenant hereby leases the premises from the Landlord and this only for the “purpose of the lease” specified in the preamble to this contract.

The Tenant will be entitled to use the premises only for the “purpose of the lease” and will not be entitled to use the premises or any part thereof or permit the use of the premises or any part thereof for a purpose other than the “purpose of the lease” above without the Landlord’s consent thereto in advance and in writing.

Additionally, the Tenant hereby undertakes not to change by any means the “purpose of the lease” without obtaining the Landlord’s consent thereto in advance and in writing.

Likewise, it is agreed between the parties that subject to the provisions of Section 32 below a breach of this section will be considered a material breach of this contract which will entitle the Landlord to sue the Tenant to immediately vacate the premises without prejudicing the rest of the Landlord’s rights under this contract and/or prescribed by law.
Lease Period
11.
a.	It is hereby agreed between the parties that the lease period of the premises in accordance with the terms of this contract will only be for a total period of 60 (sixty) months, commencing on 1.1.2002 and ending on 31.12.2006 (hereinafter – “The Lease Period”).

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

b.	The Tenant is hereby granted an option (hereinafter – “The Option”) to extend the “lease period” for an additional total period of 60 (Sixty) months, commencing on 1.1.2007 and ending on 31.12.2011 (hereinafter – “The Extended Lease Period”), but this provided that the Tenant gives notice to the Landlord by 30.6.2006 (i.e. – at least 6 (Six) months prior to the end of the “lease period”) in writing pursuant to which it wishes to exercise its right in full in accordance with the “option” and extend the “lease period” until the end of the “extended lease period”.

c.	For the sake of removing any doubt it is hereby emphasized and agreed that in addition to the condition referenced in Section 11(b) above it is hereby agreed between the parties that the Tenant will not be entitled to extend the lease pursuant to the “option” nor will it be entitled to any extension of the lease subject-matter of this contract if it does not adhere to the primary terms of this contract in their entirety and in a timely manner including if it does not pay all the payments and rent which it is obligated to pay in accordance with the terms and provisions of this contract.

However, a delay in giving notice with respect to exercising the “option” and/or a delay in making any rent payment that does not exceed 15 (fifteen) days from the date determined for the relevant payment pursuant to the terms of this contract will not negate from the Tenant the right to continue the lease under the “option” and in accordance with the rest of the terms of this contract.

d.	It is hereby agreed and emphasized that the terms and provisions of this contract with respect to the “lease period” will apply to the lease during the “extended lease period” – although subject to amendments that are applicable with respect to the rent to be paid during the “extended lease period”, all pursuant to the matter at hand, and in accordance with the terms of this contract.

e.	The Tenant will not be entitled to shorten the “lease period” and/or the “extended lease period” if indeed exercised with respect to the “option” in accordance with the terms of this contract and all this – without the need to obtain advance consent in writing from the Landlord.

Additionally, it is hereby agreed that if the Tenant leaves the premises for any reason whatsoever prior to the end of the “lease period” or prior to the end of the “extended lease period”, all pursuant to the matter at hand, and this without obtaining the Landlord’s consent in advance and in writing hence in addition to the provisions in this lease contract the Tenant will continue to pay the Landlord the full rent as specified below in this contract for the rest of the “lease period” and whereupon the “option” is exercised – then also for the rest of the “extended lease period”, all pursuant to the matter at hand.

f.	For the sake of removing any doubt it is hereby explicitly agreed and stipulated that the Tenant’s obligation to lease the premises during the entire lease period, and in the event the “option” is exercised by the Tenant – also during the entire “extended lease period”, including but not limited to its obligation to pay rent and all the rest of the payments owing to the Landlord under this contract during the entire “lease period” and in the event the “option’ is exercised, also during the entire “extended lease

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

period”, as with the Tenant’s obligation to pay all the rest of the taxes, rates, surcharges, mandatory payments and various other payments it is obligated to pay under this contract to the authorities or third parties, will continue to remain in effect until the end of the “lease period” and in the event the “option” is exercised by the Tenant – until the end of the “extended lease period” and the Landlord will be entitled to enforce that the Tenant pay all these payments and the Tenant must continue to pay them until the end of the “lease period” and in the event the “option” is exercised by the Tenant – also until the end of the “extended lease period” even if the Tenant gives notice of termination of the lease and also if it vacates the premises or any part thereof, or actually stops using the premises prior to the end of the relevant period.

g.	Whereupon the Tenant vacates the premises or any part thereof or actually stops using the premises prior to the end of the relevant lease period as noted in Section 11(f) above, the Landlord will be entitled, but not obligated, to lease the premises that are vacated or any part that is vacated, by the Tenant to another tenant and the Tenant’s obligations to continue to pay the rent and the rest of the mandatory payments and other payments applicable to it under this contract will continue to remain in effect also until the end of the “lease period” and in the event the “option” is exercised by the Tenant – also until the end of the “extended lease period”, unless in such an instance the Landlord deducts from the amounts that the Tenant owes all the amounts that were paid by the new tenant for the same payments to the extent of the rent which the Tenant should have paid under the terms of this contract.

h.	None of the provisions in Sections 11(e), 11(f) and 11(g) above will impose upon the Landlord any duty to lease the premises or any part thereof if vacated by the Tenant prior to the end of the “lease period” and in the event the “option” is exercised by the Tenant – if the premises are vacated by the Tenant prior to the end of the “extended lease period” as noted above, and the Landlord will be entitled to enforce the lease contract upon the Tenant and see it as obligated to fulfill its obligations and undertakings which the Tenant assumed until the end of the “lease period” and in the event the “option” is exercised by the Tenant – until the end of the “extended lease period” without having to attempt to lease the premises to another tenant.

On the other hand, leasing the premises or any part thereof that is vacated by the Tenant prior to the end of the relevant lease period to another tenant as noted in Section 11(g) above will not be considered a waiver by the Landlord of any of its rights available to it under this contract and it will be entitled to enforce upon the Tenant to fulfill its obligations under this contract or any one of them as well as to pay compensation for all the damages sustained by the Landlord as a result of the breach as noted above in this contract by the Tenant.

i.	A breach of this Section 11 above and/or a breach of any of its sub-sections will be considered a material breach of this contract.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

Rent – Extent Thereof, Payment Terms And Payment Dates
12.
a.	The Tenant hereby undertakes to pay the Landlord rent for the premises in accordance with the following:
1.	The monthly rent for each and every one of the 60 (sixty) months of the lease in the “lease period” will amount to a monthly sum in NIS equal to a monthly sum (principal) of $59,581.- (Fifty Nine Thousand and Five Hundred and Eighty One US Dollars) (hereinafter – “The Basic Rent During the Lease Period”).

It is hereby clarified and agreed that the entire “basic rent during the lease period” will be paid by the Tenant to the Landlord in NIS in accordance with the “US Dollar representative rate in NIS” in addition to linkage differentials applicable to linking it to the applicable changes in the “U.S. CPI Index” pursuant to the linkage calculations set forth in Section 13 below and in addition to VAT to be paid in accordance with the provisions of Section 22(d) below.

2.	The monthly rent for each and every one of the 60 (sixty) months of the lease of the “extended lease period” will amount to a monthly sum in NIS equal to a monthly sum (principal) of $65,539.- (Sixty Five Thousand and Five Hundred and Thirty Nine US Dollars) (i.e. – an addition of 10% to the dollar rent stipulated in Section 12(a)(1) above) (hereinafter – “The Basic Monthly Rent During The Extend Lease Period”).

It is hereby clarified and agreed that the entire “monthly rent during the extended lease period” will be paid by the Tenant to the Landlord in accordance with the “Dollar representative rate in NIS” in addition to linkage differentials applicable due to linking the entire amount to applicable changes to the “U.S. CPI Index” pursuant to the linkage calculations set forth in Section 13 below, and in addition to VAT to be paid in accordance with the provisions of Section 22(d) below.

3.	The entire rent which the Tenant is obligated to pay the Landlord in accordance with the terms of this contract is in consideration of leasing the premises during the entire “lease period” and in the event the “option” is exercised by the Tenant in accordance with the terms of this contract – also for leasing the premises during the entire “extended lease period” – will be paid by the Tenant to the Landlord by tri-monthly consecutive and continuous payments each time to be paid in advance for the 3 (three) additional months in advance.

The first payment to be paid in advance in lieu of the rent for the second quarter of the “lease period” will be paid by the Tenant to the Landlord on 1.1.2002 whereas the dates for the payment of the rest of the tri-monthly payments which the Tenant is obligated to pay to the Landlord pursuant to the

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

terms of this contract will be on the 1st (first) of the calendar months of April, July, October and January which will apply from 1.4.2002 and until the end of the lease subject-matter of this contract in accordance with all the terms and provisions of this contract.

If the “lease period” begins or ends in the middle of a calendar quarter of the foregoing 4 (four) calendar quarters then the rent will be paid by the Tenant to the Landlord for that quarter pursuant to the number of months of the lease actually included therein.

4.	In order to simplify the process of collecting the full amount of the rent which the Tenant is obligated and/or becomes obligated to pay to the Landlord in accordance with the terms and provisions of this contract, the Tenant will give the Landlord no later than 14 (fourteen) days prior to the commencement of each relevant lease period of 12 (twelve) calendar months of the lease 4 (four) signed checks that are made payable to the Landlord and for the total sum of the rent linked to the “U.S. CPI Index” pursuant to the terms of this contract relating to those relevant 12 (twelve) calendar months of the lease.

The dates for payment of these checks will be in accordance with the dates for payment stipulated in Section 12(a)(3) above.

The linkage differentials of the U.S. CPI Index that are applicable with respect to linking the entire rent payments to increases applicable to the U.S. CPI Index in accordance with the provisions of Section 13 below will be paid by the Tenant to the Landlord, in full, and in practice, on the payment dates referenced in Section 12(a)(3) above.

In order to prevent any doubts it is hereby agreed and emphasized that remitting the foregoing checks to the Landlord will by no means be considered as payment on account of the rent which the Tenant is obligated to pay and/or becomes obligated to pay to the Landlord under the terms of this contract and only full and actual payment to the Landlord of these checks will be considered as payment on account of the rent owing to the Landlord from the Tenant pursuant to the terms and provisions of this contract.

A check that was given to secure a payment that is actually settled by the Tenant by means of a bank transfer to the Landlord’s account will be returned by the Landlord to the Tenant after the Landlord’s account has actually been credited for the relevant payment for which the relevant check was given.
b.	It is hereby agreed between the parties that in any event that the Tenant is late in making any payment of the rent of the rent payments that it is obligated to pay to the Landlord in accordance with the terms and provisions of this contract and this – with respect to a delay exceeding 90 (ninety) days from the date determined for payment of such a payment pursuant to the terms and provisions of this contract, all pursuant to the matter at hand, and despite the Tenant receiving a warning from the Landlord in writing thereof 14 (fourteen) days in advance, hence under these circumstances of

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P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

such a delay in payment the entire balance of the rent owing to the Landlord under this contract for 12 (twelve) additional consecutive months starting from the date of the relevant payment in arrears of the rent which the Tenant owes to the Landlord pursuant to the terms of this contract will become payable immediately and the Tenant must pay the full rent that it undertook to pay the Landlord in accordance with this contract with respect to those relevant 12 (twelve) months to the Landlord without any additional delay.

c.	For the sake of removing any doubt it is agreed between the parties that the Tenant must pay the Landlord the full rent owing from it to the Landlord in accordance with this contract in lieu of leasing the premises even if no use is made of the premises.

d.	Without prejudicing the Landlord’s rights to rescind this contract due to a material breach in any instance of non-payment by the Tenant of any of the rent payments in a timely manner as noted above, it is agreed between the parties that in any event of a delay in payment of rent or clearing a check given to secure the payment, the amount will incur interest in arrears with respect to overdrafts of an approved credit line for foreign currency accounts managed in US Dollars or at the Landlord’s choice, the amount in arrears will accrue linkage differentials linked to the “index” in addition to interest at the maximum rate customary at the relevant time at Bank Hapoalim Ltd. with respect to foreign currency loans stipulated in US Dollars.

The charge of the interest in arrears will be executed so that this interest will be added to a payment which the Tenant must pay the Landlord following the date of the payment in arrears and will be considered, together with that consecutive payment and the linkage differentials to the “index” thereon as “principal” for the purpose of calculating interest in arrears in the future.

None of the provisions above will be construed as granting the Tenant the right to make rent payments in arrears under this contract.

e.	A breach of this Section 12 above and/or a breach of a sub-section thereof will be considered a material breach of this contract.
Linking The Payments To The US Dollar Representative Rate In NIS And The Increase Of The U.S. CPI Index In The USA
13.
a.	All the rent payments that the Tenant must pay to the Landlord pursuant to the terms of this contract, including but not limited to “basic rent during the lease period” and “basic rent during the extended lease period” and stipulated in this contract in US Dollars will be paid by the Tenant to the Landlord in New Israeli Shekels in accordance with the “US Dollar representative rate in Shekels” that is known on the actual date of payment of each and every payment of such rent payments or any part of these payments that are paid by the Tenant to the Landlord pursuant to the terms of this contract.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

However under no circumstances will the US Dollar representative rate fall below the “basic US Dollar rate” of 4.15NIS (Four New Israeli Shekels and Fifteen Agorot) per one US Dollar.

b.	It is hereby agreed between the parties that every rent payment to be paid by the Tenant to the Landlord in accordance with the terms of this contract, including but not limited to rent referenced in Section 12 above, in the sub-sections of Section 12 will be paid by the Tenant to the Landlord whereby each payment will be linked in their entirety to any increase that applies to the U.S. CPI index by such a manner that if the rate of the U.S. CPI Index that is last published prior to the actual date of payment to the Landlord of any payment of the foregoing payments which the Tenant took upon itself to pay the Landlord pursuant to the terms of this contract, all pursuant to the matter at hand (hereinafter – “the New Index”) increases as opposed to the “basic index” rate, the Tenant will pay the Landlord all the payments referenced in Section 12 above and all its sub-sections, whereby they will be increased in relation to the increase in the rate of the “new index” as opposed to the rate of the “basic index” and all this – pursuant to the matter at hand and taking into account the actual payment in full to the Landlord of each and every one of the foregoing payments.

If the rate of the “new index” falls below the “basic index” the monthly rent payments (principal) stipulated in Section 12 above (including but not limited to all of its sub-sections) will be paid without any reduction whatsoever.

Additionally it is clarified and agreed that if the “new index” falls below any prior “new index” then the linkage calculations will be executed based on the “new index” that is last published prior to the actual date of payment of the relevant payment, and provided that under no circumstances falls below the “new index” as opposed to the “basic index”.

c.	Notwithstanding the aforesaid and for the sake of removing any doubt it is hereby agreed and emphasized between the parties that under no circumstances no payment which the Tenant is to pay to the Landlord for the rent subject-matter of this contract will fall short of the dollar rent (principal) specified in Section 12 above and all its sub-sections.

d.	In order to prevent doubts it is hereby agreed and emphasized that VAT prescribed by law at the rate applicable at the time the payment is actually made in full to the Landlord for each and every payment on account of the rent which the Tenant must pay the Landlord in accordance with the terms and provisions in this contract will be added to each payment of rent which the Tenant must pay to the Landlord under the terms of this contract including but not limited to the “basic rent during the lease period” and the “basic rent during the extended lease period”. The foregoing VAT will be paid by the Tenant to the Landlord on the date stipulated in Section 22(d) below.

e.	It is hereby agreed that a breach of this Section 13 and/or its sub-sections will be considered a material breach of this contract.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

Permitted Use, Prohibited Use And The Disposal Of Waste From The Premises
14.
a.	The Tenant is entitled to use the premises solely for the “purpose of the lease” as defined above and for no other use unless it obtains advance and written approval to modify the “purpose of the lease” from the Landlord.

Except for the use of the premises and the parts adjoined thereto and the communal property in the “Hermon Building” and in the “industrial park” the Tenant will not be entitled to use the rest of the parts of the “Hermon Building” and/or the “industrial park”.

In addition thereto the Tenant will not be entitled nor allowed to permit a third party and also including any person acting on its behalf and/or in its place, including but not limited to its employees, contractors and/or sub-contractors, invitees, clients and licensees that visit the premises and/or are in the premises on its behalf to make any use of the premises not in accordance with the “purpose of the lease” and/or not to make any use of the other parts of the “Hermon Building” and/or “the Industrial Park”.

b.	Additionally and without derogating from the generality of the foregoing, the Tenant hereby undertakes as follows:
1.	To do the best it can in order to prevent its employees, clients and suppliers from parking vehicles and cars in the industrial park except in the parking areas that are marked with the color green on the parking lot drawing attached as Appendix B-1 to this contract or in the alternative parking area that will be allotted to the Tenant in accordance with the provisions of Section 7 above.

2.	Not to place, outside the area of the premises any goods, equipment, merchandise, inventory, chattels, items of furniture, packaging material and packaging equipment as well as any type of waste.
c.	The Tenant hereby undertakes to ensure that good and proper neighborly relationships are maintained with the rest of the tenants and/or users of the premises and/or units included in the “Hermon Building” and/or the “project” and in addition thereto also to ensure that the areas designated for its use and/or the use of those acting as its agent and/or on its behalf are kept clean and orderly in accordance with the terms of this contract.

Likewise, the Tenant hereby undertakes not to cause and not to allow others to cause any interruptions, gatherings and/or nuisances in the foregoing premises and/or the “Hermon Building” and/or the “industrial Park”.

Additionally, the Tenant hereby undertakes to furnish the Landlord, if the Landlord so requires of it as a result of a demand and/or complaint addressed to the Landlord, approvals from the Ministry of Health and the Ministry of Environment pertaining to

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

the fact that its factory to be conducted from within the premises meets all the foregoing ministries’ standards with respect to waste disposal and/or polluted materials into the environment.

d.	The Tenant is responsible for storing any waste from its factory and any garbage or its or its’ factory’s other waste other than regular office waste and remove it from the premises and the area of the

“industrial park” without delay and the Tenant will also ensure, at its complete and exclusive expense, to have suitable and separate containers into which it will dispose of the waste and garbage from its factory until they are removed from the site, and to dispose and remove the foregoing waste and garbage from the area of the “industrial park” as soon as possible and this without disturbing the other tenants use and other users use of the “Hermon Building” and the “Industrial Park”, and while coordinating the removal thereof with the local authority and the Landlord.

e.	It is hereby emphasized and agreed that any supply of petroleum and/or gas to the premises requires the advance and written consent from the Landlord.

f.	A breach of this Section 14 and/or all of its sub-sections will be considered a material breach of this contract.
Licensing, Use And Management Of The Business From Within The Premises Pursuant To The Law
15.
a.	The Tenant hereby undertakes to use the premises and manage the premises in accordance with the requirements of all laws, statute, regulations and municipal and other bylaws that apply and/or will apply with respect to businesses in accordance with the nature of the business to be conducted by the Tenant in the premises in accordance with the “purpose of the lease”.

The Tenant undertakes to abide by all the provisions of the laws, regulations, bylaws and provisions rendered by the competent authorities with respect to the premises and conducting a business from within the premises including all the standards and provisions applicable and/or to become applicable from time to time with respect to safety, security, fire extinguishing, safety at work, environment, cleanliness and sanitary issues, prevention of nuisances and any other matter as well as with respect to conforming with any regulation or provision that was duly issued concerning any matter.

Additionally, the Tenant hereby undertakes to obtain, at its exclusive and complete expense, all the approvals, permits and licenses that are required, if required by the competent authorities in order to conduct its business from within the premises building and to pay, where necessary and as required by law – all payments without exception associated thereto.

The Landlord on its part will cooperate, in good faith, if the Tenant so requires, and will sign any applications and documents that are required in order to obtain all the

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permits, approvals and licenses necessary in order to conduct the Tenant’s business from within the premises.

The Landlord hereby declares that to the best of its knowledge there is nothing preventing the Tenant from obtaining such approvals.

b.	Additionally, and for the sake of removing any doubt it is hereby agreed and emphasized that the complete and exclusive liability to conduct a business and/or to use the premises without a license, permit and/or any approval, if such a situation is in fact created, will apply exclusively upon the Tenant and the Tenant will be the one to pay all the sanctions imposed, if imposed, as a result thereof and will indemnify the Landlord for any expense and/or payment and/or sanction imposed, if imposed, upon the Landlord by a third party, including but not limited to a court and/or other competent authority for and/or due to conducting the Tenant’s business from within the premises building without a business license and/or without obtaining a permit and/or other approval necessary by law. The foregoing duty of indemnification is contingent upon the Landlord notifying the Tenant of the demand and/or claim and/or charge against it and enabling the Tenant, insofar as dependent upon the Landlord, to defend itself.

c.	It is hereby agreed and emphasized that the Tenant must pay the full rent due on leasing the premises even if it does not actually use the premises as a result of not obtaining all the approvals, permits and licenses necessary and/or required from time to time by law and by any competent authority in order to conduct its business from within the premises and the use of the premises in accordance with the “purpose of the lease” and in accordance with the rest of the terms and provisions in this contract.

d.	A breach of Section 15(a) and/or a breach of Section 15(b) and/or a breach of Section 15(c) above will be considered a material breach of this contract.
Insurance and Liability
16.
a.	The Landlord’s Insurance Policies

Without derogating from the Tenant’s liability under this agreement and/or pursuant to the law the Landlord undertakes to execute and maintain, itself or through a Management Company, during the entire lease period and in the event that the “option” is exercised by the Tenant also during the entire “extended lease period” the insurance policies referenced below and to the extent of coverage as defined alongside them (to be referred to below as — “The Landlord’s Policies”) with a duly authorized and reputable insurance company in Israel and the Tenant will reimburse the Landlord of its relative share of the foregoing insurance premiums and insurance expenses as set forth below:
1.	A policy covering the premises building and all affixtures thereto (to the exception of any repairs, modifications, improvements, renovations and extensions to the premises that were done or will be done by the Tenant or on its behalf other than

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through the Landlord or the Management Company) against loss or damage that is acceptable to insure against them including but not limited to risks of fire, explosions, earth quake, malicious damage, storm, blizzard, flood and water damages, damage by aircrafts, riots, strikes, supersonic explosion, damage by vehicles, collision damage, glass breakages, mechanical breakages, damages from burglaries and such like, all at the Landlord’s exclusive discretion for the full value of rebuilding the building and the premises as estimated by the Landlord.

The foregoing policy will include a clause pursuant to which the Insurer will waive any right to subrogation toward the Tenant and or anyone acting on its behalf, provided that the damage was not caused maliciously and this provided that also the Tenant’s insurance policies include a similar clause.

2.	A policy for loss of rent, parking fees and management fees as a result of the risks covered in the property insurance policy specified in Section 16(a)(1) above during an indemnification period of no less than 12 calendar months and the amounts will be revised from time to time by the Landlord and/or by the “Management Company” all at their exclusive and absolute discretion. The foregoing policy will include a clause pertaining to the waiver of the right to subrogation against the Tenant and/or anyone acting on its behalf to the exception of a person who maliciously causes the damage.

The Tenant undertakes to pay the Landlord its relative share of these insurance premiums within 30 (thirty) days to begin on the date the Landlord demands reimbursement thereof. In such an instance the Tenant will be released from payment of the basic rent and management fees for those instances and during that period in which the insurance company pays the Landlord and/or Management Company, all pursuant to the matter at hand, the full payments of the rent and management fees in a timely manner.

The Tenant’s relative share of the insurance premium will be determined by the Landlord based on the ratio between the (gross) area of the premises and the (gross) area of all the premises and buildings insured under that same policy and the Tenant will pay its relative share of the foregoing insurance premiums at the Landlord’s request to do so and in accordance with the terms and payments determined by the Landlord. The Tenant will be entitled to review, at the Landlord’s offices, all the insurance polices that are issued as above as well as to review all the charges in connection with its obligation to pay the relative share of these insurance premiums.

3.	Third party liability insurance policy insuring the Landlord’s, Management Company’s and Tenant’s liabilities for any injury and/or damage sustained to the person and/or property of any person and/or entity within the public areas of the land adjoined to the “building” and the premises (other than areas whereby an exclusive right of use has been given to the Tenant in accordance with this agreement) for appropriate sums at the Landlord’s discretion provided that the limits of liability do not fall short of a sum of $2,000,000.- (Two Million US Dollars) per incident and for the duration of the annual insurance period.

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The policy will not be subject to any restrictions with respect to liability deriving from fire, explosions, shock, poisoning, anything harmful in food and beverages, elevation devices, loading and unloading, defective sanitary facilities as well as subrogation claims by the National Insurance Institute.

The policy will be subject to the cross-liability clause pursuant to which the policy will be deemed as if executed separately for each of the insured’s individuals.

4.	Employers liability insurance policy for the Landlord and Management Company’s liability toward all those employed by them and on their behalf for bodily injuries or illnesses they sustain during the course of and as a result of their employment with the maximum limits of liability acceptable in Israel on the date the policy is issued which will not fall short, under any circumstances, of a sum of $5,000,000.- (Five Million US Dollars) per incident, for one year of insurance.

This policy will not include any restriction pertaining to contractors, sub-contractors and their employees, bate and toxins as well as the employment of youth.

Such a policy will be extended to cover the Tenant in the event that it is considered an employer of the Landlord and/or Management Company’s employees.

5.	The Landlord declares that it nor the Management Company will have any assertion and/or demand and/or claim against the Tenant and those acting on its behalf for any damage they are entitled to indemnification thereof under the policies they executed or by any one of them pursuant to Sections 16(a)(1) and 16(a)(2) above and/or pursuant to any additional policy executed by the Landlord and/or Management Company and which the Tenant paid its relative share thereof and that they hereby release the foregoing of any liability for such damage to the exception of the deductible which the Landlord and/or Management Company are liable for under the policy provided that the aforesaid pertaining to the waiver of the right to subrogation does not apply in favor of a person who maliciously caused the damage.

6.	If during the “lease period” and/or the “extended lease period” construction work or completion work of the “building” continue or construction work and/or the establishment of other buildings in the “project” and/or the “land” is carried out or other work in the “project” is carried out which is reasonably foresee that damage may be caused to the Tenant, its employees and its invitees or to the building or the premises itself, the Landlord undertakes, itself or through the Management Company to execute and maintain an “all-risks work in progress” policy with a duly authorized and reputable insurance company in its name and in the name of the contractors and sub-contractors which will include the following chapters:
a.	An “all-risk” contractors work policy insuring the building including but not limited to all its systems for the value to replace them. This chapter will be subject to the clause pertaining to the waiver of the right to

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subrogation toward the Tenant and/or those acting on its behalf in connection with the damage from the foregoing work provided that the aforesaid pertaining to the waiver of the right to subrogation does not apply in favor of a person who maliciously causes the damage.

b.	Third party insurance policy insuring the Landlord, its contractors and sub-contractors liability for any harm and/or injury to the person and/or property of any person and/or persons within the limits of liability not to fall short of a sum of $1,000,000.- (One Million US Dollars) per incident, cumulatively for the duration of the insurance period. The policy will not be subject to any exceptions pertaining to rocky and weakening of supports, adjacent property and the property that is being worked on.

c.	Employers’ liability policy insuring the Landlord’s liability toward those it employs for construction work for any bodily injury or illness they sustain during the course of and as a result of their illness within the maximum limits of liability that is acceptable in Israel on the date the policy is executed. The policy will not be subject to any exceptions pertaining to in-depth work or work being performed up high, bate and toxins, contractors, sub-contractors and their employees and any limitations with respect to employing youth.
The policy will include an explicit clause pursuant to which it will not be cancelled or minimized unless written notice thereof is given to the Tenant within a reasonable period in advance but will not apply in favor of a person who maliciously causes the damage.

The Tenant will be liable for all damage sustained in the area of the premises as a result of conducting its business or even outside the area of the premises as a result of any negligent act or omission by the Tenant, its employees, agents and/or any person or other entity acting on its behalf.
b.	The Tenant’s Policies

Prior to the date of receiving possession of the premises and/or prior to the date to commence any work in the premises by the Tenant and/or by someone on its behalf – the earlier of these two dates – the Tenant undertakes to execute and maintain an “work in progress policy” as specified in the “Work In Progress Policy” Section set forth in Section 16(b)(1) below with a duly authorized and reputable insurance company for all the work it is to perform, including but not limited to equipment, systems and machinery as well as for any renovations, repairs and extensions made to the premises.
1.	"Work in progress Policy” – will be executed on behalf of the Tenant, contractors, the Tenant’s sub-contractors and will include the following insurance chapters:

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a.	An “all-risk” contractual work policy insuring the full value of the all the work being conducted by the Tenant as well as the cost of any repairs, renovations, improvements, modifications and extensions made to the premises (other than through the Landlord and/or the Management Company). This chapter will include an explicit extension of coverage pertaining to property that is being worked on with no exceptions that are to be conducted by the Tenant in the premises and for a sum of no less than $1,000,000.- (One Million US Dollars) under any circumstances.

b.	Third party insurance policy insuring the Landlord’s liability for any injury and/or damage to the person and/or property of any person and/or body in connection with the performance of the work in progress within the limits of liability not to fall short of a sum of $1,000,000.- (One Million US Dollars) per incident and cumulatively for the duration of the insurance period. The Landlord and/or Management Company’s property will be considered as third party property for the purpose of this chapter.

This chapter will be extended to indemnify the Landlord and the Management Company for their liability for the Tenant’s acts and/or omissions subject to the cross-liability clause pursuant to which it is deemed that a separate policy was executed for each and every one of the Insureds referenced above.

c.	Employers liability insurance policy insuring the Tenant’s liability toward all those it employs to carryout the construction work for any bodily injury or illness they sustain during the course of and as a result of their work within the maximum limits of liability acceptable in Israel on the day the policies are executed but under no circumstances will this policy fall short of a sum of $5,000,000.- (Five Million US Dollars) per incident and for the entire insurance period.

This policy will not be subject to any exception pertaining to work up high or deep down, bate and toxins, contractors, sub-contractors and their employees and all restrictions pertaining to the employment of youth.
The work-in progress policy will include an explicit clause pursuant to which it takes priority over any other policy that is executed by the Landlord or/also the Management Company and that the Insurer waives any allegation pertaining to double insurance or contributing to the Landlord’s policies. Likewise, the policy will include an explicit clause pursuant to which it will not be cancelled nor minimized unless written notice thereof is delivered to the Landlord a reasonable period in advance but will not apply in favor of a person who maliciously caused the damage.

No later than on the delivery date of possession of the premises or on the date for commencing the work (the earlier of the two dates) the Tenant undertakes to furnish the Landlord with confirmation pertaining to the execution of the

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“Work in Progress insurance policy” in accordance with the draft attached to this agreement as Appendix E whereby it is signed by the Insurer.

It is agreed between the parties that furnishing the “work in progress insurance policy” is a condition precedent and suspending condition to carrying out the work or delivery of possession of the premises to the Tenant. The Landlord will be entitled to prevent the Tenant from carrying out any work in the premises and/or delivery of possession in the premises to the Tenant in the event that such confirmation is not furnished of the Landlord on the date referenced above.

2.	Prior to the date upon which the Tenant is to open its business from within the premises or prior to the date any property is inserted into the premises (except for property that is included in the insured work pursuant to Section 16(b)(1) above) – the earlier of the two dates – the Tenant undertakes to execute and maintain for the duration of the entire contract period all the policies specified below (to be referred to below as – “The Tenant’s Policies”) with a duly authorized and reputable insurance company in Israel as follows:
a.	Content of the premises policy including but not limited to insuring all equipment serving the premises and which is owned and/or for which the Tenant is responsible for outside the premises or within the boundaries of the “land” as well as the Tenant’s work policies and any repairs, modifications, improvements, renovations and extensions to the premises that are done and/or will be done by the Tenant and/or someone on its behalf as well as completely insuring all the furniture, equipment, facilities of any type and kind against loss or damage due to fire, lightening, explosions, earthquake, riots, strikes, malicious damage, flood, storm and blizzard damages, damages from an aircraft, water damages, supersonic explosion, damages from other fluids and gases, collision damages, glass breakages and burglary.

The policy will include an explicit clause pursuant to which the Insurer waives any right to subrogation toward the Landlord and/or Management Company as well as toward the other tenants and/or residents in the building whose insurance policies also include a similar clause pertaining to the waiver of the right to subrogation toward the Tenant provided that the aforesaid pertaining to the waiver of the right to subrogation does not apply in favor of a person who maliciously causes the damage.

b.	Loss of income insurance policy [to the exception of rent, parking fees, advertising fees and management fees] due to the risks insured under the section above for the duration of the indemnification period of no less than 12 (twelve) months.

The foregoing policy will include a waiver of the right to subrogation toward the Landlord and/or Management Company as well as the other tenants and/or other residents in the “building” whose insurance policies

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also include a similar clause pertaining to the waiver of the right to subrogation toward the Tenant provided that the foregoing pertaining to the waiver of the right to subrogation does not apply in favor of a person who maliciously causes the damage.

c.	Third party liability insurance policy insuring the Tenant’s liability for any injury or damage to the person or property of any person or entity within the limits of liability of no less than a sum in NIS equal to a sum of $1,000,000.- (One Million US Dollars) per incident, for one insurance year.

This policy will not be subject to any restriction pertaining to liability deriving from fire, explosion, shock, elevation devices, loading and unloading, defective sanitary facilities, poisoning, anything harmful in food or beverages as well as with respect to claims by the National Insurance Institute.

The policy will be extended to indemnify the Landlord and/or Management Company for their liability for the Tenant’s acts and/or omissions and this subject to the cross-liability clause pursuant to which the policy will be deemed as if executed separately for each of the insured’s individuals.

d.	Employers’ liability insurance policy for the Tenant’s liability toward all employees employed by it and on its behalf within the limits of liability not to fall short, under any circumstances, of a sum of $5,000,000.- (Five Million US Dollars) per incident for the entire insurance period. This policy will not include any restriction pertaining to contractors, sub-contractors and their employees, bate and toxins as well as with respect to the employment of youth.

e.
1.	“Premises Insurance Policies” – will include an explicit clause pursuant to which they take priority over any other policy that is executed by the Landlord and/or Management Company and that the Tenant’s insurer waives any assertion of double insurance or contribution to the “Landlord’s policies”. Likewise, the Insurer undertakes that the policies will not be minimized or cancelled nor will they expire and will remain in effect for the entire duration of the policy period unless written notice thereof is given to the Landlord by registered mail at least 60 (sixty) days in advance.

The Tenant undertakes to revise the policy amount for the policy it executes pursuant to the section pertaining to the property insurance above, from time to time, therefore always reflecting the full value of the property insured there under.

2.	The Tenant declares that it will have no assertion and/or claim and/or demand against the Landlord and/or the “Management Company”

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and/or against the other tenants in the “building” and/or any other premises in the “project” and/or on the “land” for any damage awarding indemnification thereof or for which indemnification would be awarded but for the deductible stipulated in the policy pursuant to the policies which it undertook to execute in accordance with the foregoing sections and/or pursuant to any additional policy that is actually executed, and it hereby releases the Landlord and/or “Management Company” and/or the other tenants and/or other residents in the project areas and/or built buildings and/or buildings to be built on the “land” of any liability for such damage, provided – in relation to the other tenants and the residents that their lease agreements or any other agreement granting them rights to the building in the “project” and/or in the built buildings and/or buildings to be built on the “land” includes a similar clause pertaining to the release of liability in favor of the Tenant. The foregoing pertaining to the release of liability will not apply in favor of a person who maliciously causes the damage.

3.	Without the need for a demand by the Landlord, the Tenant hereby undertakes to issue the Landlord, no later than the date upon which the Tenant opens its business from within the premises or prior to the date any property is inserted into the premises [except for property included in the insured work under Section 16(b)(1) above], the earlier of these two dates, confirmation with respect to executing the premises policy in accordance with the format of the “confirmation of the premises policies” attached to this agreement and marked as Appendix F whereby it is signed by the Insurer.

The Tenant declares that it is aware that furnishing the “confirmation of the premises insurance policies” as noted above is a condition precedent and a suspending condition to opening the Tenant’s business from within the premises and/or inserting any property into the premises [except for property that is included in the insured work under Section 16(b)(1) above], and the Landlord is entitled to prevent the Tenant from opening its business in the premises and/or inserting any property into the premises in the event that such confirmation is not furnished. It is hereby emphasized that not furnishing the confirmation of policies on the date stipulated above will not prejudice the Tenant’s obligations under this contract including but without prejudicing the generality of the above, any duty to pay that is applicable to the Tenant and the Tenant undertakes to fulfill all its obligations under this contract even if it is prevented from carrying out the work in the premises and/or receiving possession of the premises and/or inserting property into the premises and/or opening its business from within the premises due to not furnishing the foregoing confirmation by the date stipulated under the terms of this contract.

4.	The Tenant hereby undertakes to abide by all the clauses in the insurance policies specified above, to pay all insurance premiums in

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full and in a timely manner, and to ensure that the premises insurance policies are renewed from time to time, as needed, and remain in effect during the entire “lease period” and in the event of exercising the “option” pursuant to the terms of this contract – also during the “extended lease period”.

No later than 14 days prior to the end of the premises insurance policy period the Tenant undertakes to deposit with the Landlord new confirmation of the “confirmation of premises insurance policies” regarding the extension thereof for an additional calendar year for each policy specified above. The Tenant undertakes to renew and reissue the confirmation of the premises insurance policies on the stipulated dates each insurance year and so long as this agreement remains in effect.

At the Landlord’s request, the Tenant will issue a copy of the insurance policy that the Tenant executed to the Landlord for each one of the policies that the Tenant took upon itself to execute and maintain as noted above.

The Landlord is entitled to examine the confirmation of insurance policies and/or the insurance policies that are issued by the Tenant as noted above and the Tenant undertakes to make any changes or amendments that are required so that they conform with the Tenant’s obligations.

5.	The Tenant declares and undertakes that the Landlord’s right to scrutinize the confirmation of policies and the insurance polices and the Landlord’s right to examine the foregoing policies and instruct that they be amended as specified above does not impose upon the Landlord or anyone on its behalf any duty and liability with respect to the confirmation of policies and insurance polices above, the nature thereof, the extent and validity thereof or the absence thereof nor does it derogate from any duty imposed upon the Tenant pursuant to this agreement.

The Tenant hereby undertakes not to do and not to permit others to do any act or omission in the premises and/or the areas of the “building” and/or the “land” including any area that is built on the “land” that exceeds the Tenant’s regular activities as defined in the agreement which may cause an explosion and/or fire and/or increases the costs of insurance applicable to the Landlord and/or the “Management Company” and/or other tenants for the ‘building” policy or for insuring any premises located in the “building” and/or built on the “land”.

The Tenant undertakes that in the event the Landlord and/or Management Company are charged an additional insurance premium beyond what is acceptable for the Tenant’s activity, the Tenant will pay

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the Landlord and/or the “Management Company”, pursuant to the matter at hand, the difference immediately upon receiving the first demand to do so by any one of the parties.

It is hereby clarified and agreed that executing the insurance policies as above in this contract will not reduce or derogate by any manner from the parties undertakings under this contract.

For the sake of removing any doubt it is clarified that the Landlord’s involvement in connection with the execution of the various insurance policies by the Tenant, including but not limited to the types of policies and/or determining the minimum limits of liability does not impose any liability upon the Landlord with respect to the insurance coverage, the extent thereof or the adjustment thereof.
c.	Liability for Damages
1.	The Tenant will assume liability pursuant to the law for any loss and/or damage and/or injury caused to the premises and/or the areas adjoined thereto and/or in connection thereto and/or the contents thereof and/or to any person and/or corporation, including but not limited to employees and/or the Landlord and/or anyone on its behalf and/or the clients and/or any other person that derive directly from conducting its business from within the premises and/or from possession and/or use of the premises and/or any other action by the Tenant and/or on its behalf or with its permission including but not limited to during the performance of the Tenant’s work in the premises.

2.	It is clarified and agreed between the parties that the Landlord will not assume any liability whatsoever with respect to damage to the person and/or property of any type sustained by the Tenant’s employees, clients, visitors, invitees and/or any other third party including but not limited to adjacent businesses to the premises that are caused as a result of and/or due to the use of the premises by the Tenant and/or by anyone on its behalf unless the damage was caused as a result of a negligent and/or intentional act or omission by the Landlord and/or anyone acting on its behalf and/or in its name.

3.	The Tenant undertakes to indemnify the Landlord for any damage and/or payment it is required to pay or forced to pay including damage or an expense it sustains due to a claim filed against it for any damage or loss within the Tenant’s liability as specified in Section 16(c)(1) above and this provided that the Landlord informs the Tenant upon becoming aware of such a claim or demand and enables the Tenant to defend itself and will cooperate with the Tenant in such a defense.
d.	It is hereby agreed that anywhere in this agreement whereby the “Landlord” and/or “Management Company” are referenced this will also refer to contractors and/or sub-contractors on their behalf and/or on behalf of any of them.

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e.	It is hereby agreed that a breach of any sub-section of Section 16(a) and through until Section 16(c) inclusive will be considered a material breach of this contract.
Prohibition Against Assignment Of The Tenant’s Rights To The Premises
17.
a.	The Tenant will not be entitled to assign and/or endorse its rights under this lease contract, in whole or in part, directly or indirectly, to any person and/or legal entity and/or other without first obtaining the Landlord’s written consent in advance thereto.

However, the foregoing in this section is subject to the provisions of Section 17(e) below.

b.	Additionally and subject to the provisions of Section 17(e) below, the Tenant hereby undertakes not to deliver or lease the premises or any part thereof by a sub-lease, not to permit any person or legal entity, whether registered or unregistered, to use the premises and not to share with any person or legal entity as noted above in the possession of the premises and all these – whether for consideration or without consideration, unless it first obtains the Landlord’s consent in advance and in writing.

However, notwithstanding the above the Tenant will be entitled to employ employees in order to conduct its business from within the premises in accordance with the terms of this contract provided that no liabilities are vested in these employees by and/or against the Landlord as well as provided that these employees will have no rights in the premises.

c.	It is hereby emphasized that the Landlord does not have to agree to the transfer of rights by the Tenant as noted in Sections 17(a) and/or 17(b) above nor will it have to reason or explain such a refusal however this is subject to the provisions of the Section 17(e) below.

d.
1.	With respect to a tenant of the premises who is a Private Ltd. Company that was duly incorporated pursuant to the Companies Ordinance (New Version) the following provisions will apply:

The Tenant hereby declares that the only shareholders in the company constituting the Tenant (hereinafter – “The Company”) are only the shareholders specified in the company’s attorney’s and/or accountant’s confirmation attached hereto as Appendix J to this contract (hereinafter – “The Shareholders”).

A transfer of the Tenant’s shares among the “shareholders” referenced in Appendix J to this contract will not require the Tenant to obtain the Landlord’s advance consent thereto but the Tenant undertakes to notify the Landlord in writing of any such a transfer of shares within 15 (fifteen) days from the time it is executed.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

The offering of company shares to the public will not require obtaining the Landlord’s advance approval thereof.

2.	Subject to the provisions of Section 17(d)(1) above, it is hereby agreed that the Tenant and “shareholders” will be entitled to allot or transfer shares and/or rights in the Tenant under the following conditions:
a.	To allot and/or transfer shares and/or rights in the Tenant among themselves or to others or to grant shares and/or other rights in the Tenant to another person but this – provided that the “shareholders” continue to hold 26% — at least – of the total shares and/or rights in the Tenant and by such a manner that their holdings of the shares in the Tenant and/or rights therein are not less than 26% in any form or alternatively –

b.	1. To allot and/or transfer the Tenant shares and/or rights among themselves and/or to others without any restrictions with respect to the percentage of the “shareholders” holdings in the Tenant’s shares and/or the rights therein but this — provided that if the “shareholders” hold less than 26% of the total Tenant shares and/or rights they must, as well as the Tenant, inform the Landlord in writing within 15 (fifteen) days from the date upon which the “shareholders” holdings in the shares and/or rights in the Tenant are less than 26% of the total shares and/or rights in the premises.

2.	Additionally, it is hereby agreed and emphasized that if the “shareholders” holdings in the Tenant’s shares and/or rights therein are less than 26% of the Tenant’s shares and/or all the rights therein then the Landlord is hereby granted the right to rescind this contract and the lease hereunder and demand that the Tenant vacate the premises without the Tenant and/or anyone on its behalf, including but not limited to the “shareholders” having any claim and/or assertions and/or demands of any type and kind, without any exceptions, against the Landlord but all this provided that the Landlord gives the Tenant at least 6 months written notice in advance with respect to the rescission of this contract and the lease hereunder. The Landlord’s notice will be given to the Tenant within 6 (six) months from the date it receives the Tenant’s notice referenced in Section 17(d)(2)(b)(1) above.
e.	Despite the aforesaid in Sections 17(a) and 17(b) above it is hereby agreed that the Tenant will be entitled to lease by a sub-lease the premises or any part thereof (hereinafter – “The Area Designated For A Sub-Lease”) but only if all the cumulative conditions below are met in their entirety and without any exceptions:
1.	The Tenant will be entitled to sub-lease 50% (Fifty Percent) of the “area designated for a sub-lease) immediately upon receiving actual possession of the premises.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

Additionally, the Tenant will be entitled to lease all the “area designated for a sub-lease” only after 24 (twenty four) calendar months have passed that will begin on the date the “lease period” starts, i.e. commencing from 1.1.2004 onwards.

2.	The Tenant will give the Landlord written notice in advance of 90 (ninety) days at least pertaining to its intent to lease to a third party by a sub-lease the “area designated for a sub-lease”. It is hereby clarified and emphasized that the Sub-Tenant must be a “approved enterprise” pursuant to the “Encouragement of Capital Investments Law 5719-1959”.

In this notice the Tenant will specify the name of the proposed Sub-Tenant, its business, the purpose of the sub-lease and additional general terms of the sub-lease including but not limited to the rent and securities.

3.	Within 45 (forty five) days from the date the Landlord receives the foregoing notice from the Tenant, the Landlord will be entitled and may notify the Tenant in writing that it is interested in receiving the “area designated for a sub-lease” back to its possession. In such an instance – the Tenant will return the possession of the “area designated for a sub-lease” to the Landlord and the lease subject-matter of this contract will end with respect to the “area designated for a sub-lease” at the end of 30 (thirty) days from the date upon which the Landlord notifies the Tenant that it wishes to have the “area designated for a sub-lease” back.

Additionally, it is hereby agreed that in any event that the “area designated for a sub-lease” is returned to the Landlord’s possession in accordance with the above, then the Landlord will not have to, nor will it demand to return and/or compensate and/or indemnify the Tenant for the expenses and/or the Tenant’s investments associated with the “area designated for a sub-lease” and/or renovation thereof and/or improvements thereto and all the terms of this contract will apply with respect to the termination of the lease subject-matter of this contract mutatis mutandis pursuant to the matter at hand, also in the event of termination of the lease subject-matter of this contract with respect to the “area designated for a sub-lease”.

Notwithstanding the above in this sub-section it is hereby agreed that the Landlord will not exercise its right to have the “area designated for a sub-lease” returned to its possession with respect to the areas that are leased by the Tenant by a sub-lease for the first 2 (two) years of the “lease period” provided that the sub-lease period of these areas end by 31.12.2003.

4.	If the Landlord does not deliver to the Tenant, within 45 (forty five) days starting from the date it receives the Tenant’s notice referenced in Section 17(e)(2) above, written notice pertaining to its desire to have all the “area designated for a sub-lease” returned to its possession and also if the Landlord does not object, within the aforesaid 45 (forty five) day period, in good faith, and on reasonable grounds to be specified by the Landlord in

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

writing to the identity of the Sub-Tenant – the Tenant will be entitled to lease to the Sub-Tenant by a sub-lease that was proposed by it in the Tenant’s foregoing notice only the “area designated for a sub-lease” and this also provided that the following terms are met in their entirety:
a.	The sub-lease contract will include an explicit undertaking by the Sub-Tenant addressed both to the Tenant and the Landlord that it will not act by any means that breaches and/or which may breach the terms and/or provisions in this contract. A copy of the sub-lease contract will be furnished to the Landlord by the Tenant and the Sub-Tenant prior to the Sub-Tenant making any use of the “area designated for a sub-lease” and attached thereto will be an explicit undertaking by the Sub-Tenant addressed to the Landlord pertaining to the Sub-Tenant’s undertaking to fulfill completely and in a timely manner and orderly fashion all the Tenant’s obligations set forth in this contract mutatis mutandis deriving from the Sub-Tenant’s possession of the “area designated for a sub-lease”.

b.	The purpose of the sub-lease will be identical to the “purpose of the lease” and under no circumstances will permission be given by the Landlord to sub-lease any area of the “area designated for a sub-lease” for the purpose of conducting a business whereby such a business is not permitted by the applicable CBP and/or becomes applicable to the premises nor with respect to any business whereby conducting such a business from within the premises will breach any undertaking that the Landlord assumed and/or will assume toward any third parties that leased and/or will lease from the Landlord any areas in the building in which the premises are located.

c.	Any Sub-Tenant that leases from the Tenant a part of the premises will not have an independent right to the area it leased pursuant to the sub-lease, its right to make use, as a Sub-Tenant, of that area that it leased by a sub-lease pursuant to the terms of this contract are dependent and contingent upon the Tenant’s right to lease and/or to make use of the area in accordance with the terms of this contract, and also including the fact that the Tenant as well as the Sub-Tenant completely and in an orderly fashion and by the requisite dates fulfill all its obligations, without any exceptions, of the Tenant in accordance with this contract.

d.	In any instance that the Landlord is entitled to demand and/or claim pursuant to the law and/or pursuant to the terms of this contract that the Tenant vacate the premises, the Landlord will be entitled to demand and/or claim also the immediate eviction from the premises, including also from the “area designated for a sub-lease” any Sub-Tenant that leases from the Tenant any part of the premises by a sub-lease.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

e.	Every Sub-Tenant will sign, prior to making any use of the premises and/or part thereof a letter of undertaking in the format attached hereto as Appendix G to this contract and constituting a material and integral part hereof.

f.	No sub-lease of any area of the premises to any Sub-Tenant will release the Tenant by any manner of its duty to completely and in an orderly fashion and timely manner fulfill all its obligations, without any exceptions in accordance with this contract and the Tenant will be liable toward the Landlord completely and without reservations to adhere to all the terms of this contract whether some of the premises or all of the premises are in the Sub-Tenant’s possession or not.

g.	Any Sub-Tenant of any area of the premises will sign, prior to making any use of the premises, as a guarantor for the fulfillment of all the Tenant’s obligations with respect to the “area designated for a sub-lease” in accordance with this contract and this – in accordance with the draft letter of guarantee that is furnished to it by the Landlord.

h.	If the rent paid to the Tenant, by the Sub-Tenant, for the “area designated for a sub-lease”, that is leased by the Tenant by a sub-lease, is higher than the rent paid to the Landlord for that area pursuant to this contract, the Tenant will pay the Landlord 50% (Fifty Percent) of the difference of such rent.
f.	A breach of this Section 17 above and/or a breach of any of its sub-sections will be considered a material breach of this contract.
Maintaining the premises
18.
a.	The Tenant hereby undertakes to use the premises cautiously and reasonably and to keep the structure of the premises complete and in a good state of repair during the entire lease subject-matter of this contract and until it is returned to the Landlord.

b.	Any spoilage or damage caused to the structure of the premises by the Tenant, its employees, agents, messengers, invitees and guests, to the exception of reasonable and regular wear and tear caused by the Tenant to the premises due to regular and reasonable use of the premises for the “purpose of the lease” and which does not prevent reasonable use of the premises in accordance with the “purpose of the lease”, will be repaired within a reasonable time by the Tenant and at the Tenant’s expense.

The Tenant hereby undertakes to keep the premises in good condition, and proper working order always and to carryout all the work necessary from time to time in order to preserve the condition and maintenance thereof (including the facilities and accessories therein) to an appropriate standard. All this work, including but not

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

limited to painting, whitewashing and renovations will be done by the Tenant and at the Tenant’s complete and exclusive expense.

c.	If the Tenant does not repair, within a reasonable period of time, the damages and spoilage which the Tenant is obligated to repair pursuant to the terms of this contract, the Landlord will be entitled to repair them and the Tenant will assume all the expenses associated with the repairs done by the Landlord and will be paid to the Landlord and/or made payable to the Landlord within 7 days from the date the invoice for the repairs is furnished by the Landlord to the Tenant in addition to a handling fee of 15% (Fifteen Percent) of the total sum of the expenses involved in carrying out these repairs.

d.	A breach of this Section 18 above and/or a breach of any of Sections 18(a) through 18(c) above sub-sections will be considered a material breach of this contract.
Changes to the Premises
19.
a.	The Tenant hereby undertakes not to make any material changes to the structure of the premises, whether beneficial or detrimental and not to make any other changes to the premises without obtaining the Landlord’s written consent thereto in advance. For the sake of removing any doubts it is hereby clarified and agreed that the Tenant will not be entitled to make any changes to the external walls of the premises structure and/or the walls bordering other premises belonging to other tenants in the areas included in the “building” nor will the Tenant be entitled to make any other changes to the shell and/or construction columns of the premises.

The Tenant hereby undertakes to exclusively and absolutely assume payment of all the expenses, without any exceptions, involved in carrying out the “Tenant’s work” as define in Section 9(a) above that are carried out, if carried out by the Tenant in the premises (above and below – “The Work”), also including payment of the expenses that it expends for the purpose of hiring architects, consultants and the various types of sub-contractors and this – in order to adjust the premises to the purpose of conducting the Tenant’s business in accordance with the purpose of the lease and the rest of the terms of this contract. Additionally, it is hereby agreed that this “work” will be done, if done by the Tenant, in accordance with the requirements of all laws pertaining to the performance thereof and the Tenant will be exclusively and completely liable for any act, omission, damage and/or expense associated thereto.

The Landlord on its part hereby gives its consent to carrying out the “Tenant’s work” and/or the “work” by the Tenant. It is hereby clarified and agreed that subject to the provisions of the beginning of Section 19(a) above the Landlord will not refuse unless on reasonable grounds to be reasoned by it, to the Tenant making internal changes in the premises.

At the end of the lease subject-matter of this contract all the “work” and/or “Tenant’s work” above as well as any changes, improvements and extensions done to the structure of the premises by the Tenant with the Landlord’s permission as well as the

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

rest of the accessories and systems that are permanently installed and/or affixed to the premises on a permanent basis (including but not limited to the flooring, ceilings or walls) – will be considered the Landlord’s property without the Landlord being required to pay the Tenant any consideration and/or money for them.

However it is hereby agreed that accessories and equipment that are installed in the structure of the premises by the Tenant and at the Tenant’s exclusive and complete expense that can be disassembled from the structure of the premises without causing damage to the structure of the premises may be disassembled from the structure of the premises by the Tenant provided that any damage caused to the premises as a result of disassembling them will be fixed by the Tenant and at the Tenant’s exclusive and absolute expense forthwith.

Subject to the above the Tenant hereby undertakes to leave all the “Tenant’s work” and/or “work”, changes, improvements, extensions and permanent fixtures as noted above in tact however – at the Landlord’s explicit demand the Tenant must, at its complete expense, restore the premises to its original condition.

The duty to restore the premises to their original condition will not apply with respect to changes to the structure of the premises which the Landlord permitted the Tenant to make explicitly in writing.

Additionally, it is hereby agreed that even if the Tenant is released of the duty to restore the premises to its original condition then such a release by the Landlord will not entitle the Tenant to the right to receive funds and/or payment and/or other rights from the Landlord.

In the event that the Tenant breaches any of its obligations specified in this section above the Landlord will be entitled and may restore the premises to the condition it was in upon delivering it to the Tenant forthwith, and this – at the Tenant’s expense and the Landlord will also be entitled to claim, from the Tenant, an additional 15% (Fifteen Percent) of the total expenses involved therein which will be paid to the Landlord as reimbursement of expenses for the Landlord handling the restoration of the premises to its prior condition. Likewise, the Tenant will assume all the damages, direct and/or indirect that is caused to the premises and/or the Landlord as a result of carrying out the “work” and the foregoing changes.

b.	Subject to the foregoing in Section 19(a) it is hereby agreed that all the “Tenant’s work” and/or the “work” as well as any changes, additions, renovations, repairs and such like done and/or installed in the structure of the premises will be considered the Landlord’s property without the Tenant being entitled to reimbursement thereof by the Landlord. Additionally, if the Tenant is required by the Landlord to remove them and restore the previous condition – the Tenant must do so at its expense and at the Landlord’s first demand to do so.

c.	Upon reaching the end of this contract for any reason the Tenant must restore the premises to its previous condition as described in the “delivery protocol”, all as set forth in Section 8(g) to this contract but this subject to the provisions of Sections 19(a)

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

and 19(b) above. The premises will be returned taking into consideration reasonable wear and tear sustained as a result of regular and reasonable use of the premises pursuant to the terms of this contract.

d.	For the sake of removing any doubt it is hereby agreed and emphasized that the Tenant will not be entitled, at the end of the lease subject-matter of this contract to any payment from the Landlord for monies expended by the Tenant in connection with carrying out the “Tenant’s work” and/or the “work” and/or in connection with the changes and/or additions and/or renovations and/or improvements and/or in connection with the repair of any damages and spoilages caused to the premises and/or the “building” during the lease pursuant to this contract.

e.	A breach of Section 19 above and/or a breach of any of its sub-sections will be considered a material breach of this contract.
Vacating the Premises
20.
a.	The Tenant hereby undertakes to vacate the premises at the end of the lease subject-matter of this contract including but not limited to the case whereby the lease subject-matter of this contract is terminated or cancelled by the Landlord under circumstances that grant the Landlord the right to do so and return the premises to the Landlord whereby they will be free and clear of any person and object, in good condition, working order and fit for use as the Tenant received it pursuant to the “delivery protocol” referenced above, and taking into consideration reasonable and regular wear and tear but with the premises containing all the “work” carried out in accordance with the Tenant’s obligations specified in this contract as well as all the changes, improvements, extensions that were added by the Tenant to the structure of the premises with the Landlord’s permission and consent to do so as well as all the items, accessories and systems that were installed in the premises and permanently affixed during the course of carrying out the “work” or thereafter.

However the Tenant will be entitled to remove from the premises accessories and equipment that were installed by it in the premises and which are capable of being removed without causing damage to the premises.

b.	60 (sixty) days prior to the date upon which the Tenant is to return the premises to the Landlord the Landlord (or a representative on its behalf) will inspect the premises and execute, together with the Tenant a list of repairs that the Tenant must do including but not limited to repairing damages and spoilages and/or repairs and changes associated with restoring the premises to its prior state and condition pursuant to the “delivery protocol” and taking into consideration reasonable and regular wear and tear due to regular, cautious and reasonable use of the premises by the Tenant (hereinafter – “The Repairs”) and the value of the repairs will also be determined in the above list. In the event of a dispute with respect to the repairs and the expenses to carry them out – an authorized land appraiser to be appointed with the mutual consent of both parties will decide the matter and where no consensus is reached within 10 days from the date one of the parties approached the other party – by such a land appraiser to be

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

appointed by the head of the Land Appraiser Office in Israel pursuant to one of the parties approaching him and/or by a joint referral by the two parties.

c.	The Tenant hereby undertakes to carryout all the repairs it is obligated to do pursuant to the list referenced in Section 20(b) above to the Landlord’s satisfaction and this by the date the premises are vacated pursuant to the provisions of this contract.

d.	In the event that the Tenant does not carryout the repairs by the date the premises are vacated pursuant to the terms of this contract – they will be carried out by the Landlord, at the Tenant’s expense, who will start the repairs on the date this is actually possible based upon the possession situation of the premises (hereinafter – “The Date For Starting The Repairs”). In such an instance the repair period will be deemed as if started from the “date the repairs started” and if this period goes beyond the date upon which the lease ends pursuant to the provisions of this contract – the Tenant will be seen as a person who did not vacate the premises in a timely manner for the duration of this period and the provisions of Section 21 below will apply to the deviation period.

If these repairs are carried out by the Landlord the Tenant must pay the Landlord an additional handling fee of 15% (Fifteen Percent) of the total sum of the expenses associated with carrying out these repairs.

e.	A breach of any of these undertaking specified in Section 20 above and/or any of its sub-sections will be considered a material breach of this contract.
Untimely Vacation Of The Premises
21.
a.	If the Tenant does not vacate the premises at the end of the lease subject-matter of this contract and/or if the Tenant does not fulfill any of its obligations pursuant to the provisions of Section 20 above, then in addition and without prejudicing any remedy and relief available to the Landlord by law and/or under this contract, the Tenant will pay the Landlord for the additional period that it continues to possess the premises as well as the deviation period referenced in Section 20(d) above, rent at an amount equal to twice (double) the rent recently paid by the Tenant to the Landlord for a period similar in duration to the additional period or such a deviation period.

The two parties declare that the above amount will be liquidated damages that were determined in good faith, in advance and mutually by the two parties to this contract and after both parties estimating this amount to be the damages caused to the Landlord as a result of a delay or being late in vacating the premises by the Tenant.

b.	For the sake of removing any doubt it is hereby explicitly declared that the foregoing in this section does not constitute a waiver of any of the Landlord’s rights and/or agreement to the Tenant being late or causing a delay by any means in vacating the premises. Vacating the premises in a timely manner and actually returning them to the Landlord are basic principles of this contract and upon reaching the end of the lease or

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

termination or rescission of the lease as noted in Section 20 to this contract, the Landlord will be entitled to evict the Tenant from the premises forthwith.

c.	A breach of Section 21(a) and/or Section 21(b) above will be considered a material breach of this contract.
Payment of Taxes and Expenses
22.	All the taxes, expenses and the rest of the payments applicable to the premises, the use thereof as well as the lease pursuant to this contract will apply and be paid as follows:
a.	1.	Property tax and/or other tax which by law is in effect on the date of signing this contract imposed on the owners of premises who do not occupy the premises will apply and be paid in full by the Landlord.

	2.	Subject to the provisions of Section 22(a)(1) above the Tenant hereby undertakes that commencing from the date upon which it actually receives possession of the premises (including but not limited to all the areas adjoined thereto, including the parking spaces referenced in Section 7 above) pursuant to the terms of this contract it will pay all the taxes, fees, rates, mandatory payments, surcharges and other various payments, whether governmental or municipal or other, applicable today and/or applicable in the future by law and at any rate applicable from time to time by law and which apply during the entire “lease period” and in the event the “option” is exercised by the Tenant, during the entire “extended lease period” with respect to an occupier and/or user of premises under an unprotected lease and which relate to the premises and/or use thereof and/or possession of the premises during the entire “lease period” and in the event the “option” is exercised by the Tenant – then also during the entire “extended lease period” and/or applicable with respect to the lease subject-matter of this contract and this – by the due date unless the relevant law explicitly and directly negates the Landlord’s right to compel the Tenant to pay them in full.

		Likewise, the Tenant will assume all expenses, of any type and kind, associated with maintaining the premises and the systems included therein as well as the maintenance of all the systems permanently installed and/or assembled and/or built in the premises by the Landlord and/or by the Tenant, whether prior to the start of the “lease period” or during the lease period subject-matter of this contract, all pursuant to the matter at hand, and without prejudicing the generality of the foregoing, the Tenant will assume payment of all the ongoing expenses for electricity, rates, water (including ongoing fees for drainage and sewage) relating to the premises and/or the Tenant’s relative share of the “building” (hereinafter – “The Payments”). The Tenant will install in the premises, at its expense, a separate electricity meter and a separate water meter within 14 days of receiving possession of the premises and the Tenant will act within these 14 days to register with the Electricity Company and the local authority as occupier of the premises and the one exclusively liable to pay all the payments including but not limited to the tax and municipal rates

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

payments applicable to the use and possession of the premises by it during the entire period in which the lease subject-matter of this contract continues.

Additionally the Tenant will assume the relative share of all the taxes, rates, fees, surcharges, mandatory payments and the rest of the payments imposed and/or applicable to the ongoing maintenance of the public areas included in the “building” and/or “the industrial park”, including but without any exceptions payments of rates to the local authority for the foregoing areas in relation to the area of the premises to the total area included in the “building” and/or “the industrial park”, all pursuant to the matter at hand.

The supply of electricity to the premises will be done by the Electricity Company after the Tenant signs a “consumer’s agreement” with the Electricity Company as customary and acceptable with the Electricity Company. The Tenant on its part hereby undertakes to pay the Electricity Company directly, in a timely manner and regularly all the electricity bills in connection with the premises and/or the use thereof by the Tenant and this – in addition to the Tenant’s duty to pay the Landlord and/or the “Management Company” its relative share of the electricity bills in relation to the “public areas” of the “Hermon Building” and the “industrial park”.

For the sake of removing any doubt it is hereby agreed that subject to the fact that the “Hermon Building” is duly connected to the national electricity network then the Tenant hereby waives any claim on any grounds and any assertion and/or demand of any type that it may have toward the Landlord and/or against the “Management Company” and/or against anyone on their behalf pertaining to no supply of electricity to the premises and/or as a result of disruptions thereof and/or stoppages of the supply of electricity to the premises.

However, it is hereby emphasized and agreed that the Tenant will not be entitled to ask the Electricity Company to increase the electricity connection to the premises without obtaining approval in advance and in writing from the Landlord or to exceed such approval – if granted.

3.	Without prejudicing the generality of the above it is hereby agreed that the Landlord will be entitled and may demand that the Tenant pay it directly the payments referenced in Section 22(a)(2) above, all or some, in accordance with the charge notice it sends to the Tenant and which will include the amounts of the required payments, the calculation thereof and the last date of payment to be no less than 10 (ten) days from the date the notice is sent.

Each payment that is made by the Tenant to the Landlord pursuant to the above will be paid by the Tenant to the Landlord in addition to VAT prescribed by law. The Landlord will furnish the Tenant, following payment of the above, with a duly executed invoice.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

4.	The Tenant undertakes to show the Landlord, from time to time, at the Landlord’s demand, correct and photocopied copies of all the receipts and/or approvals attesting to the fact that all the payments applicable to it under this contract have been paid and at the end of the lease subject-matter of this contract – the Tenant undertakes to remit to the Landlord, at its demand, all the receipts and/or original invoices and/or clear photocopies of these documents. The Tenant undertakes to show the Landlord photocopies of receipts and/or approvals attesting to the fact that all payments were paid by the Tenant at the end of the “lease period” and in the event that the “option” was exercised by the Tenant – also with respect to the foregoing payments were paid by the Tenant following the end of the “extended lease period”.

5.	If the Landlord for any reason pays any of the payments which the duty to pay them under the terms of this contract is applicable to the Tenant, and which the Tenant does not pay despite receiving written warning 14 days in advance to pay them, the Tenant must reimburse the Landlord any amount it paid as above immediately upon the Landlord’s first demand to do so in writing to the Tenant in addition to interest in arrears at the rate determined in Section 12(d) above and this from the date it was paid by the Landlord and until it is actually reimbursed by the Tenant.

The aforesaid in this section applies mutatis mutandis pursuant to the matter at hand in the event that the Tenant pays a payment that the payment thereof in accordance with this contract applies to the Landlord and which the Landlord did not pay despite receiving a written warning of at least 14 days in advance from the Tenant.

6.	If such a payment is imposed for an entire year of which only some of it is within the “lease period” and/or the “extended lease period”, all pursuant to the matter at hand, the Tenant will pay the relative share of such payments relating to the period in which it leased the premises from the Landlord.

7.	For the sake of removing any doubts it is hereby clarified and agreed between the parties that if after signing this contract taxes, rates, surcharges or other mandatory payments in connection with the premises and/or the “Hermon Building” and/or the “land” are imposed upon the Landlord as the owner of the premises and/or the “Hermon Building” and/or the “land” and/or the lease subject matter of this contract (hereinafter – “The Additional Taxes”) the Landlord will be entitled to demand payment or reimbursement from the Tenant of the “additional taxes” that were imposed upon the premises or the relative share of the “additional taxes” relating to the premises, all pursuant to the matter at hand, in addition to rent and the rest of the payments which the Tenant is obligated to pay under the terms of this contract unless the relevant law explicitly and directly negates the Landlord’s right to charge the Tenant the complete payment.

8.	For the sake of removing any doubts it is hereby clarified and agreed that betterment surcharges pertaining to the receipt of additional building rights for

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

the “Hermon Building” and/or development surcharges imposed on the “Hermon Building” such as for paving the road, pavement, sewage, drainage – will apply and be paid in full by the Landlord.
b.	Additionally, it is hereby agreed that all the rest of the payments, without any exceptions, including but not limited to payment of the taxes and the rest of the expenses involved in managing the Tenant’s business from within the premises also including business taxes, if applicable, as well as signpost taxes will apply and be paid in full and in a timely manner by the Tenant.

c.	The Tenant hereby undertakes to pay in full and in a timely manner all the payments, without any exceptions, involved in using and/or possessing subscription telephone lines that are installed, if installed, in the premises by the Landlord and this during the entire period of the lease subject-matter of this contract and until the premises are vacated by the Tenant and possession thereof is returned to the Landlord.

Additionally, the Tenant hereby undertakes to maintain the proper working order of the foregoing subscription telephone lines and also – to return them to the Landlord at the end of the lease subject-matter of this contract whereby they are in working order and fit for immediate use.

However it is hereby clarified and agreed that the aforesaid does not compel the Landlord to install any telephone lines in the premises.

The Tenant will be entitled to install in the premises, at its complete and exclusive expense, additional subscription telephone lines in accordance with its needs.

The telephone lines that are installed in the premises by the Tenant and at its expense will belong solely to the Tenant and the Tenant will be entitled to remove them from the premises at the end of the lease subject-matter of this contract.

d.	Value Added Tax that is applicable and/or becomes applicable to the lease and/or any other payment, including management fees and payment for the consumption of electricity which the Tenant is obligated to pay to the Landlord in accordance with this contract, and at any rate applicable from time to time under the law will apply and be paid in full and in a timely manner by the Tenant.

For the sake of removing any doubt it is hereby emphasized and agreed that the Tenant will pay the full Value Added Tax that applies with respect to the payment of rent owing to the Landlord under this contract and at any rate applicable from time to time by law, by and no later than 2 (two) days prior to the date upon which the Landlord must pay the VAT to the Value Added Tax Authorities pursuant to all laws.

For the sake of removing any doubts it is hereby agreed that a check to pay the VAT as above will be given by the Tenant together with the rent payments but its due date will be the date stipulated above.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

For the sake of removing any doubt it is agreed and emphasized that VAT will be added to the payment of rent referenced in Section 12 above and its sub-sections as noted above.

With respect to additional payments which the Tenant must pay VAT thereon to the Landlord in accordance with the terms of this contract and appendices hereto, the Tenant will pay full VAT that is applicable to it from time to time and at any rate applicable from time to time on the due date of payment of the relevant payment for which it must also pay VAT as above.

The Tenant will receive a duly executed tax invoice from the Landlord for all the payments specified above in this sub-section which are to be paid by the Tenant to the Landlord.

e.	Upon signing this contract the Tenant hereby undertakes to sign the “management agreement” attached hereto as Appendix H to this contract which will organize the procedures in the premises of the “building” in which the premises are located and the “land” and the “project” and all that is built and/or to be built thereon. The Tenant’s undertaking to sign the “management agreement” attached hereto as Appendix H to this contract constitutes a suspending condition to the validity of this contract (above and below – “The Management Agreement”).

For the sake of removing any doubt it is hereby clarified and agreed that the Landlord reserves the right to compel the Tenant to sign the foregoing “management agreement” whether the management is executed by the Landlord itself or through a company it controls and/or controlled by its shareholders or through any other entity (above and below in this contract – “The Management Company”).

The Tenant on its part hereby undertakes to sign the “management agreement” and fulfill all of its obligations there under including payment of expenses and/or management fees and this in addition to and without prejudicing its obligation to pay rent in full and the rest of the payments applicable and/or to become applicable to it in accordance with the terms of this contract.

The Tenant hereby declares that it is aware that it will undertake, pursuant to the foregoing “management agreement”, inter alia, to pay maintenance fees and management fees to the Landlord and/or to whomever manages the maintenance of the “building”, “the project”, and the “land” and/or to the “Management Company” who will manage the “building” and/or the “project” and/or the “land”, in whole or in part, and all this in accordance with the terms specified in the “management agreement”.

The foregoing maintenance fees and management fees will amount to all the costs and expenses that the “Management Company” incurs in order to render the services subject-matter of the “management agreement” in addition to management fees at a rate of 15% (Fifteen Percent), i.e. 15% + Cost.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

The Tenant’s undertaking to sign the “management agreement” and to abide by, in a timely manner, all the terms and provisions thereof also constitutes an undertaking of a third party contract, i.e. in favor of the “Management Company”.

It is hereby clarified and agreed that the management fees under the “management agreement” that will apply during the first 2 (two) years of the “lease period” will be determined pursuant to a budgetary estimation to be prepared from time to time by the Management Company or they will be calculated pursuant to a monthly sum in NIS equal to a monthly sum of $2.75 (Two Dollars and Seventy Five Cents) per 1 square meter of the premises in addition to VAT prescribed by law and in addition all the expenses that apply with respect to the electricity consumption required to operate the air-conditioning systems that will be installed in the premises and/or that are associated thereto, pursuant to the lower amount of these two relevant calculations.

The Landlord hereby declares and undertakes that the standard of management of the “Hermon Building” will be in accordance with what is acceptable in similar projects.

g.	Stamp duty on this contract will apply and be paid in full by the Tenant.

h.	A breach of each one of Sections 22(a) through until 22(f) above will be considered a material breach of this contract.
Management of the Building and Inspecting the Premises
23.
a.	The Tenant hereby declares that it is aware of the paramount importance which the Landlord attributes to the management of the “premises”, the “building”, the “project” and the “land” and the proper maintenance thereof.

Therefore, the Tenant hereby declares that it is aware that the provisions of the “management agreement” as revised from time to time by the Landlord will apply to all the tenants in the “building”.

The Tenant hereby undertakes to fulfill in their entirety and in an orderly fashion all the provisions of the “management agreement” and/or any instruction, directive, permit and/or prohibition applicable or to become applicable from time to time with respect to the “building” and/or with respect to the “land” and/or with respect to all the premises included in the “building” and/or that are leased by the Landlord within the area of the “land” and/or with respect to the use thereof, including but not limited to any repair and/or change thereto as determined from time to time, at the Landlord and/or Management Company’s exclusive and absolute discretion and provided that all these do not interfere with the ongoing functionality of the premises during regular business hours to be determined by the “Management Company” and provided that they do not materially prejudice the Tenant’s rights under this contract.

The Tenant will do its utmost so that it, and all those acting on its behalf and/or its name, without any exceptions, will not act contrary to the provisions of the “management agreement” and/or the “Management Company’s” instructions.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

b.	The Tenant hereby undertakes to permit the Landlord and/or its representatives to enter the premises at reasonable times in order to inspect the condition of the premises, in order to transfer through the premises plumbing, wires and systems belonging to the “Hermon Building” (subject to the Landlord and/or Management Company’s duty to restore the premises to its prior condition at their complete expense) as well as in order to execute repairs in the premises in accordance with the provisions above in this contract and/or in the “management agreement” and all this – during regular business hours and upon coordinating such a visit in advance with the Tenant and provided that the possibility of reasonable use of the premises by the Tenant is not prejudiced.

Additionally it is agreed that the Landlord and/or its authorized agents will be entitled to enter the premises at reasonable times, during regular business hours, and upon coordinating the visit with the Tenant in advance in order to show it to third parties who are interested in leasing it and/or purchasing it.

c.	It is hereby agreed that any placing and/or installation of signs on the “building” and/or the “premises” and/or the “land” including but not limited to directional signs and/or advertising signs pertaining to the Tenant’s business in the premises will require advance approval and in writing from the Landlord and its signs consultants and/or the Management Company.

The Tenant’s right to install signs in the structure of the premises will be in accordance with the provisions set forth in “the Signs Appendix” attached hereto as Appendix I to this contract.

d.	A breach of Section 23(a) and/or Section 23(b) and/or Section 23(c) above will be considered a material breach of this contract.
Assignment of the Landlord’s rights
24.	The Landlord, and only the Landlord, is entitled to transfer its rights under this contract, in whole or in part, to others as it deems fit but explicitly provided that this does not prejudice the Tenant’s rights in accordance with the terms and provisions of this contract.
Breach of the Contract by the Tenant
25.
a.	If the Tenant breaches and/or does not fulfill a material term of the terms in this contract and particularly if the Tenant does not pay, within 10 (ten) days from the date determined for payment, an amount and/or payment whereby payment thereof applies to the Tenant pursuant to the provisions of this contract, the Landlord, after giving the Tenant written notice thereof of 14 (fourteen) days in order to remedy the breach may rescind this contract, sue the Tenant to vacate the premises forthwith and return possession thereof to the Landlord. The Landlord will be entitled to lease the premises to another/others and this will not negate the Tenant’s liability to continue to

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

pay rent at the rate stipulated in Section 21(a) above until the premises are leased to another/others and/or to pay the difference in rent in the event that the premises are leased to another/others in consideration of rent that is lower than the amount paid by the Tenant.

The generality of the aforesaid does not prejudice any of the Landlord’s rights to claim and obtain enforcement of the provisions of this contract and/or claim and obtain in any event compensation for any type of damage the Landlord sustains as a result of a breach of the contract by the Tenant from the Tenant.

b.	If the Tenant does not pay any of the payments applicable to it pursuant to the provisions of this contract in a timely manner and abstains from paying it despite receiving written notice thereof from the Landlord 14 (fourteen) days in advance the Landlord will be entitled to pay any such amount instead of the Tenant and the Tenant must reimburse any such payment to the Landlord immediately upon the Landlord’s first demand to do so.

For the sake of removing any doubt it is hereby declared that the aforesaid in this sub-section does not constitute an undertaking by the Landlord to pay such an amount instead of and/or on behalf of the Tenant.

c.	Notwithstanding the above it is agreed between the parties that a delay of up to 10 (ten) days in making any payment will not constitute a material breach of this contract. Subject to the above, a breach of Section 25(a) and/or 25(b) above will constitute a material breach of this contract.
26.	Without prejudicing and/or minimizing the Landlord’s rights pursuant to this contract and in addition to any relief determined herein, it is hereby agreed that the occurrence of one or more of the following instances will be considered a breach of a primary and material section of this contract for which the Landlord may, at its absolute and exclusive discretion bring an end to the leasing relationship under this contract and demand the immediate eviction of the Tenant from the premises, and all this without prejudicing the Tenant’s duty to fulfill its obligations under this contract and the Tenant undertakes to vacate the premises and return the premises to the Landlord immediately upon delivery of the Landlord’s first demand to do so to the Tenant. And all this whereupon the premises will be free and clear of any person and object, in good condition and subject to the fulfillment of the rest of the terms and provisions in this contract:-
a.	If the Tenant does not make a rent payment in a timely manner and in full. (However, a delay in making any payment that does not exceed 10 (ten) days from the date determined for payment will not entitle the Landlord to the right to evict the Tenant from the premises).

b.	If a receiver is appointed or a receiver and a (temporary or permanent) manager is appointed for the Tenant’s business and/or property or part of them and the appointment is not cancelled within 90 (ninety) days.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

c.	If a (temporary or permanent) liquidator is appointed for the Tenant and the appointment is not cancelled within 90 (ninety) days.

d.	If the Tenant grants the right to use the premises or part of the premises to a third party contrary to the terms and provisions of this contract.

e.	If the Tenant materially breaches or does not fulfill one or more of the terms or provisions or sections of this contract and does not remedy the breach within 14 (fourteen) days from the date required to do so by written notice to be sent to the Tenant by the Landlord.

f.	If the Tenant does not actually conduct its business from within the premises pursuant to the “purpose of the lease” for a period exceeding 90 (ninety) days.
Bank Guarantee
27.
a.	Upon signing this contract the Tenant hereby undertakes to deposit with the Landlord an autonomic, unconditional and unreserved bank guarantee by a recognized bank that is duly operable in Israel. This guarantee will not be negotiable and will be made payable only to the Landlord.

This bank guarantee will be for a sum (principal) of 4,339,400.-NIS (Four Million, Three Hundred And Thirty Nine Thousand And Four Hundred New Israeli Shekels)(equal to rent (principal) for the first 15 (fifteen) months rent of the “lease period” in addition to VAT prescribed by law). This bank guarantee will be linked to the increases that apply with respect to the consumers prices index in accordance with the ratio of the increase of the rate of the consumer prices index that is known upon actually realizing the guarantee as opposed to the rate of the “basic index” as defined in Section 13(a) above (hereinafter – “The Bank Guarantee”).

The “bank guarantee” will remain in effect for the duration of the entire “lease period” in addition to 3 (three) additional calendar months.

If the Tenant exercises the “option” and the “lease period” is extended for the duration of the “extended lease period” then by the date that 6 (six) complete months of the lease remain until the end of the “lease period” the Tenant will issue the Landlord a letter extending the validity of the “bank guarantee” for the entire duration of the “extended lease period” in addition to 3 (three) additional calendar months.

All the expenses, without any exceptions, and including but not limited to the stamp duty and bank charges that apply to and/or in connection with issuing and/or extending the validity of the “bank guarantee” will apply and be paid in full by the Tenant.

It is hereby emphasized and agreed between the parties that the “bank guarantee” will be a financial, autonomic, unconditional, unreserved bank guarantee that can be realized immediately. It is hereby clarified and agreed that the Landlord will be

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

entitled to demand immediate payment of the “bank guarantee”, in whole or in part, upon any instance of a breach of this contract by the Tenant provided that the Landlord gives the Tenant written notice of its intent to realize this “bank guarantee” at least 10 (ten) days in advance.

b.	In addition to the “bank guarantee” referenced in Section 27(a) above the Tenant undertakes to furnish the Landlord, upon signing this contract, an additional bank guarantee, identical in format and linkage terms to the amount of the “bank guarantee” for a sum (principal) of 926,240.- (Nine Hundred and Twenty Six Thousand and Two Hundred and Forty New Israeli Shekels) equal to the rent for the first 3 (three) months of the “lease period” in addition to VAT prescribed by law (hereinafter – “The Second Bank Guarantee”). The “second bank guarantee” will remain in effect for a period of 12 (twelve) months to start from the date of signing this contract and will serve to guarantee full payment of the rent by the Tenant for the first quarter of the “lease period”. The bank charges and stamp duty involved in issuing the “second bank guarantee” will apply and be paid by the Landlord in accordance with the bank’s charging documents that will be issued by the Tenant to the Landlord.

c.	It is hereby agreed that a breach of Section 27(a) and/or Section 27(b) above will be considered a material breach of this contract.
Contract Guarantors
28.	The Section was cancelled
The Landlord’s Additional Building Rights And The Tenant’s Additional Undertakings
29.	The Tenant hereby declares, confirms and undertakes as follows:
a.	That the Landlord told it that the premises constituted part of the “Hermon Building” built on the “land” in the “industrial park” and which constitutes an additional phase of the vast construction project that includes, inter alia, commercial buildings which the Landlord is considering building in the future on the “land” in the “industrial park” and including – to the extent permitted by law, also material improvements and/or extensions and/or expanding the “Hermon Building” itself, including but not limited to splitting the ground level of the “Hermon Building” into 2 floors and building an additional floor on the roof of the “Hermon Building” (in total 7 floors in addition to the parking level).

The Landlord on its part hereby undertakes to enable the Tenant and its client’s convenient, reasonable and safe access to the premises also during the foregoing construction if and when carried out on the “land” in “the industrial park”.

The Tenant on its part hereby waives finally, completely, fully and absolutely any assertion and/or demand and/or claim pertaining to and/or associated with expanding the “Hermon Building” and/or the foregoing additional construction and also including an inconvenience or nuisance or interference with the use of the “premises” pursuant to the “purpose of the lease” that may be sustained by the Tenant as a result thereof,

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

but this provided that the possibility of making reasonable use of the premises during the entire “lease period” is not negated from the Tenant.

The Tenant will be estopped from suing the Landlord and all those acting on its behalf and/or in the Landlord’s name due to the execution of such construction work subject to the provisions of this section above.

b.	Subject to the fact that the Tenant’s rights are not prejudiced in accordance with the provisions of this contract it is hereby agreed between the parties that the Landlord is entitled and may, without obtaining the Tenant’s consent, make changes to the “building” and/or adding construction to the “building” and/or on the “land” but this – provided that such work will not unreasonably and continuously disrupt the Tenant from conducting its business from within the premises pursuant to the “purpose of the lease”.

Additionally, it is hereby clarified and agreed that the roof of the “building” and/or the roof of the premises and/or the parking area on level 7.36* of the “Hermon Building” (hereinafter – “The Parking Level) as well as the areas of the yards and parking areas that are not included within the boundaries of the “building” marked in yellow in Appendix A and/or which are not included within the areas marked in orange in Appendix B-1 to this contract, are not leased to the Tenant and do not constitute part of the communal property for all the residents and/or tenants of the units in the “building” and that the Landlord may and is entitled to use these areas at its absolute and exclusive discretion, and also to adjoin them to certain areas and/or the certain premises located in the “Hermon Building” and/or the “project”. Additionally it is hereby agreed that the Landlord may and is entitled to build on the roof of the “building” and/or on the “parking level” any additional construction that is permitted by law by the competent authorities. Likewise, the Landlord is entitled and may place on the roof of the “building” and/or on the “parking level” and/or on the roof of the “parking level” facilities and ancillary equipment such as air-conditioning units, emergency generators, antennas, compressors, signs and advertising billboards and such like and to make any other reasonable use of the roof of the “building” and/or the “parking level” and all at the Landlord’s exclusive and absolute discretion.

Additionally, it is hereby clarified and agreed that the Landlord may convert the use and/or designation of the “parking level” to a floor that is designated for other permitted uses and/or that are approved pursuant to the CBP but this – provided that the Landlord makes available to the Tenant alternative parking spaces to those that the Tenant had use of on the “parking level”.

The Tenant on its part hereby undertakes not to hinder and/or prevent the Landlord from using the areas of the yards and the foregoing parking areas. Likewise the Tenant undertakes not to hinder the Landlord from carrying out the foregoing construction and/or use to be made by the Landlord of the roof the “building” unless carrying out such construction work constitutes a continuous and unreasonable nuisance to the Tenant conducting its business from within the premises in accordance with the “purpose of the lease”.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

c.	That it is clear to it and all those acting on its behalf and/or in its name, without any exceptions, that they are not entitled nor will be entitled to make any use of the parts and/or areas of the “building” and/or areas of the “land” and/or the areas of the “industrial park” that are not included in the “premises” and the areas adjoined thereto pursuant to the definition thereof in this contract.

d.	That it will indemnify the Landlord, immediately upon receiving the Landlord’s first demand to do so, for any payment and/or sanction that the Landlord was compelled to pay due to the Tenant conducting its business from within the premises contrary to any law or contrary to the regulations, orders or rules that are determined by a lawfully operational entity or competent authority and/or for any use made of the premises contrary to the terms of this contract provided that the Tenant is given an opportunity to defend itself from such a demand insofar as this is dependent upon the Landlord.

e.	A breach of Section 29 above and/or a breach of any of its sub-sections will constitute a material breach of this contract.
Pledging Rights
30.
a.	The Tenant will not be entitled nor may it pledge by any manner its rights pursuant to this contract, in whole and/or in part.

b.	It is hereby agreed that only the Landlord has the right to pledge and/or charge the “building” in which the premises are located, in whole or in part, including but not limited to the premises as well as charging and/or selling and/or transferring to others its rights to the “land” and/or its rights under this contract including but not limited to its right to receive rent from the Tenant, in whole or in part, by and manner and form as the Landlord deems correct from time to time, whether in order to obtain financing or for any other purpose, all at the Landlord’s exclusive and absolute discretion. The Tenant hereby explicitly agrees to assume and to adhere to all the provisions of this contract toward any other entity that acts on behalf of and/or instead of the Landlord – if this happens.

However, it is hereby agreed that such pledging, charging, endorsing, selling or transfer will not prejudice and/or derogate from the Tenant’s rights in accordance with this contract nor will it add to its obligations hereunder.

c.	The Tenant will sign, at the Landlord’s first written demand to do so, any document or confirmation that is duly required from time to time for one of the purposes listed in Section 30(b) to this contract, insofar as necessary. The Tenant will not be entitled to stipulate its consent by any condition. Without prejudicing the Tenant’s foregoing duty, it is hereby agreed that despite the provisions of any law the Tenant hereby releases the Landlord from the need to obtain additional or separate consent from the Tenant in order to carryout the above. Likewise, the Tenant releases the Landlord of the need for the Tenant’s signature in connection with any matter referenced in this section and/or in its sub-sections and this section and this contract can be presented by

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

the Landlord to any third parties and will constitute the Tenant’s irrevocable consent to carryout such actions.

d.	A breach of any of the Tenant’s obligations specified in Section 30 above and/or in one of its sub-sections will be considered a material breach of this contract.
Adjustment Work In The Premises For The Tenant’s Needs
31.	Without derogating from the binding effect of any of the provisions specified in Sections 9 and 19 above and their sub-sections with respect to carrying out “The Tenant’s Work” and/or with respect to carrying out the work and/or other changes to the premises, it is hereby agreed between the parties that with respect to all the “work”, the “Tenant’s work”, changes, renovations, improvements and additions, without any exceptions, (hereinafter – “The Adjustment Work”) to be carried out by the Tenant in the premises, including but not limited to the purpose of adjusting the premises to the Tenant’s needs, all of the following cumulative conditions will apply:
a.	The provisions of Section 9 and 19 above will apply mutatis mutandis pursuant to the matter at hand also with respect to the performance of the “adjustment work”.

b.	The “adjustment work” and any changes that the Tenant makes in the premises will be carried out in accordance with the provisions of all applicable laws and/or that become applicable from time to time with respect thereto, and the Tenant hereby undertakes to carryout the work at its complete and exclusive expense and to duly obtain and at its exclusive and complete expense all necessary permits and licenses and/or which become necessary from time to time in order to carryout the above.

c.	All the plans, technical specifications, diagrams and letters of quantity, without any exceptions, relevant to carrying out the “adjustment work” will be furnished by the Tenant to the Landlord at least 60 (sixty) days in advance and will require the Landlord’s and/or the authorized engineer on its behalf’s advance and written consent to carryout the work prior to the Tenant (and/or by anyone on behalf of the Tenant) actually beginning the work. The engineer’s response on the Landlord’s behalf will be given within 30 (thirty) days from the date the Tenant gives the Landlord the plans to perform the “Tenant’s work” in the premises.

d.	The complete and exclusive liability to carryout all the “adjustment work” and for any damage caused as a result of carrying out such work will be assumed solely by the Tenant.

e.	It is hereby clarified and emphasized that all the rest of the terms in this contract will also apply with respect to the performance of the “adjustment work” and including but without derogating from the generality of the aforesaid in this contract, also the Tenant’s duty to execute the necessary insurance policies pursuant to the terms and provisions of this contract.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

f.	It is hereby agreed that a breach of any one of the sections in Section 31(a) through to Section 31(e) above will be considered a material breach of this contract.
Notice Prior To Rescission Of The Contract
32.	It is agreed between the parties that no party will be entitled to rescind this contract in the event of a material breach by the other party to this contract unless written notice of 15 (fifteen) days is given to the breaching party, and the breaching party did not remedy the breach attributed to it within these 15 (fifteen) days that will start from the day the notice is sent.
Miscellaneous
33.
a.	Any amendment or addition to this contract will only be valid if executed in writing and signed by both parties. Likewise no negotiations, agreement and settlement between the parties will be valid unless executed in writing and signed by both parties together.

b.	Avoiding filing an eviction claim or a delay in filing such a claim or a delay in initiating any other legal measures will not be considered a waiver of the breach or as accepting the breach or as a waiver of any relief and remedies that the Landlord is entitled to due to a breach and the Tenant will be estopped from raising any assertion of a waiver of the breach.

c.	In this contract “the Landlord” or the “the Tenant” also means the plural form, and masculine form also means feminine form – all pursuant to the matter at hand.

d.	The parties determine the courts in Tel-Aviv-Yaffo as the jurisdictional venue for all matters pertaining to this contract or deriving from a breach hereof or in connection hereto or the performance hereof as well as all claims and proceedings hereunder.

34.	It is hereby agreed by the parties that if the Tenant materially breaches the terms and provisions of this contract and does not remedy the breach attributed to it by the Landlord despite receiving written notice thereof 15 days in advance as specified in Section 32 above, the Landlord will be entitled to sue, by summary judgment proceedings, the immediate eviction of the Tenant and all those acting on its behalf from the premises and this without prejudicing any other rights granted to the Landlord in this instance both pursuant to this contract and in accordance with the law.

It is hereby agreed that any financial claim based on a stipulated amount of money that is filed by either of the parties in reliance upon this contract as well as any eviction claim filed in reliance upon this contract, are suitable to be heard by “summary judgment” proceedings within the meaning of this phrase in the Rules of Civil Procedure Regulations, as applicable from time to time and also in accordance with this phrase in the Rules of Civil Procedure Regulations 5744 – 1984 as amended.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

35.	It is hereby declared and agreed that the execution by the parties of this contract hereby cancels any agreement and/or document and/or prior engagement between the parties, if such existed, with respect to the premises and it is hereby emphasized that no agreement and/or document and/or prior engagement as above will have a binding effect also for the purpose of interpreting this contract and/or in order to impact the relationship between the parties with respect to the premises from any aspect and that by the parties signing this contract opened a new relationship between the parties and wholly and exhaustively settles all their mutual rights and obligations with respect to leasing the premises to the Tenant by the Landlord.
36.
a.	If one of the parties to this contract pays and/or will pay any payment whereby the duty to pay it in accordance with this contract applies to the other party, the other party will reimburse the paying party the full amount that was paid by such a paying party and this immediately upon receiving a demand from the paying party and against receipts and/or the showing of proper documents, and if this not being the case every such debt will accrue interest in arrears at the maximum rate that is acceptable on the date determined for payment at Bank Hapoalim Ltd. with respect to exceeding overdrafts in a current loan account and all this with respect to the period beginning on the due date for payment thereof and until actual and full payment to the party entitled to receive it pursuant to the terms and provisions of this contract.

b.	Each payment that is determined in this contract that it is linked to changes applicable to the consumers prices index and which is not paid by the due date for payment thereof in accordance with the terms and provisions of this contract – will be paid in addition to linkage differentials to the consumers prices index and in addition to interest at the rate specified in Section 12(d) above.
Deferring The Date To Start The “Lease Period"
37.	It is agreed between the parties that if due to reasons that are independent of the Landlord and/or not in its control and also including circumstances of force majeure and/or a malicious act and/or strike and/or go-slows and/or partial or general enlistment into the IDF and/or natural disasters and/or any other event that the Landlord could not have foreseen in advance or that are not within the Landlord’s control (hereinafter – “The Uncontrollable Event”), the Landlord cannot deliver possession of the premises to the Tenant for the purpose of actually using it by the Tenant in accordance with the “purpose of the lease” and in accordance with the rest of the terms of this contract then the date to start the “lease period” will be deferred for a period of time equal to the period required until the “uncontrollable event” passes and also for the purpose of removing the foregoing delays and obstacles originating in an “uncontrollable event” as noted above and all this without this being considered a breach of this contract by the Landlord and without the Tenant having the right to any claim against the Landlord due to and/or as a result thereof.

In addition to all the deferments of the date to start the “lease period” that may be caused for reasons independent of the Landlord and/or not within its control and/or as

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

a result of an “uncontrollable event”, it is hereby explicitly agreed by the Tenant that any delay, including but not limited to additional delays to those specified above, of up to 60 (sixty) days for any reason in delivery of possession of the premises to the Tenant and/or of the date to start the “lease period” – will not be considered a breach of this contract by the Landlord and will not grant the Tenant the right to receive any compensation from the Landlord and/or a right to delay any payments it must pay to the Landlord pursuant to the provisions of this contract and all appendices hereto and will also not grant the Tenant any right to any other relief against the Landlord and/or against anyone acting on its behalf.
Rescission Of The Lease Contract Of The Premises In The “Tabor Building"
38.	It is hereby agreed between the parties that the lease contract that was signed between the parties on 28.12.2000 with respect to the premises that was leased to the Tenant by the Landlord located in the “Tabor Building” in “Sha’ar Yokneam”, and which constitutes an area of approximately 1,084 square meters on the first floor of the “Tabor Building” (hereinafter – “The Premises in the Tabor Building”) is hereby rescinded by the parties but the binding effect of the rescission will only apply commencing from 31.12.2001 onwards, and this without any of the parties to this contract and/or anyone acting on their behalf and/or in their place, without any exceptions, having any claims and/or assertions and/or demands against one party or the other to this contract.

However it is hereby agreed between the parties that if a deferment of the date to commence the “lease period” applies under the circumstances specified in Section 37 above and for reasons that are independent of the Tenant then the Tenant will vacate the “premises in the Tabor Building” only on the date upon which the premises subject-matter of this contract located in the “Hermon Building” is ready for occupancy by the Tenant in accordance with the terms of this contract (hereinafter – “The Date of Occupancy”), and in such an instance the date for rescission of the foregoing lease contract that was signed between the parties on 28.12.2000 with respect to the “premises in the Tabor Building” will be deferred until the “date of occupancy” of the new premises in the “Hermon Building” and the foregoing contract dated 28.12.2000 will be null and void only after the “date of occupancy” onwards without any party and/or anyone acting on their behalf and/or in their place having any claims and/or demands and/or assertions against one party or the other to this contract.
Addresses
39.
a.	The parties’ addresses for the purpose of this contract are as specified in the preamble to this contract.

Any notice sent by one part to this contract to the other party to this contract to the address listed above will be considered as if duly reaching its destination following 3 (three) business days from the date it was delivered to be mailed by registered mail in Israel.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

b.	Each party undertakes to notify the other party of any change that applies from time to time of its foregoing address.
IN WITNESS HEREOF THE PARTIES HERETO SET THEIR HAND:-

( — )	( — )
Mellanox Technologies Ltd.	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

The Tenant	The Landlord

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

LIST OF APPENDICES

1.	Appendix A -	Plans of the Building.

2.	Appendix B -	Plans of the Premises.

3.	Appendix B-1	Drawing of the Parking Spaces.

4.	Appendix C -	Technical Specification of the internal work in the premises.

5.	Appendix D -	A photocopy of the approval letter given to the Tenant pursuant to the Encouragement of Capital Investments Law.

6.	Appendix E -	Draft of the “Confirmation of the Execution of Work in Progress Insurance Policies”.

7.	Appendix F -	Draft of the “confirmation of the execution of insurance policies for the premises.

8.	Appendix G -	Letter of undertaking from the Sub-Tenant.

9.	Appendix H -	Draft of the agreement with the Management Company.

10.	Appendix I -	Signpost Appendix.

11.	Appendix J -	Confirmation from the Tenant’s attorney/accountant with respect to the identity of the Tenant’s shareholders.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

APPENDIX A
(Intentionally Omitted)

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

APPENDIX B
(Intentionally Omitted)

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

APPENDIX B-1
(Intentionally Omitted)

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

APPENDIX C
To the Lease Contract

BY:	Sha’ar Yokne’am, Registered Limited Partnership
(Hereinafter – “The Landlord”)

AND BETWEEN:	Mellanox Technologies Ltd.
(Hereinafter – “The Tenant”)
TECHNICAL SPECIFICATION OF THE INTERNAL WORK IN THE PREMISES
1.	Walls
1.1	External walls – precast in accordance with existing walls.

1.2	Walls between tenants – 20cm blocks or 20cm Itong blocks, or drywall partitions.

1.3	Internal plaster on the walls, or covering with sheets of drywall pursuant to on the spot decisions.

1.4	Internal drywall wall partitions – 7cm with rock wool.

1.5	Internal wall trimmings – supercryl type paint.
2.	Flooring
2.1	Concrete floors (smoothed by helicopter).

2.2	Fireproof carpet, standard 2, cost 50NIS per square meter (synthetic acrylic), Magic pattern.

2.3	Ceramic flooring in the hallways pursuant to internal division, Negev ceramics 30 x 30cm, Jerusalem pattern.

2.4	P.V.C. antistatic in the open space and laboratory, type 10, cost 70NIS per square meter.
3.	Acoustic Ceilings

Lowered acoustic ceiling from mineral sheets 60 x 60cm or 120 x 60cm in size, with trimming type “L”, Orion pattern.
4.	Electricity and Communications
4.1	The following will be installed at each workstation:

4.1.1	2 electrical points.

4.1.2	Telephone connection + 6 ply wiring (Tenant will order the telephone lines).

4.1.3	Power point for U.P.S at each workstation.

4.1.4	Pipes to connect the computers (only pipes + pull wires).

4.1.5	Light switch point in each room.

4.1.6	The electrical work will be carried out in accordance with the technical specification to be prepared by the electrical consultant, Dan Sharon (the Landlord’s consultant).

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

4.2	Lighting combined with decorative ceiling to a lighting standard of:

The work rooms 600 lx made from quadrangular parabola elements, “Pazor” model by “Ga’ash” lighting of 4 x 18 w. Corridors and service areas – 300 lx using PL type elements. Bathrooms – 250 lx using PL type elements.
5.	Air-Conditioning
5.1	A central cold water system (through cellars) will be installed including vertical conduction plumbing in shafts with water entrances/exits per floor intended for hookup. At the end an element will be installed for disconnection.

5.2	The planning of the system from the hookup point will be done by the air-conditioning engineer, Yitzchak Rosenblatt (the Landlord’s consultant).
6.	Aluminum Windows

Aluminum windows, pursuant to the plans of the building.
7.	Doors
7.1	Internal doors will be: tin doorposts to be painted, door panel itself from wood, filled with 100% flex board covered in veneer “Aroline”, oak or other color and border made from oak wood or other as the sample in the Carmiel carpenters with “Alum” or “Yardeni” affixtures.

7.2	Main entrance door will be a glazed aluminum door.
8.	Sprinkler System

An automatic, standard, combined with acoustic ceiling sprinkler system will be installed within the area of the premises.
9.	Water and sewage system
9.1	The Landlord will supply the hookup to the water and sewage systems adjoining the constructive columns.

9.2	A kitchenette upon which a marble surface will be placed with a length of 1.5 meters + clay sink 60 x 40cm for cold water and ceramic covering 20 x 20cm to a height of 3 rows above the marble and kitchen cabinets underneath the marble surface.

9.3	The specification does not include toilets within the premises. There are both men and women’s toilets in each one of the shafts. Toilets can be installed in the premises for an additional fee.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

10.	Placing Facilities On The Roof
10.1	The Landlord will allocate for the Tenant’s use areas on the roof upon which to place the air-conditioning system.

10.2	The Landlord will make openings available to the Tenant for the purpose of transferring the necessary pipes in order to install and hookup facilities adjoining the columns.

Systems will go through these openings and adjacent to the columns to the other floors intended for the tenants.
11.	Trimmings
11.1	All the trimming work will be carried out without fixed or mobile furniture.

11.2	Any modification of the provisions in this technical specification will be at the Tenant’s expense and responsibility.

11.3	Any modification of the plans of the internal layout after approval by the Landlord will be at the Tenant’s expense and responsibility.
12.	Internal Layout Plans

The internal layout plans will be prepared by the Landlord’s architect, Mr. Micha Ratner.
13.	General

All the foregoing internal work is based on the fact that at least 50% (fifty percent) of the total area of the premises will be delivered by the Landlord to the Tenant to an “open space” standard.

( — )	( — )
Mellanox Technologies Ltd.	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

Mellanox Technologies Ltd.	Sha’ar Yokneam
Registered Limited Partnership

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

Ministry of Industry and Trade
Investment Center
Jerusalem, 15.11.99
No.: 99-0359-0-21000-12
Partnership no.: 512763285
APPENDIX – D
Mellanox Technologies Ltd.
Attn: Eyal Waldman – CEO
P.O.Box 86
Yokneam 20692
Dear Sir,
Letter Of Approval Of An Alternative Route Plan
1.	The Administration of the Investments Center is considering your application dated 20.06.99 with respect to approving an investments plan pursuant to the Encouragement of Capital Investments Law, 5719-1959 (hereinafter The Law) to establish a factory in Yokneam Elite (Development Region A.).

2.	The Administration decided (Decision No. 1431(b)13 dated 10.10.99) to approve the investment plan in permanent property pursuant to the law for a sum of ($) to establish a factory to manufacture in computerized systems in Yokneam Elite, subject to the provisions in this letter of approval and the attached appendix constituting an integral part hereof.

3.	In accordance with the Ministers Committee for Economic Affairs EC/66B dated 3.4.85 the approved plan sections will be linked to the following:
-	Investments in buildings – to the construction prices index (Basic Index: Index 09/99 8846.2 points).

-	Investments in local equipment and local costs – consumers prices index (Basic index: Index 09/99 720.8425 points).

-	Investments in imported equipment – to the US Dollar Rate (Basic Rate: 4NIS = $1).

The linkage will not apply to investments that were made between the date of filing the application for approval of the plan and until the basic month above.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

4.	Fulfillment of the following terms and provisions of the law will constitute a prerequisite and necessary term to obtaining the benefits that this letter of approval grants:
-	At least 30% of the investments in permanent property will be financed by paid share capital (regular) whereby the allotment and payment of the capital will be carried out concurrent with the ongoing investments within the approved plan.

-	You will submit all the required reports as specified in Income Tax Circular No. 92/32 to the Investments Center and the Tax Assessor and you will adhere to all the provisions in the foregoing circular pertaining to the matter at hand.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

APPENDIX E
Confirmation Of Executing Work In Progress Insurance Policies
Date: ___ May, 2001
Sha’ar Yokneam Registered Limited Partnership
(Registered Partnership No. 55-001466-6)
Dear Sir,
Re: Confirmation Of The Execution Of Insurance Policies While Carrying Out The Work In Progress, Contractor Work, Third Party Work And Employers Liability.
We hereby confirm to you that we executed the work in progress policy as specified below and as referenced in Section 16(b) of the contract between you and Mellanox Technologies Ltd. (PC/51-267328-5) (hereinafter – “the Tenant”) for the work in the premises which the Tenant leased from you on the land known as various parcels and sub-parcels in the bloc of land known as Bloc 11098 (hereinafter – “The Land”), and this – during the period from 1.1.2002 and through until ___at midnight.
Chapter 1 – Contractor Work Insurance Policy
Contractor work insurance policy insuring the value of all the work being carried out by the Tenant and also/or on its behalf and also/or for the premises including but not limited to equipment, systems and machinery that will serve the Tenant’s business as well as repairs, renovations, improvements, changes and additions to be made in the premises. This chapter includes a clause pertaining to the waiver of the right to subrogation toward the Landlord and/or toward the “Management Company” and/or toward all the residents in the built buildings and/or to be built on the “land” as all of these are defined in the foregoing agreement, (provided that their insurance policies include a similar waiver clause toward the Tenant) for any damage caused by them to the exception of damage that was caused maliciously. The chapter includes explicit extended coverage pertaining to property that is being worked on and also/or adjacent property within the limits of liability not to fall short of a sum in NIS equal to a sum of $1,000,000.- (One Million US Dollars).
Chapter 2- Third Party
Liability insurance policy toward third parties within the limits of liability not to fall short of a sum of $1,000,000 (One Million US Dollars). This chapter includes a cross-liability clause pursuant to which the policy will be considered as if executed separately for each one of the insured individuals within the meaning of Section 11(c) of the foregoing contract. It was further explicitly noted and for the sake of removing any doubt that the Landlord’s property will be considered as third party property for the purpose of this chapter.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

Chapter 3 – Employers Liability
Employers’ liability insurance policy for the liability toward all those employed to carryout out the work without any limitation pertaining to the Insurer’s liability. This policy will not include any limitation with respect to contractors, sub-contractors and their employees as well as with respect to the employment of youth.
The amount of insurance under no circumstances will fall short of a sum in NIS equal to a sum of $5,000,000.- (Five Million US Dollars).
We hereby confirm that the foregoing policies (Chapters 1, 2 and 3 above) take priority over any other policy executed by you (if such policies are executed) and that the policy will not be minimized or cancelled without written notice being sent to you at least 60 (sixty) days in advance.
Sincerely,
(Insurer’s Signature)

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

APPENDIX F
Confirmation Of The Execution Of Insurance Policies For The Premises
Date: ___ May, 2001
Sha’ar Yokneam Registered Limited Partnership
(Registered Partnership No. 55-001466-6)
(Hereinafter – “The Landlord”)
Dear Sir,
Re: Confirmation Of The Execution Of Insurance Policies Against Fire, Third Party Work And Employers Liability.
We hereby confirm that we executed the policies as referenced in Section 16(b) of the agreement between you and Mellanox Technologies Ltd. (PC/51-267328-5) (hereinafter – “the Tenant”) for the premises which the Tenant leased from you on the land known as various parcels and sub-parcels in the bloc of land known as Bloc 11098 (hereinafter – “The Land”), and this – during the period from 1.1.2002 and through until ___at midnight.

a.
1.	Extended Fire Policy

	Insured Property:	Building, premises, contents of the premises, equipment serving the premises it owns and also/or within the Tenant’s liability that are located in the premises and also/or outside the premises within the boundaries of the “land”, as defined in the foregoing agreement, as well as any repairs, changes, improvements, renovations and additions to the premises that are done and/or will be done by the Tenant and/or on its behalf, as well as furniture, equipment, facilities and inventory of any type and kind.

	Insurance Amount:	$

	Insured Risks:	Acceptable risks in extended fire insurance policies and without derogating from the generality of the above, including but not limited to fire, lightening, explosions, earthquake, riots, strikes, malicious damage, storm, blizzard, aircrafts, supersonic explosions, water flood damage and damages from other liquids and gases of any type and kind, collision damages, glass breakages and burglary.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

	Special Clauses:	The policy includes an explicit clause pursuant to which the Insurer waives any right to subrogation toward the Landlord and/or toward the “Management Company” and/or toward the other tenants in the built buildings and/or to be built on the “land” as all these are defined in the foregoing agreement, (provided that their policies also include a similar clause toward the Tenant) and also/or toward anyone acting on the Landlord’s behalf and/or on behalf of the “Management Company” to the exception of damage caused maliciously.

2.	Loss of Income Policy

The Tenant’s loss of income policy (to the exception of rent, parking fees, advertising fees and management fees) for their full value due to damage caused to the premises and/or its contents as a result of the insured risks in Section A above, for an indemnification period not to fall short of 12 months.

	Special Clauses:	The policy includes an explicit clause pursuant to which the Insurer waives any right to subrogation toward the Landlord, “Management Company” as well as toward the other tenants in the built buildings and/or to be built on the “land” as all these are defined in the foregoing agreement, (provided that their policies also include a similar clause toward the Tenant) and also/or toward anyone acting on the Landlord’s behalf and/or on behalf of the “Management Company” to the exception of damage caused maliciously.

b.	Third Party Liability Insurance Policy

	Limits of Liability:	$1,000,000.- (One Million US Dollars) per incident.

	Cancellation of Limitations:	The policy does not include any limitation pertaining to fire, explosions, shock, elevation machines, loading and unloading, defective sanitary facilities, poisoning, anything harmful in food or beverages as well as claims by the National Insurance Institute, and likewise for and toward sub-contractors.

	Special Clauses:	The policy is extended to indemnify the Landlord for its direct and/or vicarious liability for any act or omission by the Tenant as well as its liability as owner of the premises and this – subject to the clause pursuant to which the policy will be considered as if executed separately for each of the insured individuals.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

c.	Employers Liability Insurance

	Limits of Liability:	$5,000,000.- (Five Million US Dollars).

	Cancellation of Limitations:	The policy is not subject to any limitations pertaining to contractors, sub-contractors and their employees, bates and toxins as well as the employment of youth.
We hereby confirm that the foregoing policies take priority over any other policy executed by you (if such policies are executed) and that the policy will not be minimized or cancelled without written notice being sent to you at least 60 (sixty) days in advance.
Sincerely,
(Insurer’s Signature)

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

APPENDIX G
Sub-Tenant’s Letter of Undertaking
Date: ___ May, 2001
Sha’ar Yokneam, Registered Limited Partnership
(Partnership No. 55-001466-6)
“Sha’ar Hacarmel” Complex
5 Nachum Chat Street,
Tirat Hacarmel
Dear Sir,
     Re: Sub-Lease Of The Premises In The “Hermon Building”, Sha’ar Yokneam, Parcels 48, 49 As Well As Lot 101 Constituting Part Of Parcels 50, 79 And 80 (Partnership In Land) In Bloc 11098 (Hereinafter – “The Premises”)
1.	We are interested in leasing, by an unprotected lease pursuant to the Tenants Protection Law (Consolidated Version) 5732-1972 from Mellanox Technologies Ltd. (PC/51-276328-5) (hereinafter – “The Sub-Landlord”) part of the premises which the “Sub-Landlord”) leased from you under the terms set forth in the agreement dated ___ that was signed between you and the “Sub-Landlord” and a true copy of which is attached to this letter of ours (hereinafter – “The Sub-Lease Agreement”).

2.	We hereby undertake toward you to fulfill, insofar as the area of the premises that we leased from the “Sub-Landlord” is concerned, all the terms and provisions of the lease agreement that was signed on ___between yourselves and the “Sub-Landlord” (hereinafter – “The Lease Contract”).

3.	We hereby agree and undertake toward you that any eviction grounds you may have pursuant to the “lease contract” against the “Sub-Landlord” will also constitute grounds for eviction against us and that we will vacate the premises that we leased from the “Sub-Landlord” no later than by the date upon which the “Sub-Landlord” vacates, for any reason, the premises subject-matter of the “lease contract”.

4.	We hereby declare that we will not be acquiring any independent rights in the premises and that we will be entitled to temporarily and with limitations make use of the premises only if all the terms and provisions, without any exceptions, specified in the “lease contract” and the “sub-lease agreement” is fulfilled.
Signature:
Sub-Tenant’s Name:

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

Confirmation
I hereby confirm that the foregoing document was duly signed by the authorized signatories,                      (I.D.                     ) and                      (I.D.                      ) who are authorized to sign on behalf of the foregoing Sub-Tenant and bind it.

Date:

Adv.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

APPENDIX H
MANAGEMENT CONTRACT
Executed and signed in Yokne’am on this 9th day of the month of May 2001
BY:

Sha’ar Yokne’am, Registered Limited Partnership
Partnership No. 55-001466-6
Through its managers, Mr. Ze’ev Sivan (I.D. 000685974) and Yitzchak Reich (I.D. 127198) who are authorized to sign and bind the partnership whose address for the purpose of this contract is the “Sha’ar Hacarmel” Complex, No. 5 Nachum Chat Street, Tirat Carmel And which will be referred to below for abbreviation purposes as “The Landlord”

On the One Part

AND BETWEEN:

Mellanox Technologies Ltd.
Registered Company No. 51-276328-5
Through Mr. Eyal Waldman (I.D. 56429095) who is authorized to sign and bind the Company whose address for the purpose of this contract is “Tabor” Building, Sha’ar Yokneam, Yokneam, which will be referred to below for abbreviation purposes as “The Tenant”)

On the Second Part

WHEREAS:	The Tenant leased from the Landlord (who will also be referred to below as “The Partnership” and/or “The Owners” and/or “The Management Company”) by an unprotected lease pursuant to the Tenants Protection Law (Consolidated Version) 5732-1972 the unit as defined below that is located in the “building” and the “project” defined below;

AND WHEREAS:	The nature and standard of the “project” and the “building” compel centralized management and performance of the services by one professional body exclusively, permanently and continuously;

AND WHEREAS:	The Management Company agreed to assume this role;
AND WHEREAS:	The occupier is interested and agrees to the fact that the management and exclusive performance of the services will be rendered by the Management Company;

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

AND WHEREAS:	This contract constitutes the “management contract” referenced as Appendix H of the lease contract that was signed on the 9th of the month of May in the year 2001 between the “owners” and the “Tenant” (hereinafter – “The Lease Contract”);

AND WHEREAS:	The Management Company will handle the management, operation and maintenance of the “building”;

AND WHEREAS:	The parties are interested in arranging their relationship;
Therefore It Is Declared, Stipulated And Agreed Between The Parties As Follows:
1.	Preamble and Interpretation
1.1	The preamble to this contract and appendices attached hereto constitute an integral part hereof.

1.2	The captions of the section in this contract are intended solely for convenience purposes and will not bear any weight or significance upon construing this contract.

1.3	This contract encompasses and exhausts all what was agreed between the parties with respect to the issues referenced in this contract and there is no nor will be any relevance nor will any document, negotiations, declarations, representations, undertakings or agreements that were made, if made, between the parties in writing and/or orally, explicitly and/or impliedly and/or by any other form, prior to signing this contract be used and/or relied upon.

1.4	No amendment to this contract or any of its provisions will be valid unless executed in writing and signed by the parties.

1.5	Agreement by any of the parties in a specific instance to deviate from the term/s and/or provision/s of this contract will not constitute a precedent and/or agreement to deviate from the same in other instances and one will not learn or deduce from that instance upon other instances.

1.6	If any of the parties waived and/or did not exercise, in a specific instance, a right under this contract and/or prescribed by law, this will not be seen nor will it imply that such a right has been waived also in other instances including but not limited to in relation to a continuous breach.

1.7	Conduct by one of the parties to this contract will not be considered as a waiver and/or agreement to a change of any of the terms and/or provisions in this contract and/or as a waiver of any of its rights in accordance with this contract and/or prescribed by law unless the waiver and/or consent was executed in writing and signed by both parties together.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

1.8	The phrases set forth below in this contract and appendices hereto will assume the meaning appearing alongside each one of them unless the context of the matter compels otherwise:

“This Contract”	This contract and all appendices attached hereto.

“The Land”	Land with an area of approximately 62,000 square meters in bloc 11098 including the parcels of land known as numbers 33, 34, 36, 37, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49 and 50 (all in their entirety) as well as parts (areas) of the parcels of land known as numbers 21, 22, 23, 24, 30, 31, 32, 35, 38, 39, 79, 80 and 82.

“The Project”	An Industrial Park that the Landlord is establishing on the “land” and which includes existing buildings as well as a new industrial and high-tech park to be established in accordance with the specified plans and/or changes of the CBP to be approved with respect to the “land” and which will include, inter alia, high-tech areas, commercial areas, offices, parking lots, basements, warehouses etc.

“The Building” or “The Structure” or “The Hermon Building”	“Hermon Building” built on parcels 48, 49 as well as lot 101 constituting part of parcels 50, 79 and 80 (Partnership in land) in Bloc 11098.

The Lot”	The lot located around the “Hermon Building” and marked in blue on the drawing attached to this management contract (hereinafter – “The Drawing”).

“The Unit” and/or “The Premises”	The unit in the “Hermon Building” marked in red on the drawing, including but not limited to areas adjoined thereto, whether exclusively or jointly with others and marked in green on the “drawing” constituting the premises subject-matter of the “lease contract” and defined as the “premises” pursuant to the “lease contract”.

“The Appendix”	Appendix A attached to this contract.

“The Management Company” and/or “The Owners” and/or “The Landlord” and/or “The Partnership”.	Meaning: Sha’ar Yokneam, Registered Limited Partnership (Registered Partnership No. 55-001466-6) and/or any company that the Landlord assigns its rights and obligations under this contract to in accordance with the

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

provisions of Section 14 below.

“The Parking Lot”	The parking lot in the “building” including the mezzanine level marked in the “drawing” in yellow.

“The Lease Contract”	The lease contract that was signed between the Landlord and the Tenant upon signing this contract and attached hereto as Appendix B to this contract.

“The Unit” and/or “Units”	A unit and/or units in the “building” occupied and/or used by a given tenant including but not limited to the parking lot.

“Resident”	The owners and/or tenant of a unit.

“Communal Areas”	The communal property included in the “land” and/or the “project” as specified in the “lease contract” and/or appendices thereto, including but not limited to roads, pavements, access ways, landscaping, garden areas and various facilities designated for the use and/or benefit of most of the tenants and/or unit owners in the “project”, all the facilities and areas located in the “building” and which are not included in the “units” of the “building”, all the areas of the “lot”, including but not limited to the open spaces between the “building” and other buildings that are built and/or to be built on the “land” including but not limited to facilities that are placed thereon and/or those which the Management Company will handle and which are not adjoined to a specific unit in the “building”.

“The Communal Facilities”	The systems and/or facilities in the building and/or the communal areas to the exception of facilities and equipment located in the units and which serve and service only the resident of that unit, including and such as: elevators, central air-conditioning systems, electrical boards and systems, plumbing pipes and systems, lighting, water, drainage, sewage, safety systems and equipment, fire detection and extinguishing systems, waste disposal devices, computerized and controlled systems, generator(s), signposts devices and traffic signs and such like facilities,

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

designated equipment and systems and/or which the “Management Company” designates them from time to time for communal use by all the unit occupiers and/or users of the “building” and/or “project” and/or “land” or the majority of them, directly or indirectly, and all whether they are within the “building” complex or not.

“The Services”	Management, operation, repair, maintenance, renewing equipment, renewal and replacement of equipment funds and “communal facilities”, cleaning, inspections, repairs, lighting, signposts, doorman, gardening, insuring the communal areas and the communal facilities as defined above and the facilities and areas of the land and/or project serving and/or servicing all the residents of the building.

Taking into consideration the special nature of the “project” and of the “building” and the complexity of them and with the purpose of preserving proper standards for the “building” and the services rendered to the users of the “building”, the Management Company will be entitled to include in the “services” also special services that are not customary in a regular building but this – at the “Management Company’s exclusive and absolute discretion.

For the sake of preventing any doubts it is hereby emphasized, clarified and agreed that the “services” will also include the following:
a.	Management of the lobby of the building.

b.	Executing the policies specified in this contract and in Section 16(a) of the lease contract.

c.	Payment of rates and other taxes for the communal areas and/or communal facilities.

d.	Payment for the supply of electricity and/or water to the public areas of the building.

e.	Signposts costs.

f.	Purchasing materials, equipment and facilities in connection with rendering the services.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

g.	Other and/or special services that are required in order to preserve the high standard of the building taking into consideration the special nature and complexity thereof.

“Representative Rate”	The US Dollar representative exchange rate in NIS that is published by the Bank of Israel prior to any relevant payment under this contract. In the event that the Bank of Israel no longer continues publishing this representative rate – this rate will be calculated pursuant to the average rate in NIS with respect to the sale and purchase rates (transfers and checks) in US Dollar by Bank Leumi Le’Israel Ltd., last known on the relevant date for payment and all pursuant to the matter at hand.

“The Interest”	The maximum rate of interest that is acceptable on the relevant date by Bank Hapoalim Ltd. for unapproved overdrafts (including “exceptional interest”) in addition to 5% per annum.
1.9	Phrases and concepts that are not specified in Section 1.8 above and which are referenced in this contract and the lease contract attached as Appendix B to this contract will have the same meaning in this contract as given to them in the “lease contract” unless explicitly determined otherwise in the provisions of this contract.
2.	Management, Operation and Maintenance of the Building
2.1	It is hereby agreed that the Management Company alone will handle the management, operation and maintenance of the building to the exception of the units constituting the premises areas and/or areas that will exclusively serve business units in the “building” as well as the management and maintenance of the “communal areas” and of the “communal facilities’ and within this framework it will perform and execute the services.

2.2	The Management Company will be entitled to render the services, in whole or in part, itself and/or through contractors it hires for the purpose of rendering the services, in whole or in part.

2.3	Upon performing the services, the Management Company will be entitled to employ employees, consultants, suppliers and various service providers, to engage in service and maintenance agreements for the communal facilities etc., as well as to purchase facilities, including but not limited to those which upgrade the building and/or its systems and/or the maintenance thereof,

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

equipment, tools, etc., and these expenses will be included in the Management Company’s expenses.

2.4	The Tenant hereby declares and confirms that it is aware and it agrees that it is possible that from time to time, whether planned or not, hitches and/or interference and/or disturbances and/or breakdowns in the operation of the “communal facilities” may occur and/or the use of the “communal facilities” and/or “the communal areas” including the electricity and water systems as a result of hitches and/or malfunctions thereof and/or as a result of performing ongoing maintenance work and/or carrying out repairs.

The Management Company will do its best to minimize the disturbances and/or breakdowns above and insofar as possible – will notify the Tenant in advance with respect to carrying out planned work.

2.5	It is hereby clarified and agreed that the Management Company will determine from time to time and will be entitled to change from time to time, expand and/or reduce the scope of the “services”, standard thereof, type and nature as well as the manner or way they are supplied.

2.6	It is hereby clarified and agreed that servicing and repairing the facilities installed in the premises and affixed to the “communal facilities” such as air-conditioning units, smoke detectors, sprinklers and such like will be carried out by the Management Company alone in consideration of a special fee and this – in addition to the management fees which the Tenant is obligated to pay to the “Management Company” in accordance with the provisions in this contract and all appendices hereto. The special payment will be calculated on the basis of 15% + cost (hereinafter – “The Special Payment”).

The Tenant will pay the Management Company in consideration of the foregoing service pursuant to the invoice issued by the Management Company, on the date specified in the invoice including VAT included in the foregoing invoice.

2.7	The Tenant will not carryout, itself and/or through another/others any action or treatment in the building and/or the “communal areas’ and/or public areas and/or “communal facilities” nor will it carryout any service and repairs as noted in Section 2.6 above unless by professional entities to be approved in advance and in writing by the Management Company.

2.8	The Tenant will notify the Management Company of any disrepair that requires action to be taken by the Management Company immediately upon discovering the disrepair and/or immediately upon him becoming aware of information pertaining to such disrepair. The Management Company will act to repair the disrepair as soon as possible.

2.9	The Management Company will be entitled to decide to manage the offices and the commercial part and/or the parking lot in the “building” separately and

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

to determine separate management fees for each one of the foregoing parts on the basis of the Management Company’s expenses for that part.

2.10	The Management Company will be entitled to decide to split the expenses involved in maintaining and/or managing the “communal areas” and/or the “communal facilities” and/or the commercial areas and/or the office areas and/or the parking lot areas in the “land” and/or the “project” on the basis of the Management Company’s expenses in relation to the relevant area.
3.	Procedures and Rules of Conduct

The Management Company will determine, from time to time procedures, practices, directives and rules of conduct and/or use of the building and/or “communal areas” and/or “communal facilities” and the Tenant undertakes to adhere to them and to ensure that its employees and/or other users of the “premises” and/or guests in the “premises” also conduct themselves in accordance thereto.

A breach or non-fulfillment of the procedures, practices, directives and rules of conduct as noted above that continues after notice thereof is sent by the Management Company will constitute and be considered a material breach of this contract by the Tenant.

Without derogating from the generality of the above it is hereby agreed between the parties as follows:
3.1	The Management Company will be entitled to set rules of conduct that are binding upon all the users of the units in the “building” and/or the “project” and/or in any built structure and/or to be built on the “land” and this – in order to preserve the standard of the “project” and to prevent disturbances and nuisances to occupiers and users of the units in the “building” or to some of them and/or to the rest of the units included and/or to be included in any built structure and/or to be built on the “land” and/or in the “project”.

3.2	The Management Company will be entitled to designate parking spaces, passageways, places to install television cables, antennas, electricity boards and connections, gas tanks and such like things in the communal areas whether they serve the “building” or whether they serve other parts of the “project”.

3.3	The Management Company is entitled to determine directives with respect to entry and exit procedures pertaining to security procedures, access arrangements to the “communal areas”, use of the parking lot procedures and such like various directives.
4.	Entering The Premises
4.1	The Tenant hereby declares and confirms that it is aware that communal facilities are located and/or installed in the “premises” and that for the purpose and while rendering the services the Management Company will have to enter

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

the “premises” and it undertakes to enable the Management Company and/or whomever it so determines to enter the “premises” in order to examine, treat, maintain, repair and/or replace these facilities and/or for the purpose of rendering the services including opening the walls, floors, ceilings and other parts of the “premises” necessary to do so as well as to perform any other action necessary in order to carryout the above and the Tenant will cooperate in carrying out the foregoing.

Any such entry to the premises will be coordinated in advance by the Management Company with the Tenant unless in urgent instances and/or emergencies.

4.2	The Management Company will coordinate in advance entrance to the premises as noted above however, in urgent instances (such as in the event of a fire and/or burst pipe and/or systems in the premises and/or upon a real fear of the premises safety and/or the building) and in emergencies it will be entitled to enter the “premises” also without advance notice and without coordinating the entry in advance.

4.3	The Management Company will restore the premises to its previous condition insofar as possible after performing the aforesaid in Section 4.1 above and will do its utmost that the disturbance to the Tenant will be minimal insofar as possible.

4.4	The Tenant will determine and notify the Management Company of the contact person on its behalf who will be its representative before the Management Company and also the details of the persons who can be contacted after business hours in the premises and also when the premises are closed.

4.5	Without derogating and/or prejudicing the above, the Tenant will deposit with the Management Company a key to the “premises” that it can use to enter the “premises” in emergencies and/or urgent instances.

4.6	Secured Rooms

If secured room(s) are included in the “premises” then at times of emergencies the Tenant must vacate it/them and make it/them available for the use of the other residents and/or their employees who use the same floor in the “building” as well as other people that are in the “building” at that time.

At times of emergencies as noted above the “Tenant” will vacate the secured room(s) and make it/them available to the Management Company at its request and should it not do so then the Management Company and/or its representatives may enter the “premises” and seize the secured room(s), vacate them and make them available for such use.

4.7	A breach or non-fulfillment of the foregoing in this section by the Tenant will constitute a material breach of this contract by the “Tenant”.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

5.	Signposts
5.1	It is hereby clarified and agreed that the Management Company will determine the location in the “building” wherein signposts may be installed in the “building” and/or the communal areas and the form of the sign including the “Tenant’s” signs.

The “Tenant” will install its signs in a place and form only as determined by the Management Company, and it undertakes not to install or hang signs in other places and/or in other forms, including upon the external walls and/or windows of the “premises”.

5.2	It is hereby explicitly clarified and agreed that the Management Company will be entitled to hang and/or permit another (others) to hang signs in the building and/or on external walls and/or on the roof of the building in the places and form it so determines.

5.3	It is hereby agreed that the signs in the “building” and/or the “communal areas” will only be carried out by the Management Company unless it determines otherwise.

5.4	A breach or non-fulfillment of the foregoing by the “Tenant” will constitute and be considered a material breach of this contract by the “Tenant”.
6.	Air-Conditioning

The Management Company will determine from time to time the hours of operation of the central air-conditioning system in the “building”.

For the sake of removing any doubt it is hereby clarified that the regular operational hours of the central air-conditioning system associated with the premises will be determined pursuant to the Tenant’s request in writing to the Management Company and the Tenant will assume all the costs associated thereto.

On the other hand, the regular operational hours of the air-conditioning system in the public areas of the “building” will be between 08:00 in the morning and 19:00 in the evening.

7.	Insurance Policies
7.1	The Management Company will execute and maintain the following insurance polices:
a.	“Building” insurance including the “communal facilities” and the “communal areas” against “all the risks” including earthquakes, at its complete restoration value.

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

b.	Content insurance in the above places as well as the equipment, tools, materials etc. that serve the Management Company.

c.	Insurance against loss of rent and management fees in the “building” for a period of at least 12 (twelve) months.

d.	Third party liability insurance policy with respect to the communal facilities and the communal area at the maximum amount obtainable for such policies.

e.	Employers’ liability insurance policy for the Management Company’s employees.

f.	For the sake of removing any doubt the foregoing policies will not include the contents in the “premises” including the facilities and equipment in the “premises” nor third party liability insurance insofar as the “premises” are concerned and the Tenant will execute and maintain these policies at its expense and responsibility.
7.2	The foregoing policies will be executed and maintained upon consulting with the Landlord’s insurance consultant.

7.3	The Management Company will be entitled, from time to time, to increase the scope of the insurance and/or change and/or expand and/or add to the foregoing policies but not to minimize them.

7.4	The Management Company will include in the foregoing policies as an insured party also the “Tenant”, the “Landlord” and contractors that will handle rendering the “services” or any part of them for and/or on behalf of the Management Company.

7.5	For the sake of removing any doubt it is hereby clarified and agreed that the “Landlord” and/or Management Company alone will be the beneficiaries of the “building” policy and the loss of rent and/or management fees policy in the “building”.

If damage is caused to the premises that are covered by the “building” policy the proceeds that are received from the insurance company will serve to cover and repair the foregoing damage.

7.6	The foregoing policies will include a provision pertaining to cross-liability as well as a provision pertaining to a waiver by the insurance company of the right to subrogation against the “Tenant” and/or the “Landlord” and/or the contractors that handle the rendering of the services or any part of them for and/or on behalf of the Management Company and/or their employees.

7.7	A breach of Section 7 above and/or a breach of any of its sub-sections will be considered a material breach of this contract.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

8.	Management Fees
8.1	The Tenant undertakes to pay the Management Company the management fees to be determined in accordance with the provisions of this Section 8 below.
8.2	Unless stated otherwise and explicitly in Appendix A to this contract, the management fees will be determined by splitting the costs of all the Management Company’s expenses for managing, operating and maintaining the “building”, the “communal areas” and the “communal facilities” and also with respect to rendering the “services” including financing and depreciation expenses in addition to management fees at a rate of 15% (fifteen percent) of the total cost of all the foregoing expenses (all these expenses together will be referred to below as – “The Management Company’s Expenses”), and in addition to VAT prescribed by law. All the Management Company’s expenses will be split among the residents of the building by the manner and form set forth below in this Section 8 and in Appendix A to this contract.

However it is hereby clarified and agreed that the aforesaid in this section will be subject to a “management fee cap” that will apply during the first 2 (two) years of the “lease period” in accordance with the provisions of Section 22(e) of the “lease contract”.

8.3	The Tenant must pay the management fees to the Management Company from the starting date of the “lease period” as defined in the “lease contract”.

8.4	The management fees which the Tenant must pay to the Management Company will constitute a relative portion of the “Management Company’s expenses” pursuant to the ratio between the area of the premises for the purpose of payment of management fees as specified in Appendix A as opposed to the area of the building as specified in Appendix A.

So long as at least 75% (Seventy Five Percent) of the total units in the building are not occupied at first and there are still vacant units therein, and since the non-use of the vacant units above will be a savings on the Management Company expenses then the area of the foregoing vacant units for the purpose of payment of management fees by their owners will be calculated on the basis of 70% (Seventy Percent) of their areas and the area of the “building” will be adjusted accordingly. After the occupancy of at least the first 75% (Seventy Five Percent) of all the areas of the units in the “building” the owners of the vacant units above will be exempted from payment of any management fees.

Additionally, the relative charge pertaining to all the tenants in the “building” of the “Management Company’s expenses” that relate to all the “communal areas” and/or the “communal facilities” in the “project” and/or the “land” will be determined by the Management Company in accordance with the provisions of Section 2.10 above and the “Tenant’s” relative share of these expenses will

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Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

be added to the management fees which the Tenant is obligated to pay to the Management Company.

8.5	It is hereby clarified and agreed that since the parking lot will only use a small portion of the communal facilities and/or communal areas in the “building” then for the purpose of calculating the management fees relating to the parking lot alone a special and separate calculation will be done pursuant to the 15% + cost method (fifteen percent) which will only relate to the services rendered by the Management Company directly to the parking lot.

8.6	Since the electricity and water that are supplied to the building through the main connections to the electricity and water networks to which the units in the “building” are connected to, and since the Management Company will pay for the consumption of electricity and water in the whole building then and for the sake of removing any doubt it is hereby clarified and agreed that the usage costs of the electricity and water in the building that are not paid separately by the residents in the building will be included in the Management Company’s expenses.

8.7	For the sake of preventing any doubt it is hereby clarified and agreed that the Management Company’s expenses will also include the following expenses:
a.	Rates and other taxes which the Management Company assumes for the communal facilities and/or communal areas of the “building” and/or the “project”.

b.	Reasonable and acceptable financing expenses.

c.	Costs of claims that are filed against the Management Company and/or by it including legal expenses.

d.	Compensation, fines etc., imposed upon the Management Company and/or that it are charged including settlement arrangements.

e.	Collection costs of management fees.

f.	Accounting, administrative expenses and auditing, legal consults.

g.	Treating and/or cleaning the external walls and/or windows of the building.

h.	Depreciation on the communal facilities and/or communal areas.
The depreciation amounts (hereinafter – “The Depreciation Fund”) will be considered as a deposit to be held by the Management Company in a separate account and will serve for additions, renewals, replacements etc. of items and communal facilities and/or communal areas.

( — )	( — )
Mellanox Technologies Ltd	Sha’ar Yokneam
P.O. Box 86 Yokneam 20692	Limited Partnership
Tel: 04-9593244, Fax: 04-9593245

8.8	The Management Company will prepare at the beginning of each fiscal year an estimated budget of Management Company expenses for that year and management fees for that year will be determined and paid pursuant to that budget. If it is clarified that during the course of that year the Management Company expenses exceed the estimated budget the estimated budget will be revised accordingly and the management fees will also be revised accordingly.

The Management Company will inform the “Tenant” in writing of the amount of management fees it is to pay on the basis of the new estimated budget and any revision or change applicable to the management fees.

Additionally it is hereby clarified and agreed that subject to the provisions of Section 22(e) of the “lease contract” the deposit on account of the payment of the new management fees per every 1 square meter of the “premises” will not exceed during the first 2 (Two) years of the “lease period” a monthly sum in NIS equal to a sum of $2.75 (Two Dollars and Seventy Five Cents) in addition to VAT prescribed by law, and in addition to all the expenses that are applicable to the consumption of electricity for the air-conditioning system that is operable in the premises and/or connected thereto.

However, it is hereby clarified and agreed that the final calculation of the management fees will be done in accordance with the provisions of this contract.

8.9	At the end of 6 (six) months to be counted from the date of the end of each relevant calendar year, an exact account will be executed of all the Management Company’s expenses and the “Tenant” will be issued a report of its activities in the calendar year just ended. If it is clarified that the “Tenant” paid more than its share of the management fees that it should have paid for that year the surplus will be credited to the “Tenant” on account of the management fees the Tenant has to pay in the following year. If it is clarified that the “Tenant” did not pay sufficient management fees that it should have paid during that year then the “Tenant” will pay the balance to the Management Company immediately following receipt of a notice thereof from the Management Company.

If on the date the foregoing annual accounting is executed it is apparent that the leasing of the premises by the Tenant has come to an end in accordance with the terms of the “lease contract” then the Management Company will, within 30 additional days return the full proportionate balance to the Tenant owing to it.

8.10	Such management fees will be determined in dollars and will be paid in NIS in accordance with the representative rate in NIS of the US Dollar as published by the Bank of Israel prior to the actual payment date to the Management Company.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

8.11	The management fees will be paid by the Tenant to the Management Company at the beginning of each calendar quarter, i.e. on the 1st of January, 1st of April, 1st of July and 1st of October of each calendar year, in advance for the relevant calendar quarter.

8.12	Without derogating from or prejudicing the aforesaid, the Tenant will deposit with the Management Company, upon signing this contract, a sum equal to three months management fees that will be deducted and offset from the management fees of the first quarter of the “lease period”.

8.13	Such management fees do not include VAT that applies to the Tenant and will be paid by it in full and in accordance with the VAT rate applicable and/or to become applicable from time to time as prescribed by law and this – on the date of making each and every payment of management fees.

8.14	The Tenant will pay the management fees by the manner and way set forth in Appendix A to this contract.

8.15	For the sake of preventing any doubt it is hereby explicitly clarified and agreed that the Tenant will pay the management fees for the duration of the entire “lease period” and the period during which this contract is in effect, even if it does not use the premises and also if it vacates the premises prior to the end of the “lease period” and in the event that the “option” is exercised subject-matter of the “lease contract” by the Tenant – then also prior to the end of the “extended lease period”, all pursuant to the matter at hand, and this – for any reason, including but not limited to the event that the Tenant is not successful in obtaining the permits and/or licenses to conduct its business from within the premises.

In the event that the “lease period” is extended in accordance with the terms of the “lease contract”, then the validity of this contract will be extended for the same period of time.

8.16	It is hereby agreed that non-payment by the Tenant of the full management fees and/or VAT thereon within 7 (seven) days from the relevant date determined for payment thereof –will constitute and be considered a material breach of this contract by the Tenant.
9.	Use Of The Electricity And Water In The Premises
9.1	The “Tenant” hereby undertakes to pay, directly to the Landlord, all the payments in relation to the use and consumption of electricity within the “premises” pursuant to the consumption thereof which will be measured by an electricity meter in the premises multiplied by the Electricity Company’s low voltage tariffs as applicable from time to time.

However, it is hereby clarified and agreed that the aforesaid in this sub-section will not apply if the premises are directly hooked by the Electricity company to

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

the national electricity network, a “consumer contract” is signed between the Tenant and the Electricity Company and the Tenants pays in full, by the specified date, and in an orderly fashion all the electricity charges applicable to the use of electricity in the premises in accordance with the meter reading to be installed in the premises by the Electricity Company but at the Tenant’s exclusive and full expense.

9.2	If a water meter is installed in the “premises”, the “Tenant” will pay the Management Company in consideration of the use and consumption of water in the “premises” pursuant to the consumption that is measured by that meter whereby it will be multiplied by the prices that the Management Company is charged for them and on the dates the Management Company must pay in consideration of the water that is supplied to the building.

However, it is hereby clarified and agreed that if the local authority supplies the water directly to the premises in accordance with a water meter to be installed in the premises by it but at the “Tenant’s” complete and absolute expense – then the Tenant will pay on the stipulated dates the full charge for water in relation to the use of water in the premises in accordance with the invoices issued to it by the local authority.

9.3	The Management Company will furnish the “Tenant” with invoices for the use and consumption of electricity and/or water in the “premises” and/or the communal property of the “building”, all pursuant to the matter at hand, and the “Tenant” undertakes to pay these invoices on the dates stipulated thereon and including the full VAT included therein.

9.4	The “Tenant” hereby declares and confirms that it was told that since the supply of electricity and/or water to the units in the building are done via the main hookup to the building and from the building to the units, incorrect operation and/or misuse of the devices and/or equipment and/or facilities in the “premises” (hereinafter – “The Facilities”) and/or incorrect treatment of the electricity and/or water network in the “premises” or outside it may cause breakdowns and/or malfunctions of the electricity and/or water network and the supply of electricity and/or water to the building and/or the other units in the building and therefore it undertakes, inter alia that:
a.	The facilities in the “premises” will be in accordance with the standards and in accordance with the Management Company’s approval.

b.	The “Tenant” will use, handle and maintain the facilities, equipment, devices, tools and such like in the “premises” regularly and properly in such a manner that does not affect the electricity and/or water supply systems in the “building” and in the “premises”.

c.	The “Tenant” will not treat the electricity and/or water systems in the “premises” and/or outside the “premises” without advance coordination

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

and without first obtaining written approval in advance from the Management Company.

d.	The representatives of the Management Company will be entitled, at any time, to execute inspections in the “premises” in order to inspect the performance and adherence to the aforesaid. These inspections will be coordinated in advance insofar as possible with the Tenant.

e.	The representatives of the Management Company will be entitled, at any time, to execute inspections in the “premises” in order to inspect the electricity and/or water systems in the “premises” and/or to perform maintenance work thereof and/or to carryout repairs in connection with the electricity and/or water systems in the “building”.

These inspections will be coordinated in advance, insofar as possible, with the Tenant.

f.	The “Tenant” will abide by all the Management Company’s directives in connection with the use of the facilities in the “premises” and/or in connection with the maintenance and treating of the electricity and/or water systems in the “premises”.

g.	It is hereby clarified and agreed that the Management Company will be entitled to disconnect the electricity and/or water to the “premises” after giving advance notice thereof in order to carryout maintenance work and treating the electricity and/or water systems in the “building.
9.5	The “Tenant” will pay the Management Company in consideration of the electricity in connection with operating the air-conditioning in the “premises” separately, pursuant to an invoice issued to it by the Management Company on the date stipulated in the invoice including VAT included in the invoice.

9.6	The “Tenant” hereby declares and confirms that it was told and it is aware of the fact that the supply of electricity and/or water to the “premises” will be conducted as above and that such a supply is dependent upon the supply of electricity and/or water to the entire building and that it will have no claims and/or assertions against the Management Company for stoppages and/or disruptions and/or faults in the supply of electricity and/or water to the “premises” and that it releases it of any liability for the above and wholly and irrevocably waives any such claim.

9.7	It is hereby clarified and agreed that if the “Tenant” does not pay the entire rent in a timely manner in accordance with the “lease contract” and/or the full payments associated with the use and consumption of electricity and/or water in the “premises” and the delay exceeds 10 (ten) days the Management Company will be entitled and may disconnect the electricity and/or water connection pursuant to the matter at hand, to the “premises” and reconnect it

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

only after full payment of the debt and the expenses of reconnection will apply and be paid in full by the “Tenant”.

It is hereby agreed that the Management Company will not disconnect the electricity from the “premises” prior to giving the Tenant written notice thereof at least 10 (ten) days in advance.

9.8	Without derogating or prejudicing the above it is hereby clarified and agreed that payment for the electricity and/or water is deemed the same as payment of the management fees and non-payment of the electricity and/or water in a timely manner and a delay exceeding 10 (ten) days will constitute and be considered a “material breach” of this contract by the “Tenant”.
10.	The Management Company’s Liability
10.1	It is hereby clarified and agreed that the Management Company will not assume any liability for any damage and/or malfunction and/or loss and/or expense sustained by the Tenant as a result of managing, operating and maintaining the building and/or communal areas and/or communal facilities and/or as a result of rendering the services and/or as a result of a defect and/or deficiency and/or malfunction and/or stoppage in the operation of the communal facilities and the “Tenant” releases it of any such liability and waives any such claim against it.

10.2	The Management Company will not be considered a salaried “guard” and/or “free guard” pursuant to the Guards Law 5727-1967 and/or as a “borrower” pursuant to the Rent and Borrowing Law 5731-1971 nor will it assume any liability for the loss and/or damage caused to the “communal facilities” and/or the “communal areas”.

10.3	It is hereby clarified and agreed that under no circumstances will the Management Company be liable for the prevention of profit and/or indirect damage and/or consequential damage sustained by the “Tenant” due to and/or as a result of a breach of this contract by the Management Company and it releases it from and waives any such damage.

10.4	Without derogating from the generality of the aforesaid it is hereby clarified and agreed that the “owners” and/or “Management Company” will not be liable by any means for damage, loss, destruction, expense and/or payment, whether directly or indirectly or consequential sustained by the “Tenant” and/or anyone on its behalf and/or among the tenants and/or occupiers and/or users of the units in the “building” and/or anyone on their behalf and which derive, directly and/or indirectly from a disrepair and/or malfunction and/or mechanical breakage and/or wear and tear and/or any hitches with the electricity systems and/or electrical facilities and/or the water system and/or water facilities of the “building” and/or as a result of non-supply of electricity and/or water to the “building” for any reason whether due to reasons connected to the “owners” and/or the Management Company and the “Tenant” or for reasons that are

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

connected to third parties including but not limited to the national “Electricity Company”.

Additionally, the Tenant hereby completely and wholly, finally and irrevocably releases the “owners” and/or the Management Company of any liability for any damage, loss, destruction, expenses and payment as specified above in this sub-section and which are sustained to it and/or on its behalf due to and/or in connection with no supply of electricity and/or water to the “premises” for any reasons as defined in the “lease contract”.

For the sake of removing any doubt it is hereby emphasized and agreed that the “Tenant” and all those acting on its behalf and/or as its agents will not have any claims and/or assertions and/or demands whatsoever of any type and kind and without any exceptions against the “owners” and/or against the Management Company and/or against anyone on their behalf for and/or in connection with the non-supply of electricity and/or water for any reason to the “premises” as defined in the “lease contract”.

10.5	It is hereby agreed that all the expenses, without any exceptions, associated with the repair of malfunctions, disrepairs, hitches, repair and/or replacement of the water, electricity, air-conditioning, security, smoke and fire detector and extinguisher systems and their facilities in the “building”, in whole and/or in part, including but not limited to as a result of wear and tear and/or as a result of a mechanical breakdown as well as expenses for ongoing maintenance, renewal of all these systems and facilities and such like expenses associated with the systems in the “building” and the equipment and facilities associated thereto and/or ancillary thereto will be considered for all senses and purposes as the Management Company’s expenses for the purpose of managing the “building”.
11.	Accounting
11.1	The Management Company will manage the accounts pursuant to acceptable accounting practices insofar as management, operation and maintenance of the “building”, “communal areas”, “communal facilities” and rendering the services are concerned. The Management Company’s annual expenses reports will be audited by the Management Company’s accountant.

11.2	The “Tenant” will be entitled to receive, at its request, the foregoing annual expenses reports from the Management Company.

11.3	It is hereby agreed that the Management Company’s books will be binding upon the parties and the content thereof will be considered proof of their correctness including with respect to the “Tenant’s” debts to the Management Company.

11.4	A notice from the Management Company of a “Tenant’s” debt to the Management Company whereupon it is affirmed by the Management

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

Company’s accountant will constitute prima facie evidence of the debt contained in the foregoing notice.

11.5	A breach of this Section 11 and/or a breach of any of its sub-section will be considered a material breach of this contract.
12.	Contract Period
12.1	This contract will be valid so long as the Tenant leases the “premises” or any part thereof pursuant to the terms and provisions of the “lease contract” attached as Appendix B to this contract and this – both during the “lease period” as defined in the “lease contract” and also during the entire “extended lease period” if in fact the foregoing “lease period” is extended or shortened by the manner and terms specified in the “lease contract”.

12.2	It is hereby clarified and agreed that the Management Company will be entitled to terminate the management of the building and/or management of the “communal areas” and/or “communal facilities” and/or rendering the “services” by giving notice thereof to the Tenant at least 90 days in advance. In such an instance the Landlord undertakes that the “services” will be given by it and/or by a third party on its behalf to a similar standard as given by the “Management Company”.
13.	Prohibition Against The Transfer And/Or Assignment Of Rights By The Tenant
The “Tenant” is not entitled and may not transfer and/or assign to another/others this contract and/or the rights and/or undertakings under this contract unless it obtains approval to do so in advance and in writing from the Landlord.
It is hereby clarified and agreed that the Landlord does not have to give such consent to the Tenant unless in instances whereby the Tenant is permitted to lease by a sub-lease the premises in accordance with the provisions in the “lease contract”.
14.	Transfer Of Rights By The Management Company
The Management Company is entitled and may transfer and/or assign to another/others this contract and/or the rights and/or undertakings under this contract provided that the Transferee assumes the performance of this contract.
15.	Rescission Of The Contract By The Landlord
The Management Company will be entitled and may rescind this contract upon the occurrence of one or more of the following instances:
15.1	The “Tenant” materially breaches this contract whether this breach is considered a material breach pursuant to the definition in this contract or whether the breach is defined as a material breach by virtue of the law.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

15.2	The “Tenant” materially breaches the “lease contract” whether this breach is considered a material breach pursuant to the “lease contract” or whether it is considered as such a breach by law, and in the event that the “lease contract” is duly rescinded for any reason.

15.3	An attachment order was rendered against the “Tenant” and/or a permanent or temporary receiver was appointed to the “Tenant” and was not cancelled within 60 days.

15.4	An application to dissolve the “Tenant” and/or bankruptcy application was filed, pursuant to the matter at hand, and was not cancelled within 60 days.

15.5	The “Tenant” received a decision to dissolve it and/or filed an application for dissolution and/or bankruptcy pursuant to the matter at hand.

15.6	An application for a creditor’s settlement was filed against the “Tenant” and/or it filed such an application.

15.7	A pre-liquidator and/or a temporary pre-liquidator and/or an operative liquidator and/or permanent liquidator was appointed to the “Tenant” and such an appointment was not cancelled within 60 days.

15.8	The foregoing in this section does not prejudice nor derogate from any relief or remedy available to the “Landlord” by law and/or pursuant to the “lease contract” but rather adds to them.
16.	Arbitration
16.1	In any instance that a dispute and/or differences of opinion arises between the parties with respect to any matter pertaining to the execution and/or validity and/or breach and/or performance and/or interpretation of this contract the parties will remit the disputes and/or differences of opinion to an arbitrator to be appointed consensually to rule upon the matter within seven (7) days by the parties and if the agreed upon arbitrator refuses or cannot fulfill its role or in the event that the parties cannot mutually agree upon the identity of the arbitrator then an arbitrator will be appointed within ten days by the chairperson of the Israel Bar Association pursuant to a referral by one of the parties (hereinafter – “The Arbitrator”).

16.2	The arbitrator will serve as a single arbitrator and his decision will be final.

16.3	The provisions in this Section 16 is the same as an arbitration agreement between the parties and the provisions of the addendums to the Arbitration Law, 5728-1968 will apply to an arbitration proceeding subject-matter of this contract as well as upon the arbitrator.

16.4	It is hereby agreed that the arbitrator’s powers will be explicitly subjected to the provisions of this contract and that the arbitrator may grant interim orders

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

and other interim remedies and he will be bound and subjected to the substantive law but not to the evidentiary laws and procedural laws.

16.5	If and insofar as there are parallel and/or similar disputes between the Management Company and the “Tenant” and/or between the additional tenants of the units in the “building”, these disputes will be remitted to the arbitrator and the arbitrator may, in order to shorten and simplify the proceedings, adjoin and consolidate the similar and/or parallel disputes and hear them concurrently.

16.6	A referral to the arbitrator or pending arbitration proceedings does not delay and/or defer making any payment which the “Tenant” owes pursuant to the provisions of this agreement, and a condition precedent to holding such arbitration proceedings is early payment of all the Tenant’s debts to the Management Company pursuant to the terms of this contract.
17.	Miscellaneous
17.1	In any event that the Tenant does not make any payment applicable to it pursuant to this contract or by virtue of any law and/or does not fulfill any one of its obligations under this contract then the Management Company will be entitled (but not obligated) in addition to and without prejudicing its rights and powers under this contract and by law to pay and perform what the Tenant should have done and the Tenant undertakes to reimburse and pay the Management Company immediately upon its first demand to do so and against it producing a duly executed tax invoice any payment and any expense the Management Company incurred in connection thereto in addition to interest from the date of payment and until actual reimbursement to the Management Company.

17.2	In the event that a sanction or penalty is imposed upon the Management Company and/or it is obligated to pay a payment due to non-fulfillment and/or breach by the Tenant of the provisions in this contract and/or in any law, the Tenant undertakes to indemnify and compensate the Management Company as a result thereof and to reimburse and pay the Management Company any amount it is obligated to pay in addition to interest from the date of payment and until actual reimbursement to the Management Company as well as to compensate the Management Company for any damage or loss it sustains as a result thereof.

The foregoing in this section will apply mutatis mutandis pursuant to the matter at hand if a penalty is imposed upon the Tenant as a result of a breach of this agreement by the Management Company.

17.3	“Interest” from the date a payment should have been paid and until actual payment in full to the “Management Company” will be added to each amount including management fees and VAT that is not paid in a timely manner.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

17.4	The Tenant will pay valued added tax applicable to each of the payments it is to pay to the Management Company under this contract including on the interest.

17.5	Stamp duty on this contract will apply to the Tenant and be paid in full by the Tenant.
18.	Securities
The Tenant will give the Management Company the securities specified in Appendix A to this contract.
19.	Liability for Defective Construction
The Management Company hereby undertakes that defects in the “Hermon Building” originating from negligent construction and/or as a result of use of unsuitable materials while constructing the “Hermon Building” will be repaired during the inspection period of the “Hermon Building” by the Landlord and/or by its contractors and suppliers without charging the Management Company for these expenses.
20.	Notices and Addresses
Notices in connection with this contract will only be submitted in writing and delivered to the addresses specified below by hand delivery or by facsimile transmittal or by registered mail.
A notice that is hand delivered will be considered received immediately upon delivery thereof to the Tenant’s authorized representative or the Management Company’s authorized representative pursuant to the matter at hand. A notice that is sent by facsimile will be considered received on the first business day following transmittal thereof. A notice sent by registered mail will be considered delivered to the recipient following three business days of it being delivered to a regular post office in Israel to be dispatched.
The parties’ addresses for the purpose of this contract are:

The Management Company:	Sha’ar Yokneam,
Registered Limited Partnership in care of:
The Sha’ar Hacarmel Company,
Sha’ar Hacarmel Complex, Tirat Hacarmel.

The Tenant:	Pursuant to its address specified in the preamble to this contract and from the date of delivery of possession of the premises to the Tenant also the address of the premises.
Each party is entitled to change its address by giving advance notice thereof, in writing, to the other party.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

In Witness Hereof The Parties Have Hereto Set Their Hands:

Sha’ar Yokneam	Mellanox Technologies Ltd
Limited Partnership	P.O. Box 86 Yokneam 20692
( — )	Tel: 04-9593244, Fax: 04-9593245
The Management Company:	( — )

Sha’ar Yokneam	The Tenant:
Registered Limited Partnership	Mellanox Technologies Ltd.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

APPENDIX A
To the management contract that was executed and signed in Yokne’am on the 9th day of the month of May 2001
BY:
Sha’ar Yokne’am, Registered Limited Partnership
(Partnership No. 55-001466-6)
Through its managers, Mr. Ze’ev Sivan (I.D. 000685974) and Yitzchak Reich (I.D. 127198) who are authorized to sign and bind the partnership whose address for the purpose of this contract is the “Sha’ar Hacarmel” Complex, No. 5 Nachum Chat Street, Tirat-Carmel
And which will be referred to below for abbreviation purposes as “The Landlord” and/or “The Management Company”
On the One Part
AND BETWEEN:
Mellanox Technologies Ltd.
Registered Company No. 51-276328-5
Through Mr. Eyal Waldman (I.D. 56429095) who is authorized to sign and bind the Company whose address for the purpose of this contract is the “Tabor” Building, Sha’ar Yokneam, Yokneam, who will be referred to below for abbreviation purposes as “The Tenant”)
On the Second Part
1.	General

The phrases in this appendix will assume the same meaning given to them in the management contract (hereinafter – “The Contract”) unless determined otherwise in this appendix or the context at hand compels otherwise.

2.	The Premises

Appendix A-1 description of the premises: an area of 4,006 square meters (gross) located on the *18.88 and *22.72 levels (floors 4 and 5) of the “Hermon Building” and constituting the “premises” as defined in the “lease contract” attached as Appendix B to this “contract”.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

3.	The Area Of The Building For The Purpose Of Calculating Management Fees

The area of the building for the purpose of calculating management fees is 15,101.20 square meters.

4.	Management Fees
4.1	It is hereby clarified and agreed that the management fees which the Tenant is to pay the Landlord in return for leasing the premises for a period commencing on 1.1.2002 and ending on 31.12.2003 will be determined based on an estimated budget to be prepared from time to time by the Management Company or will be calculated pursuant to a monthly sum in NIS equal to a monthly sum of $2.75 (Two Dollars and Seventy Five Cents) per 1 square meter of the area in the “premises” in addition to VAT prescribed by law and in addition to the all the costs that apply for the consumption of electricity that is necessary to operate the air-conditioning systems to be installed in the premises and/or to be connected thereto, based on the lower of these two relevant calculations. The maintenance fee, in its entirety, will be paid in NIS in accordance with the representative rate in NIS of the US Dollar as applicable upon actual payment to the Management Company. The final calculation of the management fees will be done in accordance with the provisions in the “contract”.

4.2	It is hereby agreed that that the management fees which the Tenant must pay to the Management Company for leasing the premises commencing from the end of the period specified in Section 4.1 above and onwards, i.e. – commencing from 1.1.2004 and onwards will be calculated in accordance with the provisions of Section 8 of the “contract”.

4.3	The Tenant will pay the management fees by means of a bank transfer to account no. in bank , branch in the Management Company’s name.

4.4	The Management Company is the entity who will actually collect the management fees but it is entitled to replace the collector at any time by giving notice thereof to the Tenant.
5.	Securities

Upon signing the management contract and as a condition precedent to delivery of possession of the “premises” to the “Tenant”, the “Tenant” will furnish the Management Company an autonomic financial bank guarantee for a sum in NIS equal to the management fees for 3 months rent which the Tenant must pay to the Landlord in accordance with the terms and provisions of this contract and of the “lease contract” attached as Appendix B to this contract (hereinafter – “The Bank Guarantee”). It is hereby agreed that the validity of the “bank guarantee”, a draft thereof, all the expenses associated with issuing it and/or extending the validity thereof and all the rest of its terms will be identical to the bank guarantees that were furnished by the

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

Tenant to the Landlord as a condition precedent to receiving possession of the premises in accordance with the terms and provisions of the “lease contract” attached as Appendix B to this contract.

6.	The Tenant’s Address
6.1	Until occupying the premises: according to its address specified in the preamble to this contract.

6.2	After occupying the premises: pursuant to the address of the premises.
7.	Air-Conditioning – Special Services

If the Tenant requests to operate the air-conditioning system in the premises beyond the regular hours of operation of the central air-conditioning system in the building and if the Management Company can affirmatively respond to this request by the Tenant, then the Tenant will have to pay the Management Company all the additional expenses, without any exceptions, associated thereto, including but not limited to additional management expenses required of the Management Company that will also be calculated based on the 15% + Cost method and all this – in addition to VAT prescribed by law, and in accordance with the details of the invoices issued to the Tenant in respect thereof by the Management Company.

The Tenant will be released from paying for the foregoing special services if it does not require them.
8.	Miscellaneous

In Witness Hereof The Parties Have Hereto Set Their Hands:

Mellanox Technologies Ltd
Sha’ar Yokneam	P.O. Box 86 Yokneam 20692
Limited Partnership	Tel: 04-9593244, Fax: 04-9593245
( — )	( — )

The Management Company:	The Tenant:
Sha’ar Yokneam	Mellanox Technologies Ltd.
Registered Limited Partnership

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

APPENDIX I
SIGNPOST APPENDIX
1.	General:

The signpost plans and designs of all the signs will be determined by the architect or signs consultant on the Landlord’s behalf. Any deviation from the approved plans requires approval in advance and in writing from the Landlord.

2.	Itemization of the Signs:
2.1	Signs In The Entrance Lobby

A central signpost will be installed in the entrance to the main lobby of the entrance level. Each tenant will be allotted an area for a sign pursuant to the architect’s plans.

2.2	Signs In The Lobbies Of The Floors

Signs will be installed in the lobbies of each floor whereby each tenant will be allotted an area for a sign in accordance with the plan and the secured area on the floor.

2.3	Directional Signs

Directional signs will be installed in an area of each floor, in the emergency stairwell and the public lavatories, as well as in the secured areas on each floor.

2.4	Signs Outside The Main Entrance

A directional and identification sign will be installed for all the tenants whereby access to such tenants is through the lobby located nearest the relevant sign.

2.5	Directional Signs For The Parking Lots

In the areas of the parking lots and access ways to the parking lots signposting facilities will be installed for identification and directions pursuant to the plans approved by the safety consultant and architect.
3.	Signpost Expenses

To the exception of the cost of installing the main sign in the main entrance lobby of the entrance level each tenant will assume the expenses of installing any signs bearing the tenant’s name.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

Installation of the signs will be done by the Landlord but the Tenant hereby undertakes to pay the Landlord the full expenses associated thereto immediately upon receiving the Landlord’s invoice.
4.	External Signs On The Front Of The Building

The installation of any external signs on the external walls of the “Hermon Building” will be done upon coordinating such installation in advance with the Landlord and pursuant to the signposting plans and designs determined by the architect or the signposting consultant on the Landlord’s behalf.
5.	Rights To Signs And Advertising

It is hereby emphasized and clarified that all signpost rights and advertising belonging to the “Hermon Building” including but not limited to the right to install signs on the roof of the “Hermon Building” and/or the external walls of the building – belong solely to the Landlord. The Landlord will be entitled and may use these rights as it deems fit pursuant to its exclusive and absolute discretion, including but not limited to leasing signs and/or advertising space to third parties.
In Witness Hereof The Parties Have Hereto Set Their Hands:

Mellanox Technologies Ltd
Sha’ar Yokneam	P.O. Box 86 Yokneam 20692
Limited Partnership	Tel: 04-9593244, Fax: 04-9593245
( — )	( — )

The Management Company:	The Tenant:
Sha’ar Yokneam	Mellanox Technologies Ltd.
Registered Limited Partnership

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

PROMISSORY NOTE
NO. 1
Shekels
Executed and signed in Tel-Aviv on this 14th day of the month of December, 2000
I/we the undersigned undertake to pay Y.D. Real Estate Company Ltd. a sum of 87,066NIS (Eighty Seven Thousand and Sixty Six NIS)
The consideration: Rent + management fees + VAT at a rate of 17%.

Payment venue:	Bank Hapoalim Branch 722 Account No. 398395
Payment Date:	1st day of the month of February in the year 2001
The amount stipulated in this note will be linked to the consumer prices index (including fruits and vegetables) by such a manner that if on the payment date of this note the new index is higher than the basic index, this note will be paid whereby it will be increased proportionate to the increase in the rate of the new index as opposed to the basic index.
“The Basic Index”:
Means the last consumer prices index (included fruits and vegetables) for the month of 5/00 (106.7 points) that was published by the Central Statistics Bureau on 15th June 2000.
“The New Index”:
Means the last consumer prices index (including fruits and vegetables) that was published from time to time by the Central Statistics Bureau prior to the date determined in this note to make the payment which the person who executed the note undertook to pay. If the basic index is replaced or if the method of calculating the index or execution thereof is substituted or if it is published by another entity instead of the Central Statistics Bureau the beneficiary will calculate the index for the purpose of this section taking the foregoing changes into account.
In any event that the note is not paid on the payment date and the note is submitted to the collection office and/or a claim hereunder is filed – pursuant to the matter at hand – the new index will be the index known on the date the proceedings are opened. The holder of this note is released of any duties imposed upon a holder of a note including but not limited to presenting it for payment, protest, non-payment notice.

			Mellanox Technologies Ltd
			P.O. Box 86 Yokneam 20692
			Tel: 04-9593244, Fax: 04-9593245
Mellanox Technologies Ltd.	P.O. Box 86 Yokneam 20692	512763285	(—)
Name	Address	P.C./ID	Name of the person executing the note

PROMISSORY NOTE
NO. 2
Shekels
Executed and signed in Tel-Aviv on this 14th day of the month of December, 2000
I/we the undersigned undertake to pay Y.D. Real Estate Company Ltd. a sum of 87,066NIS (Eighty Seven Thousand and Sixty Six NIS)
The consideration: Rent + management fees + VAT at a rate of 17%.

Payment venue:	Bank Hapoalim Branch 722 Account No. 398395
Payment Date:	1st day of the month of May in the year 2001
The amount stipulated in this note will be linked to the consumer prices index (including fruits and vegetables) by such a manner that if on the payment date of this note the new index is higher than the basic index, this note will be paid whereby it will be increased proportionate to the increase in the rate of the new index as opposed to the basic index.
“The Basic Index”:
Means the last consumer prices index (included fruits and vegetables) for the month of 5/00 (106.7 points) that was published by the Central Statistics Bureau on 15th June 2000.
“The New Index”:
Means the last consumer prices index (including fruits and vegetables) that was published from time to time by the Central Statistics Bureau prior to the date determined in this note to make the payment which the person who executed the note undertook to pay. If the basic index is replaced or if the method of calculating the index or execution thereof is substituted or if it is published by another entity instead of the Central Statistics Bureau the beneficiary will calculate the index for the purpose of this section taking the foregoing changes into account.
In any event that the note is not paid on the payment date and the note is submitted to the collection office and/or a claim hereunder is filed – pursuant to the matter at hand – the new index will be the index known on the date the proceedings are opened. The holder of this note is released of any duties imposed upon a holder of a note including but not limited to presenting it for payment, protest, non-payment notice.

			Mellanox Technologies Ltd
			P.O. Box 86 Yokneam 20692
			Tel: 04-9593244, Fax: 04-9593245
Mellanox Technologies Ltd.	P.O. Box 86 Yokneam 20692	512763285	(—)
Name	Address	P.C./ID	Name of the person executing the note

14TH November 2000
Our Ref: Yokn 2038
          Logo
SHAAR YOKNEAM
LIMITED PARTNERSHIP
To Mani/Liora
Mellanox Technologies Ltd.
Attn: Udi Katz
Dear Udi,
Re: Bank Guarantee
1.	The validity of the bank guarantee that was remitted to us pursuant to the provisions of Section 6 of the lease contract dated 24.06.1999 expired on 30.06.2000.

2.	We request that you renew the guarantee as required in accordance with the current rent and management fees (see calculation of the charge that was submitted to you for the 10-12/00 quarter).

100,609NIS (rent) 16,097NIS (management fees) 116,706NIS (Quarterly total)
Pursuant to Section 26 – the guarantee is for a period of 9 months 116,706 x 3 = 350,118NIS
Total amount of the guarantee: 1.17 x 350,118 = 409,638NIS
Sincerely,
(—)
Sarig Benjamin

Rent: 5th floor + 6 1/2 — Tel-Aviv	340m2 + 50m2
Shekels
Executed and signed in Tel-Aviv on this 31st day of the month of July, 2001
I/we the undersigned undertake to pay Y.D. Real Estate Company Ltd. a sum of 87,066NIS (Eighty Seven Thousand and Sixty Six NIS)
The consideration: Rent + management fees + VAT at a rate of 17%.

Payment venue:	Bank Hapoalim Branch 722 Account No. 398395
Payment Date:	1st day of the month of November in the year 2001
The amount stipulated in this note will be linked to the consumer prices index (including fruits and vegetables) by such a manner that if on the payment date of this note the new index is higher than the basic index, this note will be paid whereby it will be increased proportionate to the increase in the rate of the new index as opposed to the basic index.
“The Basic Index”:
Means the last consumer prices index (included fruits and vegetables) for the month of 5/00 (106.7 points) that was published by the Central Statistics Bureau on 15th June 2000.
“The New Index”:
Means the last consumer prices index (including fruits and vegetables) that was published from time to time by the Central Statistics Bureau prior to the date determined in this note to make the payment which the person who executed the note undertook to pay. If the basic index is replaced or if the method of calculating the index or execution thereof is substituted or if it is published by another entity instead of the Central Statistics Bureau the beneficiary will calculate the index for the purpose of this section taking the foregoing changes into account.
In any event that the note is not paid on the payment date and the note is submitted to the collection office and/or a claim hereunder is filed – pursuant to the matter at hand – the new index will be the index known on the date the proceedings are opened. The holder of this note is released of any duties imposed upon a holder of a note including but not limited to presenting it for payment, protest, non-payment notice.

			Mellanox Technologies Ltd
			P.O. Box 86 Yokneam 20692
			Tel: 04-9593244, Fax: 04-9593245
Mellanox Technologies Ltd.	P.O. Box 86 Yokneam 20692	512763285	(—)
Name	Address	P.C./ID	Name of the person executing the note

Shekels
Executed and signed in Tel-Aviv on this 31st day of the month of July, 2001
I/we the undersigned undertake to pay Y.D. Real Estate Company Ltd. a sum of 87,066NIS (Eighty Seven Thousand and Sixty Six NIS)
The consideration: Rent + management fees + VAT at a rate of 17%.

Payment venue:	Bank Hapoalim Branch 722 Account No. 398395
Payment Date:	1st day of the month of February in the year 2002
The amount stipulated in this note will be linked to the consumer prices index (including fruits and vegetables) by such a manner that if on the payment date of this note the new index is higher than the basic index, this note will be paid whereby it will be increased proportionate to the increase in the rate of the new index as opposed to the basic index.
“The Basic Index”:
Means the last consumer prices index (included fruits and vegetables) for the month of 5/00 (106.7 points) that was published by the Central Statistics Bureau on 15th June 2000.
“The New Index”:
Means the last consumer prices index (including fruits and vegetables) that was published from time to time by the Central Statistics Bureau prior to the date determined in this note to make the payment which the person who executed the note undertook to pay. If the basic index is replaced or if the method of calculating the index or execution thereof is substituted or if it is published by another entity instead of the Central Statistics Bureau the beneficiary will calculate the index for the purpose of this section taking the foregoing changes into account.
In any event that the note is not paid on the payment date and the note is submitted to the collection office and/or a claim hereunder is filed – pursuant to the matter at hand – the new index will be the index known on the date the proceedings are opened. The holder of this note is released of any duties imposed upon a holder of a note including but not limited to presenting it for payment, protest, non-payment notice.

			Mellanox Technologies Ltd
			P.O. Box 86 Yokneam 20692
			Tel: 04-9593244, Fax: 04-9593245
Mellanox Technologies Ltd.	P.O. Box 86 Yokneam 20692	512763285	(—)
Name	Address	P.C./ID	Name of the person executing the note

Shekels
Executed and signed in Tel-Aviv on this 31st day of the month of July, 2001
I/we the undersigned undertake to pay Y.D. Real Estate Company Ltd. a sum of 87,066NIS (Eighty Seven Thousand and Sixty Six NIS)
The consideration: Rent + management fees + VAT at a rate of 17%.

Payment venue:	Bank Hapoalim Branch 722 Account No. 398395
Payment Date:	1st day of the month of May in the year 2002
The amount stipulated in this note will be linked to the consumer prices index (including fruits and vegetables) by such a manner that if on the payment date of this note the new index is higher than the basic index, this note will be paid whereby it will be increased proportionate to the increase in the rate of the new index as opposed to the basic index.
“The Basic Index”:
Means the last consumer prices index (included fruits and vegetables) for the month of 5/00 (106.7 points) that was published by the Central Statistics Bureau on 15th June 2000.
“The New Index”:
Means the last consumer prices index (including fruits and vegetables) that was published from time to time by the Central Statistics Bureau prior to the date determined in this note to make the payment which the person who executed the note undertook to pay. If the basic index is replaced or if the method of calculating the index or execution thereof is substituted or if it is published by another entity instead of the Central Statistics Bureau the beneficiary will calculate the index for the purpose of this section taking the foregoing changes into account.
In any event that the note is not paid on the payment date and the note is submitted to the collection office and/or a claim hereunder is filed – pursuant to the matter at hand – the new index will be the index known on the date the proceedings are opened. The holder of this note is released of any duties imposed upon a holder of a note including but not limited to presenting it for payment, protest, non-payment notice.

			Mellanox Technologies Ltd
			P.O. Box 86 Yokneam 20692
			Tel: 04-9593244, Fax: 04-9593245
Mellanox Technologies Ltd.	P.O. Box 86 Yokneam 20692	512763285	(—)
Name	Address	P.C./ID	Name of the person executing the note

ADDENDUM TO THE LEASE CONTRACT DATED 9.5.2001
Executed and signed in Yokneam on the 23rd day of the month of August, 2001
BY:

Sha’ar Yokne’am, Registered Limited Partnership
Partnership No. 55-001466-6
Through its managers, Mr. Ze’ev Sivan (I.D. 000685974) and Yitzchak Reich (I.D. 127198) who are authorized to sign and bind the partnership whose address for the purpose of this contract is the “Sha’ar Hacarmel” Complex, No. 5 Nachum Chat Street, Tirat Carmel And which will be referred to below for abbreviation purposes as “The Landlord”
On the One Part
AND BETWEEN:

Mellanox Technologies Ltd.
Registered Company No. 51-276328-5
Through Mr. Eyal Waldman (I.D. 56429095) who is authorized to sign and bind the Company whose address for the purpose of this contract is “Tabor” Building, Sha’ar Yokneam, Yokneam, which will be referred to below for abbreviation purposes as “The Tenant”)
On the Second Part

WHEREAS:	The Landlord is the registered owner or Leaseholder, pursuant to the matter at hand, and exclusive holder of land with an area of approximately 62,000 square meters (hereinafter – “The Land”) including complete parcels and partial parcels in Bloc 11098, with the exception of parts of parcels 21 and 82 which are not registered in the Landlord’s name and which Sultam Ltd., who sold the rights to the foregoing “Land” to the Landlord, undertook also to purchase them and transfer the ownership or leasehold rights thereof to the Landlord;

AND WHEREAS:	Among the buildings that were built and/or will be built on the “land”, the Landlord is constructing on Parcels 48, 49 and also on Lot No. 101 constituting part of Parcels 50, 79 and 80 (Partnership in Land) in Bloc 11098, a building for high-tech industries known as the “Hermon Building”;

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

AND WHEREAS:	On 9.5.2001 a lease contract was signed between the Landlord and the Tenant (hereinafter – “The Primary Contract”) a copy of which is attached hereto as Appendix A to this Addendum of the “primary contract” with respect to leasing a gross area of 4,006m2 on levels *18.88 and *22.72 (on floors 4 and 5) of the “Hermon Building” (hereinafter – “The Building” or “Hermon Building”), marked in yellow on the “building” plans attached hereto as Appendix A-1 to this Addendum to the “primary contract” and constituting an integral and material part hereof (hereinafter: “The Premises”);

AND WHEREAS:	The parties wish to amend the terms and provisions of the "primary contract” in accordance with the provisions set forth below in this Addendum to the “primary contract” (hereinafter – “The Addendum”).

AND WHEREAS:	The Tenant is interested in leasing an additional area of approximately 508m2 gross from the Landlord situated on the ground floor of level +00 of the “Hermon Building", and this pursuant to the provisions specified in this addendum to the “primary contract’.

AND WHEREAS:	In accordance with the “primary contract” as well as in accordance with this addendum to the “primary contract”, the “premises” are being leased to the Tenant by a lease that is not protected by the Tenants Protection Law (Consolidated Version) 5732-1972 (hereinafter: “The Law”),
Therefore It Is Stipulated and Agreed Between The Parties As Follows:
Preamble and Appendices
1.	The preamble to this addendum of the “primary contract” and all its appendices and all the facts specified herein constitutes a material and integral part to this addendum and will be considered as incorporated into the body of this addendum.
Changes To The Terms In The “Primary Contract"
2.	The parties hereby agree that all the terms and provisions of the “primary contract” will be amended in accordance with the provisions of this addendum below to the “primary contract”.

A breach of this section will be considered a material breach of this addendum to the “primary contract”.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

Changes And Expanding The Premises
3.	It is hereby agreed between the parties that commencing from the date of signing this contract and until the end of the lease subject-matter of this addendum to the “primary contract”, the area of the “premises” will be enlarged and expanded, as defined in the “primary contract” by an additional area of approximately 508m2 gross (constituting a net area of approximately 444.70m2) marked in red on the drawing attached hereto as Appendix A-2 of this addendum and constituting an integral and material part hereof (hereinafter – “The Additional Area”). (The premises as defined in the “primary contract” together with the “additional area” as defined above will jointly be referred to below for abbreviation purposes “The New Premises”).

It is hereby agreed between the parties that 5 (five) parking spaces located in parking lot no.1 adjacent to the “Hermon Building” will also be adjoined to the “additional area” (these parking spaces constitute an integral part of the “new premises”).

The parties hereby agree that the new premises will be marked in blue on the drawing attached hereto as Appendix A-2 to this addendum of the “primary contract”.

A breach of this section will be considered a material breach of this addendum.
Lease Period Of The “Additional Area” And Of The “New Premises”
4.	The parties hereby agree and undertake as follows:
a.	The terms and provisions of the “primary contract” relating to the lease of the “premises” as defined in the “primary contract” will apply mutatis mutandis, pursuant to the matter at hand, to the leasing of the “additional area”.

Likewise, it is hereby clarified and agreed that all the terms and provisions of the “primary contract” will apply mutatis mutandis pursuant to the matter at hand to the leasing of the “new premises”.

b.	The Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord the “additional premises” for a total period of time to include 60 (sixty) months that will start on 1.1.2002 and until 31.12.2006 (hereinafter – “The Lease Period”).

c.	The Tenant is hereby given an additional option, identical to the one referenced in Section 11(b) of the “primary contract” (hereinafter – “The Additional Option”) pursuant to which the Tenant is entitled to extend the “lease period” of the “additional area” for an additional period of time to include 60 (sixty) months starting on 1.1.2007 and ending on 31.12.2011 (hereinafter- “The Extended Lease Period”), but this – provided that the Tenant gives the Landlord, by 30.6.2006 (i.e. – at least 6 (six) months prior to the date upon which the “lease period” ends) advance written notice pursuant to which it is exercising, in full, its right in accordance with the “additional option” and is extending the “lease period” until the end of the “extended lease period”.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

d.	A breach of any sub-section of Sections 4(a) and/or 4(b) and/or 4(c) above – will be considered a material breach of this addendum to the “primary contract”.
Rent – Extent Thereof And Payment Terms And Date Of Payment
5.	The Tenant hereby undertakes to pay the Landlord rent as specified below:
a.	The Tenant hereby undertakes to pay the Landlord monthly rent for the leasing of the “additional area” during the “lease period” which will amount to a monthly sum (principal) in NIS equal to a monthly sum (principal) of $7,108 (Seven Thousand One Hundred and Eight US Dollars).

It is hereby agreed between the parties that the calculation of the monthly rent for the leasing of the “additional area” during the “lease period” will be done by multiplying an area of 508m2 by the monthly sum (principal) in NIS equal to a monthly sum (principal) of $13.50 (Thirteen Dollars and Fifty Cents) per each 1m2 of the “additional area” and it will also include monthly usage fees for the right to use the foregoing 5 (five) parking spaces adjoined to the “additional area”.

b.	If the “additional option” is exercised by the Tenant with respect to the “additional area” then the Tenant hereby undertakes to pay the Landlord monthly rent (principal) for the leasing of the “additional areas” during the “extended lease period” which will amount to a monthly sum (principal) in NIS equal to a monthly sum (principal) to $7,819 (Seven Thousand, Eight Hundred and Nineteen US Dollars).

It is hereby agreed that the calculation of the monthly rent for the leasing of the “additional area” during the “extended lease period” will be done by multiplying an area of 508m2 by the monthly sum (principal) in NIS equal to a monthly sum (principal) of $14.85 (Fourteen Dollars and Eighty Fifty Cents) per each 1m2 of the “additional area” and it will also include monthly usage fees for the right to use the foregoing 5 (five) parking spaces adjoined to the “additional area”.

c.	It is agreed between the parties that all the rent which the Tenant must pay to the Landlord in accordance with the terms and provisions of this addendum to the “primary contract” will be linked in its entirety to an increase that applies to the U.S. CPI Index as defined in the “primary contract” and all this – by the manner and terms set forth in the “primary contract”.

To prevent any doubts it is hereby agreed and emphasized that VAT prescribed by law will be added to each and every rent payment at the rate applicable on the date of actual payment in full to the Landlord of each and every payment on account of the rent which the Tenant must pay to the Landlord in

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

accordance with the terms and provisions of the addendum to the “primary contract”.
d.	The full rent which the Tenant must pay to the Landlord for leasing the “additional area” during the “lease period” and if the Tenant exercises the “additional option” then also for the lease of the “additional area” during the “extended lease period” and all – in accordance with the terms and provisions of this addendum to the “primary contract” will be paid by the Tenant to the Landlord for all the relevant lease period in tri-monthly consecutive and continuous payments each time in order to pay the full rent, for 3 (three) additional months of rent in advance, all pursuant to the matter at hand.

The first payment to be paid in full and in advance for rent for the leasing of the “additional area” during the first 3 (three) months of the lease of the “lease period” will be on 1.1.2002 whereas the dates for payment of the rest of the tri-monthly payments which the Tenant must pay to the Landlord for leasing the “additional area” in accordance with the terms and provisions of this addendum and the “primary contract” will be on the 1st (first) of the calendar months of the months of April, July, October and January applicable from 1.4.2002 and until the end of the lease period of the “additional area” in accordance with the terms of the “primary contract” and this addendum to the “primary contract”.

e.	It is hereby agreed between the parties that the rest of the terms and provisions of the “primary contract” as applicable with respect to the lease of the “premises” during the “lease period” and during the “extended lease period” as these phrases are defined in the “primary contract” will apply to the lease of the “additional area” during the “lease period” as well as the lease of the “additional area” during the “extended lease period” if in deed the Tenant exercises the “additional option” in accordance with the terms and provisions of this addendum, but all this – subject to the applicable changes with respect to the amount of rent and linking the rent to the U.S. CPI index as a result of increasing the area of the “premises” as obligatory under the terms and provisions of this addendum to the “primary contract”.

f.	A breach of Section 5 above and/or a breach of any of its sub-section will be considered a material breach of this addendum to the “primary contract”.
Linking Payments To The Representative Rate In NIS Of The US Dollar And An Increase In The U.S. CPI Index In The USA
6.	All the rent payments that the Tenant must pay to the Landlord pursuant to the terms of this addendum, including but not limited to the monthly rent during the “lease period” and monthly rent during the “extended lease period” as defined in the primary contract and stipulated in this addendum in US Dollars, will be paid by the Tenant to the Landlord in New Israeli Shekels in accordance with the “representative rate in NIS of the US Dollar” that was known on the actual date of payment of each and every

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

payment of the foregoing rent payments or any part of these payments that will be paid by the Tenant to the Landlord pursuant to the terms of this contract.

It is hereby agreed between the parties that all the rent payments which the Tenant must pay to the Landlord in accordance with the terms of this contract will be paid by the Tenant whereby they will be linked in full to each increase that applies to the U.S. CPI index and all in accordance with the provisions set forth in the “primary contract”.

All of the provisions of the “primary contract” and particularly the provisions in Section 13 of the “primary contract” will apply to this addendum mutatis mutandis pursuant to the matter at hand.

Additionally, it is hereby agreed that a breach of this section will be considered a material breach of this addendum to the “primary contract”.
Description And Adjustments To The Premises
7.	The Tenant hereby declares that it saw the “premises”, the “additional area”, the “new premises”, the location of the foregoing parking spaces adjoined to the “additional area”, the building on the “land” upon which they are erected, the surroundings and found the “premises”, the “additional area” and the “new premises” suitable and appropriate for all its needs and purposes with respect to the use thereof pursuant to the “purpose of the lease” and that it hereby waives, finally, completely, fully and absolutely, any assertion of a defect and/or unsuitability in connection with the “premises” and/or in connection with the “additional area” and/or in connection with the “new premises” and/or in connection with their surroundings, the building in which they are located and/or with respect to the possibilities of use thereof, in whole and/or in part, based on its needs.

Additionally and for the sake of removing any doubt it is emphasized and agreed that the provisions in Section 7 of the “primary contract” with respect to the change of location of the parking spaces adjoined to the premises will apply mutatis mutandis pursuant to the matter at hand, also with respect to the changes of location of the parking spaces that are adjoined to the “additional area” in accordance with the terms and provisions of this addendum to the “primary contract”.
Delivery Protocol of the “Additional Area” and of the “New Premises”
8.	Upon delivery of the “additional area” a delivery protocol will be executed to be signed by both parties and this protocol will serve as prima facie evidence of the fact that the Tenant received the “additional area” and the “new premises” in accordance with the terms and provisions in this addendum and to its complete satisfaction (hereinafter – “The Delivery Protocol”).

If for any reason the delivery protocol is not executed the Tenant’s signature upon this addendum to the “primary contract” will be considered as its confirmation and as conclusive evidence of the fact that the “new premises” were in fact delivered by the Landlord pursuant to the terms of this addendum.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

All the rest of the terms of the “primary contract” including but not limited to the provisions of Section 8 therein will apply mutatis mutandis pursuant to the matter at hand also with respect to the delivery of the “additional areas” to the Tenant in accordance with the provisions of this addendum.
Changes To The “New Premises”
9.	For the sake of removing any doubt it is hereby agreed and emphasized explicitly that with respect to executing any changes and performance of the construction and any adjustment work within the “additional area” and/or the “new premises” the provisions of Section 19 of the “primary contract” will apply mutatis mutandis pursuant to the matter at hand.

A breach of this section will constitute a material breach of this addendum to the “primary contract”.
Bank Guarantees
10.
a.	In order to guarantee the fulfillment of all the Tenant’s obligations in accordance with the provisions of this addendum to the “primary contract”, and in general in order to guarantee the fulfillment of the Tenant’s obligations to vacate the “additional area” constituting part of the “new premises” at the end of the lease subject-matter of this addendum (including but not limited to the event that the lease subject-matter of this addendum is cancelled and/or the cancellation of this addendum as a result of a breach of the “primary contract” and/or of this addendum by the Tenant) as well as in order to guarantee payment in full and in a timely manner of all the monies and payments which the Tenant is obligated and/or will become obligated to pay pursuant to this addendum and in general, payment of ongoing rent, payment for damages that may be caused to the “new premises” imposed upon it pursuant to the provisions of this addendum and/or pursuant to the provisions of the “primary contract” and payment of all the rest of the taxes, expenses, compensation, damages and various other payments applicable to it which the Tenant must and/or in the future will be obligated to pay pursuant to the terms of the “primary contract” and this addendum, the Tenant undertakes to deposit with the Landlord, upon signing this addendum, an autonomic unconditional and unreserved bank guarantee from a duly operative recognized bank in Israel. This guarantee will not be negotiable and will be payable only to the Landlord.

This bank guarantee will be for a sum (principal) of 517,693 NIS (Five Hundred and Seventeen Thousand, Six Hundred and Ninety Three NIS) [equal to rent (principal) for leasing the “additional area” during the first 15 (fifteen) months of the “lease period” in addition to VAT prescribed by law]. This bank guarantee in its entirety will be linked to the increases that apply to the consumers prices index in accordance with the ratio that the consumer prices

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

index increases by which that is known upon actually realizing it as opposed to the rate of the consumer prices index (that was last published prior to the date upon which this addendum to the “primary contract” was signed (hereinafter – “The Additional Bank Guarantee”).

The “Additional Bank Guarantee” will be effective during the entire “lease period” in addition to 3 (three) additional calendar months.

If the Tenant exercises the “additional option” and the lease period of the “additional area” is extended for the duration of the “extended lease period” then by the date that 6 (six) full months of the lease remain until the end of the “lease period” of the “additional area” the Tenant will furnish the Landlord with a letter of extension of the “additional bank guarantee” for the duration of the entire “extended lease period” in addition to 3 (three) additional calendar months.

All the expenses, without any exceptions, and including but not limited to stamp duty and bank charges that apply regarding and/or in connection with the issuance and/or extending the validity of the “additional bank guarantee” will apply and be paid in full by the Tenant.

It is hereby emphasized and agreed by the parties that the “additional bank guarantee” will be a financial, autonomic, unconditional, unreserved bank guarantee that is exercisable forthwith. It is hereby clarified and agreed that the Landlord will be entitled to demand immediate payment of the “additional bank guarantee”, in whole or in part, upon the occurrence of any breach of this contract by the Tenant provided that the Landlord gives the Tenant written notice of its intent to realize this “additional bank guarantee at least 10 (ten) days in advance.
b.	In addition to the “additional bank guarantee” referenced in Section 10(a) above the Tenant undertakes to furnish the Landlord, upon signing this addendum, an additional bank guarantee identical in format and linkage terms to the amount of the “additional bank guarantee” for a sum of (principal) 20,349 NIS (Twenty Thousand, Three Hundred and Forty Nine New Israeli Shekels) equal to rent for leasing the “additional area” for the first 3 (three) months of the “lease period” in addition to VAT prescribed by law (hereinafter – “The Second Additional Bank Guarantee”). The validity of the “second additional bank guarantee” will be for 9 (nine) months which will start from the date of signing this addendum and will serve to guarantee payment in full of the rent by the Tenant for the first quarter of the “lease period” of the “additional area”. The bank charges and stamp duty involved in issuing the “second additional bank guarantee” will apply and be paid in full by the Landlord in accordance with the bank’s charges documents that will be issued to the Landlord by the Tenant.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

c.	It is hereby agreed that a breach of Section 10(a) and/or Section 10(b) above will be considered a material breach of this addendum to the “primary contract”.
The Lease And Negating The Applicability Of The Tenants Protection Law With Respect To The Lease

11.	a.	The Landlord hereby undertakes to lease to the Tenant the “additional area” after completion of its construction and the Tenant, on its part, hereby undertakes to lease from the Landlord the “additional area” and all this – by a lease pursuant to which the Tenants Protection Law does not apply, for the lease period stipulated in this addendum and contingent upon the terms set forth in this addendum and in the “primary contract”.
b.	The parties declare that upon signing this addendum the construction of the “Hermon Building”, the “additional area” and the “new premises” are still not complete, that they constitute a “new building” as this phrase is defined in the Tenants Protection Law (Consolidated Version) 5732-1972 whereby the construction thereof will finally be completed only after signing this addendum and in any event after 5728 (August 20, 1968) and that the “new premises” will be leased after this date and therefore the foregoing Tenants Protection Law and any law amending it or repealing it as well as any regulations and/or orders enacted and/or to be enacted pursuant thereto, will not apply to the leasing of the “new premises” and the “additional area” and the Tenant will not be protected pursuant to the provisions of the foregoing Tenants Protection Law and its regulations nor will it assert any assertion pursuant thereto.

c.	The Tenant hereby declares that it did not pay any key money for the “additional area” and/or for the “new area” and/or in connection with the lease subject-matter of this addendum, that it did not undertake to pay any key money for the lease of the “additional area” and/or the “new premises”, that it did not contribute in any way in the construction of the “additional area” and/or the premises and/or the “new premises” and/or did not give any consideration for it and/or for any part of it that can be construed as key money pursuant to the “law”, that it is aware that on the day of signing this addendum the “new premises” are exclusively owned by the Landlord and that no other entity or person other than the Landlord is entitled to possess it and that the Tenants Protection Laws including but not limited to the “law” will not grant any protection whatsoever as a protected tenant with respect to the leasing of the “additional area” and/or the “premises” and/or the “new premises” pursuant to the provisions of the “primary contract” and/or this addendum.

Additionally and to prevent any doubts it is hereby emphasized and agreed that the investment, additional construction and improvements that are made to the “new premises” will also not be considered as giving consideration to the Landlord that could be construed as key money pursuant to the law even if they remain in the “new premises” or any part thereof, after the Tenant vacates it.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

d.	The Tenant hereby explicitly declares that it is aware that this contract was executed in accordance with Sections 10 and 14 of the “law” since the “new premises” constitutes new property and/or vacated property and/or property that will be vacated of any occupier other than the Landlord prior to the commencement of the lease subject-matter of the “primary contract” and this addendum.

e.	It is hereby agreed that a breach of Section 11 above and/or a breach of any of its sub-sections will be considered a material breach of this addendum and the “primary contract”.
The Management Contract
12.	Upon signing this addendum to the “primary contract” the Tenant undertakes to also sign “the Management Agreement” relating to the “additional area” attached hereto to this addendum as Appendix B and constituting a material and integral part hereof.
General

13.	a.	It is hereby emphasized and agreed between the parties that all the terms and provisions of the “primary contract” – subject to the amendments specified in this addendum – will also apply to the leasing of the “additional area” and the “new premises” as determined and/or as modified and/or extended by this addendum to the “primary contract”.
Likewise it is agreed that all the concepts and definitions referenced in this addendum will assume the same meaning attributed to them in the “primary contract” but all this provided that no other and/or contrary definition was attributed to them in this addendum.
b.	It is hereby agreed between the parties that a material breach of this addendum to the “primary contract” and/or any one of its appendices, including but not limited to the “management contract” attached hereto as Appendix B to this addendum will be considered, for all senses and purposes also a material breach of the “primary contract” itself.

c.	Any amendment of the terms and provisions in this addendum will only be executed in writing and signed by both parties to this addendum.

Any notice in accordance with this addendum will only be executed in writing.

With respect to sending notices from one party to the other the parties will act in accordance with the provisions of Section 39 of the “primary contract”.

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

In Witness Hereof The Parties Have Hereto Set Their Hands In Writing: -

Mellanox Technologies Ltd
	Sha’ar Yokneam		P.O. Box 86 Yokneam 20692
	Limited Partnership		Tel: 04-9593244, Fax: 04-9593245
The Landlord:	( — )	The Tenant:	( — )

	Sha’ar Yokneam		Mellanox Technologies Ltd.
Registered Limited
Partnership

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership

APPENDIX A-2

( — ) Mellanox Technologies Ltd P.O. Box 86 Yokneam 20692 Tel: 04-9593244, Fax: 04-9593245	( — ) Sha’ar Yokneam Limited Partnership